UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Ascena Retail Group, Inc.

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933 MacArthur Boulevard Mahwah, New Jersey 07430

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Meeting Date:	Friday, December 14, 2018

Meeting Time:	3:00 p.m. local time

Location:	dressbarn’s Corporate Headquarters Stage Street Café 933 MacArthur Boulevard Mahwah, New Jersey 07430

The Annual Meeting will be held for the following purposes:

(1)	to consider the election of three directors to serve on the board of directors for three-year terms and until their successors are duly elected and qualified (Proposal One);

(2)	to approve amendment Number Two to the Ascena Retail Group, Inc. 2016 Omnibus Incentive Plan, as amended (Proposal Two);

(3)	to consider the approval, by non-binding advisory vote, of the compensation paid to our named executive officers during fiscal 2018 (commonly known as a “say-on-pay” proposal) (Proposal Three);

(4)	to approve the amendment and restatement of the Company’s Second Amended and Restated Certificate of Incorporation, as amended (Proposal Four);

(5)	to ratify the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending August 3, 2019 (Proposal Five); and

(6)	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The board of directors has fixed the close of business on October 17, 2018 as the record date for the determination of the stockholders entitled to vote at the Annual Meeting or any adjournments or postponements thereof. Only stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the Annual Meeting.

In order to conserve natural resources and reduce the cost of printing and distributing the proxy materials, while providing our stockholders with access to the proxy materials in a fast and efficient manner, we are pleased to be able to take advantage of the Securities and Exchange Commission rule allowing companies to use a “Notice and Access” model to provide their stockholders with access to proxy materials via the Internet. On or about November 1, 2018, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders informing them that our notice of annual meeting and proxy statement, Annual Report on Form 10-K and voting instructions are available on the Internet at https://proxyvote.com. As more fully described in the Notice of Internet Availability, all stockholders may choose to access our materials at https://proxyvote.com or may request to receive paper copies of the proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ David Jaffe
David Jaffe
Chairman of the Board and
Chief Executive Officer

Dated: November 1, 2018

YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL READ THE PROXY STATEMENT AND VOTE ON THE MATTERS TO BE CONSIDERED. YOU MAY VOTE YOUR PROXY BY TELEPHONE OR VIA THE INTERNET OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND RETURNING THE PROXY CARD ENCLOSED THEREIN.

Potential Payments Upon Termination Or Change in Control	56

Proposal Two — Approve amendment Number Two to the Ascena Retail Group, Inc. 2016 Omnibus Incentive Plan, as amended	61

Proposal Three — Resolution On Executive Compensation	68

Proposal Four — Approve an Amendment and Restatement of the Ascena Retail Group, Inc.’s Second Amended and Restated Certificate of Incorporation, as amended	69

Proposal Five — Ratification of the Engagement of Independent Registered Public Accounting Firm	70

Audit Committee Report	72

Security Ownership Of Certain Beneficial Owners, Directors And Management	73

Section 16(a) Beneficial Ownership Reporting Compliance	75

Interest Of Management And Others In Certain Transactions; Related Party Transactions	76

Annex A Amendment Number Two to the Ascena Retail Group, Inc. 2016 Omnibus Incentive Plan, as amended	A-1

Annex B Ascena Retail Group, Inc.’s Second Amended and Restated Certificate of Incorporation, as amended	B-1

Ascena Retail Group, Inc.	2018 Proxy Statement

PROXY STATEMENT

In this proxy statement, the terms “we,” “us” and “our” refer to Ascena Retail Group, Inc., a Delaware corporation (“Ascena” or the “Company”), and its consolidated subsidiaries, ANN INC., referred to as “ANN”, Tween Brands, Inc., referred to as “Justice”, Lane Bryant, Inc., referred to as “Lane Bryant”, Maurices Incorporated, referred to as “maurices”, The Dress Barn, Inc., referred to as “dressbarn”, and Catherines Stores Corporation, referred to as “Catherines”.

GENERAL

The enclosed proxy is solicited by the board of directors (the “Board”) of Ascena for use at our 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 3:00 p.m. local time, on Friday, December 14, 2018 at dressbarn’s Corporate Headquarters, Stage Street Café, 933 MacArthur Boulevard, Mahwah, New Jersey 07430, and any and all adjournments or postponements thereof. This proxy statement and form of proxy, along with our Annual Report on Form 10-K for the fiscal year ended August 4, 2018, are being made available to our stockholders on or about November 1, 2018. The proxy statement and proxy card are being made available to you because our records indicate that you owned shares of our common stock on October 17, 2018, the record date for the Annual Meeting.

Our Board is soliciting your proxy to be used at the Annual Meeting. When you sign the proxy card, you appoint two of our directors, Kate Buggeln and Carl Rubin, as your representatives at the Annual Meeting. One or both of these individuals, or a substitute if necessary, will vote your shares at the Annual Meeting as you have instructed them on the proxy card. If you sign and deliver your proxy card, but you do not provide voting instructions, your proxy representative will vote in favor of the three nominees for director (Proposal One), in favor of Proposals Two, Three, Four and Five, and with respect to any other matter that may be presented at the Annual Meeting, in the discretion of the proxy representative. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you complete, sign and return your proxy card in advance of the Annual Meeting as your plans may change.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 14, 2018

The Securities and Exchange Commission (the “SEC”) adopted rules that allow us to change the way we make our proxy statement and other Annual Meeting materials available to you. On or about November 1, 2018, we will begin mailing a notice, called the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), to our stockholders advising them that our proxy statement, Annual Report on Form 10-K and voting instructions can be accessed via the Internet at https://proxyvote.com. You may then access these materials and vote your shares over the Internet or you may request that a printed copy of the proxy materials be sent to you. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice of Internet Availability. This allows us to conserve natural resources and reduces the cost of printing and distributing the proxy materials, while providing our stockholders with access to the proxy materials in a fast and efficient manner via the Internet. Copies of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended August 4, 2018 are also available online at https://proxyvote.com.

Ascena Retail Group, Inc.	1	2018 Proxy Statement

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

When and where will the Annual Meeting take place?

The Annual Meeting will be held on Friday, December 14, 2018, at 3:00 p.m., at dressbarn’s Corporate Headquarters, Stage Street Café, 933 MacArthur Boulevard, Mahwah, New Jersey 07430.

What is the purpose of the Annual Meeting?

At our Annual Meeting, holders of our common stock will be asked to vote on the following proposals:

(1)	election of three directors to serve on the Board for three-year terms and until their successors are duly elected and qualified (Proposal One);

(2)	to approve amendment Number Two to the Ascena Retail Group, Inc. 2016 Omnibus Incentive Plan, as amended (Proposal Two);

(3)	to consider the approval, by non-binding advisory vote, of the compensation paid to our named executive officers during fiscal 2018 (commonly known as a “say-on-pay” proposal) (Proposal Three);

(4)	to approve the amendment and restatement of the Company’s Second Amended and Restated Certificate of Incorporation, as amended (Proposal Four);

(5)	ratification of the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending August 3, 2019 (Proposal Five); and

(6)	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What are the Board’s voting recommendations?

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINATED DIRECTORS, FOR THE APPROVAL OF AMENDMENT NUMBER TWO TO THE ASCENA RETAIL GROUP, INC. 2016 OMNIBUS INCENTIVE PLAN, AS AMENDED, FOR THE SAY-ON-PAY PROPOSAL, FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Unless you give other instructions on your proxy card, the persons referred to as proxy holders on the proxy card will vote in accordance with the recommendations of the Board or, with respect to any other matter that may be presented at the Annual Meeting for which no recommendation is given, in their own discretion.

Could other matters be decided at the Annual Meeting?

Our by-laws require prior notification of a stockholder’s intent to request a vote on other matters at the Annual Meeting. The deadline for notification has passed, and we are not aware of any other matters that could be brought before the Annual Meeting. However, if any other business is properly presented at the Annual Meeting, your vote by proxy gives authority to Kate Buggeln and Carl Rubin, the persons referred to as proxy holders on the proxy card (or a substitute, if necessary), to vote your shares on such matters at their discretion.

Who is entitled to attend the Annual Meeting?

All stockholders who owned our common stock at the close of business on October 17, 2018 (the “Record Date”), or their duly appointed proxies, may attend the Annual Meeting or any adjournments or postponements thereof. Registration begins at 2:45 p.m. on the date of the Annual Meeting. If you attend, please note that you may be asked to present valid photo identification, such as a driver’s license or passport. Please note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you must obtain a signed and properly executed proxy from your broker, bank or other nominee to vote your shares held in street name at the Annual Meeting, and such proxy, together with a broker statement evidencing your ownership, must be presented at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Subject to the foregoing, all stockholders who owned our common stock at the close of business on the Record Date are entitled to attend and vote at the Annual Meeting or at any adjournments or postponements thereof.

Ascena Retail Group, Inc.	2	2018 Proxy Statement

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

How many votes do I have?

You have one vote for each share of our common stock that you owned on the Record Date.

How many votes must be present to hold the Annual Meeting?

The presence in person or by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Once a share of the Company’s common stock is represented for any purpose at the Annual Meeting, it is deemed present for quorum purposes for the Annual Meeting and for any adjournment of the Annual Meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have the necessary voting power for that proposal and has not received instructions from the beneficial owner. In order for us to determine that enough votes will be present to hold the Annual Meeting, we urge you to vote in advance by proxy even if you plan to attend the Annual Meeting.

Assuming a quorum is present, how many votes will be required to approve each proposal?

•

A majority of the votes cast at the Annual Meeting will elect the three nominees to serve as directors. A “majority of the votes cast” means that the number of shares voted “FOR” a nominee for director exceeds the number of votes cast “AGAINST” such nominee;

•

The proposal to approve amendment Number Two of the Ascena Retail Group, Inc. 2016 Omnibus Incentive Plan, as amended, will be approved if the votes cast in favor of the proposal at the Annual Meeting exceed the votes cast in opposition to the proposal;

•	The say-on-pay proposal will be approved, by non-binding advisory vote, if the votes cast in favor of the proposal exceed the votes cast in opposition to the proposal;

•

The proposal to approve the amendment and restatement of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, will be approved if the holders of at least 80% of the outstanding shares of common stock entitled to vote at the Annual Meeting vote in favor of the proposal; and

•

The proposal to ratify the appointment of the Independent Registered Public Accounting Firm will be approved if the votes cast in favor of the proposal at the Annual Meeting exceed the votes cast in opposition to the proposal.

A note about broker non-votes: Under NYSE rules, brokers are not permitted to vote uninstructed shares for non-routine matters, which include director elections and executive compensation matters. As a result, if your shares are held by a brokerage firm for you as beneficial owner and you do not instruct your broker how to vote your shares on Proposal One (election of directors), Proposal Two (approval of amendment Number Two to the Ascena Retail Group, Inc. 2016 Omnibus Incentive Plan, as amended), Proposal Three (the say-on-pay proposal) or Proposal Four (approval of the amendment and restatement of the Company’s Second Amended and Restated Certificate of Incorporation, as amended), your brokerage firm cannot vote them for you. Please make sure that you provide instructions to your broker regarding Proposals One, Two, Three and Four. The ratification of the appointment of independent accountants is a routine item under NYSE rules. As a result, brokers who do not receive instructions as to how to vote on Proposal Five may vote on that matter in their discretion.

What is the effect of a “broker non-vote” or abstention on the proposals to be voted on at the Annual Meeting?

Abstentions and broker non-votes will be considered as present for quorum purposes, but will have no impact on the vote on Proposal One, Two, Three or Five. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” Proposal Four.

How many votes may be cast by all stockholders?

A total of 197,382,906 votes may be cast at the Annual Meeting, consisting of one vote for each share of our common stock outstanding on the Record Date.

How do I vote?

You can vote your shares in one of two ways: either by proxy or in person at the Annual Meeting by written ballot. If you choose to vote by proxy you may do so via the Internet or by telephone, or by requesting a printed copy of the proxy materials, and signing and returning the proxy card enclosed therein. Each of these procedures is explained below. Even if you plan to attend the Annual Meeting, the Board recommends that you vote by proxy so your shares of common stock will be voted as directed by you if you are unable to attend the Annual Meeting.

Ascena Retail Group, Inc.	3	2018 Proxy Statement

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number of stockholders be represented by proxy. By following the procedures for voting via the Internet or by telephone, or by requesting a printed copy of the proxy materials and signing and returning the proxy card enclosed therein, you will enable Ms. Buggeln and/or Mr. Rubin, each of whom is named on the proxy card as a “proxy holder,” to vote your shares at the Annual Meeting in the manner indicated. If you sign and return your proxy card, but do not specify how you want your shares to be voted, they will be voted, in accordance with the Board’s recommendation, “FOR” the three director nominees named in Proposal One, in favor of Proposals Two, Three, Four and Five, and with respect to any other matter that may be presented at the Annual Meeting, in the discretion of the proxy holders named in your proxy card.

Voting via the Internet

You can vote your shares via the Internet by following the instructions in the Notice of Internet Availability or by accessing www.proxyvote.com and following the instructions contained on that website. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote via the Internet, you do not need to mail a proxy card.

Voting by Telephone

You can vote your shares by telephone by calling the number provided on the voting website (www.proxyvote.com) and on the proxy card. The telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote via the telephone, you do not need to mail a proxy card.

Voting by Mail

You can vote by mail by requesting that a printed copy of the proxy materials be sent to your home address. Upon receipt of the materials, you may fill out the proxy card enclosed therein and return it per the instructions on the card.

May I change or revoke my vote after I submit my proxy?

Yes. To change your vote previously submitted by proxy, you may:

•	Cast a new vote by mailing a new proxy card with a later date or by voting via the Internet or telephone on a later date; or

•	If you hold shares in your name, attend the Annual Meeting and vote in person.

If you wish to revoke rather than change your vote, written revocation must be received by our Corporate Secretary prior to the Annual Meeting.

What if I participate in the Company’s 401(k) Savings Plan?

If you are a participant in the Company’s 401(k) Savings Plan (the “401(k) plan”) and own shares of the Company’s common stock in your 401(k) plan account as of the Record Date, you will receive, with respect to the number of shares held for your account under the 401(k) plan as of the Record Date, a proxy card that will serve as a voting instruction to the trustee of the 401(k) plan with respect to shares held for your account. Unless the proxy card is signed and returned, shares held in your account under the 401(k) plan will not be voted.

How can I attend the Annual Meeting?

Stockholders as of the close of business on the Record Date may attend the Annual Meeting. You may obtain directions to the location of the Annual Meeting by contacting Ascena’s Investor Relations Department at (551) 777-6895 or via email at asc-ascenainvestorrelations@ascenaretail.com.

What happens if the Annual Meeting is postponed or adjourned?

If the Annual Meeting is postponed or adjourned and no new record date is set, your proxy will remain valid and may be voted when the Annual Meeting is convened or reconvened. You may change or revoke your proxy until it is voted.

Will your independent registered public accounting firm participate in the Annual Meeting?

Yes. Our independent registered public accounting firm is Deloitte & Touche LLP. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and make any statements he or she deem necessary and to respond to appropriate stockholder questions.

Ascena Retail Group, Inc.	4	2018 Proxy Statement

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Are members of the Board required to attend the Annual Meeting?

Directors are encouraged, but not required, to attend the Annual Meeting. All of the Company’s then current directors attended the 2017 Annual Meeting of Stockholders.

Who will pay the expenses incurred in connection with the solicitation of my vote?

We pay all costs and expenses related to preparation of these proxy materials and solicitation of your vote and all Annual Meeting expenses. None of our directors, officers or employees will be specially compensated for these activities. We reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of our common stock, but we will not pay any compensation for their services.

Why did I receive more than one Notice of Internet Availability?

You may receive multiple Notices of Internet Availability if you hold your shares of our common stock in multiple accounts (such as through a brokerage account and an employee benefit plan, such as the 401(k) plan). To ensure all your shares are represented at the Annual Meeting, please vote your shares as instructed in each Notice of Internet Availability you receive.

If your household is receiving multiple Notices of Internet Availability and you wish to request delivery of a single copy or wish to enroll in electronic (email) delivery of the proxy materials, you may send a written request to Ascena Retail Group, Inc., 933 MacArthur Boulevard, Mahwah, New Jersey 07430, Attention: Investor Relations or via email at asc-ascenainvestorrelations@ascenaretail.com.

How do I obtain a separate Notice of Internet Availability if I share an address with other stockholders?

In order to reduce printing and postage costs, only one Notice of Internet Availability is being delivered to multiple stockholders sharing an address unless we received contrary instructions from one or more of the stockholders sharing that address. If your household has received only one Notice of Internet Availability, we will promptly deliver an additional Notice of Internet Availability to any stockholder (as of the Record Date) who sends a written request to: Ascena Retail Group, Inc., 933 MacArthur Boulevard, Mahwah, New Jersey 07430, Attention: Investor Relations or via email at asc-ascenainvestorrelations@ascenaretail.com. If you wish to receive a separate Notice of Internet Availability in the future, you can notify us by mailing a written request to the address above by calling our Investor Relations Department at (551) 777-6895 or via email at asc-ascenainvestorrelations@ascenaretail.com.

Can I view these proxy materials electronically?

Yes. You may access the proxy statement and our annual report at https://proxyvote.com. In addition to the fiscal 2018 proxy statement and Annual Report on Form 10-K, you can view all of our other filings with the SEC on our website at the “investors” page at www.ascenaretail.com, accessible through the “Investor Relations Menu.”

How can I receive copies of the Company’s year-end SEC filings?

We will furnish without charge to any stockholder who requests, in writing, a copy of our Annual Report on Form 10-K, including financial statements and related schedules, for the fiscal year ended August 4, 2018, as filed with the SEC. Any such request should be directed to Ascena Retail Group, Inc., 933 MacArthur Boulevard, Mahwah, New Jersey 07430, Attention: Investor Relations or via email at asc-ascenainvestorrelations@ascenaretail.com.

How do stockholders submit proposals for the Company’s 2019 Annual Meeting of Stockholders?

Proposals of stockholders intended to be presented at the 2019 Annual Meeting of Stockholders and desired to be included in our proxy statement for that meeting must be received by our Corporate Secretary and General Counsel, c/o Ascena Retail Group, Inc., 933 MacArthur Boulevard, Mahwah, New Jersey 07430 by no later than July 4, 2019 in order to be included in such proxy statement. Any such proposal must also meet the other requirements of the rules of the SEC relating to stockholder proposals. Generally, if written notice of any stockholder proposal intended to be presented at the 2019 Annual Meeting of Stockholders, and not included in our proxy statement for that meeting, is not delivered to the Corporate Secretary and General Counsel at the above address between July 4, 2019 and August 3, 2019, or if such notice does not contain the information required by Section 7 of Article II of our by-laws, the chair of the meeting may declare that such stockholder proposal be disregarded.

Can I see a list of stockholders entitled to vote at the Annual Meeting?

A complete list of the stockholders entitled to vote at the Annual Meeting is available for inspection at the principal office of the Company upon written request to the Company by a stockholder, and at all times during the Annual Meeting at the place of the Annual Meeting.

Ascena Retail Group, Inc.	5	2018 Proxy Statement

PROPOSAL ONE — ELECTION OF DIRECTORS

Our Second Amended and Restated Certificate of Incorporation, as amended, provides for a classified Board divided into three classes, each with a staggered three-year term of office and each class of directors as nearly equal in number as possible. At the Annual Meeting, three directors are to be elected for three-year terms. On the recommendation of the Leadership and Corporate Governance Committee, the Board has nominated Steven L. Kirshenbaum, Carrie W. Teffner and Linda Yaccarino, current directors whose terms of office expire at the Annual Meeting, for election for three-year terms expiring at the 2021 Annual Meeting of Stockholders. Each nominee has indicated that he/she will serve if elected. We do not anticipate that any Board nominee will be unable or unwilling to stand for election, but should any such nominee be unavailable for election for any reason, your proxy, to the extent permitted by applicable law, may be voted with discretionary authority in connection with the nomination by the Board and the election of any substitute nominee. On July 12, 2018, Mr. Randy L. Pearce notified the Company of his intention to retire from the Board with an effective date on or about October 4, 2018. On October 4, 2018, the Board appointed Carrie W. Teffner to fill the vacancy created by Mr. Pearce’s retirement, as a member of the class of directors whose terms of office expire at the Annual Meeting.

The charts below provide summary information about the composition of our Board, followed by the biographies of the director nominees and our current Board members. Please see the section below entitled “Questions and Answers About our Board and Corporate Governance Matters” for additional information about our Board and the committees of the Board.

BOARD COMPOSITION (as of November 1, 2018)

Gender Diversity:

Gender

Through its unique portfolio of fashion brands, at Ascena we provide all women and girls with fashion and inspiration for living confidently every day. We are honored that more than half of our Board is comprised of women, and by the recent appointment of Kate Buggeln as our Lead Independent Director. According to the U.S. Board Study (Board Diversity Review) published by Institutional Shareholder Services (“ISS”) in April 2018, the number of women in leadership positions – board chairs, lead directors, or committee chairs – remains very low.

Board Refreshment:

Age Board Tenure in Years

The Leadership and Corporate Governance Committee and the Board also believe that it is important for the Board to be “refreshed” by adding new directors with fresh perspectives from time to time. In that regard, since 2015 we have added nine new directors, resulting in an average director tenure of less than five years, with an average director age of 56.

Ascena Retail Group, Inc.	6	2018 Proxy Statement

PROPOSAL ONE — ELECTION OF DIRECTORS

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW TO SERVE AS DIRECTORS.

Information about Director Nominees:

Following is information regarding the director nominees and the other continuing directors.

Name of Director Nominee and Age	Director Since
Steven L. Kirshenbaum, 66	2015
Carrie W. Teffner, 52	2018
Linda Yaccarino, 55	2016

STEVEN L. KIRSHENBAUM
Age: 66 Director Since: 2015

Background:

STEVEN L. KIRSHENBAUM is a senior partner in the Corporate Department of Proskauer Rose LLP, an international law firm with headquarters in New York City. Mr. Kirshenbaum has served as a member of Proskauer’s Executive Committee, a Chair of the firm’s Corporate Department and managing partner of Proskauer’s Paris Office. He has in-depth experience in general corporate, transactional, governance and securities practice areas, representing domestic and foreign companies.

Qualifications:

The Board selected Mr. Kirshenbaum to serve as a director based on his knowledge of the Company, extensive experience in mergers and acquisitions, securities compliance and corporate governance, each of which strengthen the Board’s collective qualifications, skills and experience.

CARRIE W. TEFFNER
Age: 52 Director Since: 2018 Committees: Audit (chair) Compensation

Background:

CARRIE W. TEFFNER currently serves as Executive Vice President Finance and Strategic Projects of Crocs, Inc. (“Crocs”), and served as Executive Vice President and Chief Financial Officer of Crocs from December 2015 to August 2018. Prior to joining Crocs, Ms. Teffner served as Executive Vice President and Chief Financial Officer of PetSmart, Inc. from 2013 to 2015 until it was sold to BC Partners, where she was responsible for finance and information technology. Ms. Teffner also served as Executive Vice President and Chief Financial Officer of Weber Stephen Products LLC from 2011 to 2013. From 2009 to 2011, Ms. Teffner served as Senior Vice President and Chief Financial Officer of The Timberland Company until it was sold to VF Corporation. Ms. Teffner spent the first 21 years of her career with Sara Lee Corporation where she held various domestic and international positions including divisional and segment Chief Financial Officer. Ms. Teffner also serves as a director and member of the Audit Committee for GameStop Corp. since August 2018, and as a director of the nonprofit community revitalization organization, Rebuilding Together, since 2013. Ms. Teffner served as a director and the Audit Committee Chair for Banfield, The Pet Hospital, from 2014 to 2015. Ms. Teffner served as a director of Crocs for six months during 2015 prior to her appointment as its Executive Vice President and Chief Financial Officer.

Qualifications:

The Board selected Ms. Teffner to serve as a director based on her extensive strategic, financial and operational expertise and background in financial reporting and internal controls for large, publicly held product and retail companies.

Ascena Retail Group, Inc.	7	2018 Proxy Statement

PROPOSAL ONE — ELECTION OF DIRECTORS

LINDA YACCARINO
Age: 55 Director Since: 2016 Committees: Leadership and Corporate Governance Compensation

Background:

LINDA YACCARINO is Chairman, Advertising and Client Partnerships for NBCUniversal, LLC (“NBCUniversal”). In this role she oversees all advertising sales and market strategy for the company’s entire portfolio of premium video content, including broadcast, cable and digital. Prior to joining NBCUniversal in 2011, she held roles of increasing responsibility from 1996 to 2011 at Turner Broadcast System, Inc. (“Turner”), serving as Executive Vice President and Chief Operating Officer, Turner Entertainment Advertising, Sales and Marketing, and Acquisitions beginning in 2009. Prior to joining Turner, Ms. Yaccarino held various management positions at several media sales outlets.

Qualifications: The Board selected Ms. Yaccarino to serve as a director based on her extensive digital knowledge, multiplatform consumer engagement background and transformation experience.

Directors with Terms Expiring in 2019

Name of Director and Age	Director Since
Katie J. Bayne, 52	2015
Kay Krill, 63	2015
Marc Lasry, 59	2017
Stacey Rauch, 60	2017

KATIE J. BAYNE
Age: 52 Director Since: 2015 Committees: Leadership and Corporate Governance

Background:

KATIE J. BAYNE is the founder and President of Bayne Advisors, an advisory firm launched in March 2018 that helps brands and businesses find their strategic identities, drive sustained consumer engagement and innovate for transformative results. Ms. Bayne began her career with The Coca-Cola Company in 1989 in brand management and held roles of increasing responsibility, which focused on consumer strategy, retail marketing and consumer marketing in the U.S. and Australia. From 2010 to 2018, she was President and General Manager, Sparkling Beverages, Coca-Cola North America, President, North America Brands, and Senior Vice President for The Coca-Cola Company. In this most recent role, Ms. Bayne was responsible for global marketing, portfolio strategy and innovation for the flagship brand, Coca-Cola, and the company’s other sparkling brands around the world Ms. Bayne previously served on the board of directors of ANN INC. (“ANN”) until its acquisition by the Company in August 2015.

Qualifications: The Board selected Ms. Bayne to serve as a director based on her strong background in consumer strategy, retail and consumer marketing and brand management.

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PROPOSAL ONE — ELECTION OF DIRECTORS

KAY KRILL
Age: 63 Director Since: 2015

Background:

KAY KRILL served as Chief Executive Officer of ANN, which was acquired by the Company in August 2015, from 2005 through October 31, 2015, and as President of ANN from 2004 through October 31, 2015. Ms. Krill also served as a member of the Board of Directors of ANN from 2004 until the date that it was acquired by the Company. From 2001 to 2004, Ms. Krill served as President of ANN’s LOFT Division. From 1998 to 2001, Ms. Krill was Executive Vice President, Merchandise and Design of ANN’s LOFT Division. From 1996 to 1998, Ms. Krill served as Senior Vice President, General Merchandise Manager of ANN’s LOFT Division and, from 1994 to 1996, she was Vice President of Merchandising for Ann Taylor. Prior to joining ANN, Ms. Krill held various management positions at several retailers including The Talbots, Inc. and Hartmarx Corporation.

Qualifications:

The Board selected Ms. Krill to serve as a director based on her experience as the chief executive officer and board member of a publicly held specialty retailer, and her extensive experience in the apparel industry.

MARC LASRY
Age: 59 Director Since: 2017

Background:

MARC LASRY re-joined our Board in June 2017, having previously served as a member of the Board from February 2004 until October 2006. Since 1995, Mr. Lasry has served as Chairman, Chief Executive Officer and Co-Founder of Avenue Capital Group, a global investment firm that focuses on private and public debt, equity and real estate markets in the U.S., Europe and Asia. Prior to founding Avenue Capital Group, Mr. Lasry co-founded Amroc Investments, LLC in association with the Robert M. Bass Group and managed capital for Amroc Investments, L.P. (predecessor to Amroc Investments, LLC), a distressed debt investment firm. Prior to that, Mr. Lasry was Co-Director of the Bankruptcy and Corporate Reorganization Department at Cowen & Company. Mr. Lasry also served as Director of the Private Debt Department at Smith Vasiliou Management Company. Mr. Lasry clerked for the Honorable Edward Ryan, former Chief Bankruptcy Judge of the Southern District of New York. Mr. Lasry is currently a member of the Council on Foreign Relations, and also serves on the board of directors of Boulevard Acquisition Corp. II and AgroFresh Solutions, Inc. He has served on the boards of advisors or directors of both for-profit and not-for-profit public and private companies, including the Mount Sinai School of Medicine, 92nd Street Y, the Clinton Global Initiative and the Global Endowment Management.

Qualifications: The Board selected Mr. Lasry to serve as a director based on his extensive capital allocation and investment experience with public and private companies.

Ascena Retail Group, Inc.	9	2018 Proxy Statement

PROPOSAL ONE — ELECTION OF DIRECTORS

STACEY RAUCH
Age: 60 Director Since: 2017 Committees: Audit

Background:

STACEY RAUCH has served as the non-executive Chairman of the board of directors of Fiesta Restaurant Group, Inc. since February 2017, as a director of Fiesta Restaurant Group since 2012, Chair of Fiesta Restaurant Group’s Corporate Governance & Nominating Committee, and as a member of its Compensation Committee. Ms. Rauch is a Director (Senior Partner) Emeritus of McKinsey & Company, from which she retired in September 2010. Ms. Rauch was a leader in McKinsey’s Retail and Consumer Goods Practices, served as the head of the North American Retail and Apparel Practice, and acted as the Global Retail Practice Convener. A 24-year veteran of McKinsey, Ms. Rauch led engagements for a wide range of retailers, apparel wholesalers and consumer goods manufacturers in the U.S. and internationally. Ms. Rauch was a co-founder of McKinsey’s New Jersey office, and was the first woman at McKinsey appointed as an industry practice leader. Prior to joining McKinsey, Ms. Rauch spent five years in product management for the General Foods Corporation. Ms. Rauch is also a non-executive director of Land Securities Group, PLC, the UK’s largest commercial property company, where she sits on its Audit, Nomination and Remuneration Committees. Previously, Ms. Rauch served on the board of directors of CEB, Inc., a leading member-based advisory company, ANN (which was acquired by the Company in August 2015), and Tops Holding Corporation, the parent company of Tops Markets LLC, a U.S. grocery retailer.

Qualifications:

The Board selected Ms. Rauch to serve as a director based on her extensive background in business strategy, marketing, merchandising, omnichannel management and operations in the retail industry.

Directors with Terms Expiring in 2020

Name of Director Nominee and Age	Director Since
David Jaffe, 59	2001
Kate Buggeln, 57	2004
Carl Rubin, 59	2015
John L. Welborn, Jr., 41	2018

DAVID JAFFE
Age: 59 Director Since: 2001

Background:

DAVID JAFFE serves as a director (since 2001), as our CEO (since 2002) and as Chairman of the Board (since 2016). Previously, he had been President from 2002 to 2017, and Vice Chairman and Chief Administrative Officer from 2000 to 2002. Mr. Jaffe joined our Company in 1992 as Vice President, Business Development and became Senior Vice President in 1995, Executive Vice President in 1996 and Vice Chairman in 2000. David is the son of Elliot S. and Roslyn S. Jaffe. Elliot S. Jaffe is a co-founder and Chairman Emeritus. Roslyn S. Jaffe is a co-founder and Director Emeritus for Life. David Jaffe is the brother of Elise Jaffe, a non-executive officer and a more than 5% stockholder, and Richard Jaffe, a significant holder of the Company’s stock. Mr. Jaffe is also a member of the Board of Directors of The National Retail Federation.

Qualifications: The Board selected Mr. Jaffe to serve as a director based on his extensive retail and financial background.

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PROPOSAL ONE — ELECTION OF DIRECTORS

KATE BUGGELN
Age: 57 Director Since: 2004 Committees: Leadership and Corporate Governance (chair) Audit

Background:

KATE BUGGELN is a former Senior Advisor with Irving Place Capital, L.P. Currently, Ms. Buggeln serves as a member of the Board for publicly traded Five Below, Inc. She also is on the Board of Noble Biomaterials, Scoop Holdings (parent company of cabi) and the nonprofit, Bpeace. Previously, Ms. Buggeln was Senior Vice President of Strategy and Business Development for Coach, Inc., where she created and led strategies to enter new markets and new categories. Ms. Buggeln also spent many years as a retail consultant at LakeWest Group Ltd. and Coopers & Lybrand LLP, where she advised retail companies on business strategy, operations, e-commerce and supply chain. Previously, Ms. Buggeln served as a Director at Vitamin Shoppe, Stuart Weitzman and Timberland Company. On September 28, 2018, Ms. Buggeln was appointed to serve as the Company’s Lead Independent Director.

Qualifications: The Board selected Ms. Buggeln to serve as a director based on her strong background in strategic planning, marketing and new business development.

CARL “CHUCK” RUBIN
Age: 59 Director Since: 2015 Committees: Compensation (Chair) Audit

Background:

CARL “CHUCK” RUBIN currently serves as Chief Executive Officer and Chairman of the Board of The Michaels Companies, Inc. (“Michaels”). He joined Michaels in 2013 as its Chief Executive Officer and was appointed as Chairman of the Board in 2015. Prior to joining Michaels, from 2010 to 2013, Mr. Rubin was President and Chief Executive Officer of Ulta Salon, Cosmetics & Fragrances, Inc. Mr. Rubin held roles of increasing responsibility at Office Depot, serving as President beginning in 2006. Mr. Rubin spent six years in senior leadership roles, including Partner, at Accenture Consulting where he advised clients and led engagements across retail formats and ecommerce business. Prior to joining Accenture Consulting, Mr. Rubin also held various management positions at several specialty retailers. Mr. Rubin was a member of the Executive Committee of the Board of Directors of The National Retail Federation from 2007 to 2010.

Qualifications:

The Board selected Mr. Rubin to serve as a director based on his extensive managerial and operational knowledge of the retail industry and his ecommerce expertise, as well as his experience as a Chief Executive Officer and board member of a publicly held specialty retailer.

Ascena Retail Group, Inc.	11	2018 Proxy Statement

PROPOSAL ONE — ELECTION OF DIRECTORS

JOHN L. WELBORN, JR.
Age: 41 Director Since: 2018

Background:

JOHN L. WELBORN, JR. serves as a Managing Director of Stadium Capital Management, LLC (“Stadium”), an investment advisory firm that focuses on smaller capitalized publicly traded companies in the U.S., Canada and Western Europe. In his role at Stadium, Mr. Welborn has led or supported Stadium’s due diligence across many different industries, including financial services, retail, software and business services. Mr. Welborn joined Stadium in 2000 as an Associate. Prior to joining Stadium, from 1998 to 2000, Mr. Welborn was a Financial Analyst at The Beacon Group, LLC, an investment and advisory firm that is now party of J.P. Morgan Chase & Co. At Beacon, Mr. Welborn was a member of the Mergers & Acquisitions Group, focusing on financial services and consumer product companies and the Liquid Investments Committee. From 2012 to 2014, Mr. Welborn served as a director and member of the governance committee of Intermountain Community Bancorp and as a director of Panhandle State Bank, Inc.

Qualifications: The Board selected Mr. Welborn to serve as a director based on his strong background in capital markets and investment experience.

Compensation and Stock Incentive Committee Interlocks and Insider Participation

During fiscal 2018, Carl Rubin, Randy L. Pearce, Marc Lasry and Linda Yaccarino served as members of our Compensation and Stock Incentive Committee (referred to as our “Compensation Committee”). No member of the Compensation Committee was an officer or employee of the Company during fiscal 2018 or was formerly an officer or employee of the Company. No executive officer of the Company served during fiscal 2018 as a director or member of a compensation committee of any entity at which any of its executive officers served on the Board or the Compensation Committee of the Company. Late in calendar 2017, Mr. Lasry stepped-down as a member of the Compensation Committee, but continues to serve as a member of the Board. Additionally, as noted above, on July 12, 2018, Mr. Randy L. Pearce notified the Company of his intention to retire from the Board with an effective date on or about October 4, 2018. On October 4, 2018, the Board appointed Carrie W. Teffner to fill the vacancy created by Mr. Pearce’s retirement, as a member of the class of directors whose terms of office expire at the Annual Meeting.

Ascena Retail Group, Inc.	12	2018 Proxy Statement

QUESTIONS AND ANSWERS ABOUT OUR BOARD AND CORPORATE GOVERNANCE MATTERS

What is the makeup of the Board and how often are members elected?

Our Board currently has eleven members, divided into three classes, each with a staggered three-year term of office. Three directors, Steven L. Kirshenbaum, Carrie W. Teffner and Linda Yaccarino, whose terms are expiring as of the date of the Annual Meeting, shall stand for election this year.

How often did the Board meet in fiscal 2018?

The Board met four times during fiscal 2018 and otherwise accomplished its business through the work of the committees described below. During fiscal 2018, each incumbent director attended at least 75% of the meetings of the Board and of the standing committees of which he or she was a member during his or her tenure.

Do the non-management directors meet in regularly scheduled executive sessions?

Yes. The non-management members of our Board meet in regularly scheduled executive sessions without any members of management present.

Does the Company have any formal policies or requirements concerning Board Leadership?

We do not have a formal policy regarding the separation of our Chairman of the Board (“Chairman”) and Chief Executive Officer (“CEO”) positions. Following Elliot S. Jaffe’s retirement as Non-Executive Chairman, member of the Board and as an officer of the Company, on December 8, 2016 the Board appointed David Jaffe, our Chief Executive Officer, as Chairman. We believe this leadership structure benefits our Company, as a combined Chairman/CEO role helps provide strong, unified leadership for our management team and Board.

The Company also believes that strong, independent Board leadership is a critical aspect of effective corporate governance. In March 2015, the Board appointed Mr. Pearce to serve as the Company’s Lead Independent Director. In light of Mr. Pearce’s retirement as a member of the Board, on September 28, 2018 Ms. Buggeln was appointed to serve as the Company’s Lead Independent Director. As specified in our Corporate Governance Guidelines, the responsibilities of the Lead Independent Director are as follows:

•	consult with the Chairman as to an appropriate schedule of Board meetings;

•	consult with the Chairman regarding and approve the information, agenda and schedules of the meetings of the Board;

•	call meetings of the independent directors, as appropriate;

•	serve as chairman of the executive sessions of the independent directors;

•	serve as liaison between the independent directors and the Chairman and between the independent directors and senior management;

•	ensure that independent directors have adequate opportunities to meet and discuss issues in sessions of the independent directors without management present;

•	chair the meetings of the Board when the Chairman is not present;

•	recommend to the Board the retention of advisors and consultants who report directly to the Board; and

•

respond to questions and comments from major stockholders that are directed to the Lead Independent Director or to the independent directors as a group, with such consultation with the Chairman and other directors, as may be appropriate.

We believe that a single leader serving as Chairman and Chief Executive Officer, together with a Lead Independent Director, is the best governance model for our Company and our stockholders at this time.

How does the Board determine which directors are independent?

Our Board determines whether an individual director satisfies all of the independence standards of the SEC and the Nasdaq Global Select Market, as such standards may be amended from time to time, and also that the director has no material relationship with us (either directly or as a partner, stockholder or officer of any entity) that would be inconsistent with a finding of independence.

Ascena Retail Group, Inc.	13	2018 Proxy Statement

QUESTIONS AND ANSWERS ABOUT OUR BOARD AND CORPORATE GOVERNANCE MATTERS

Which directors have been designated as independent?

The Board affirmatively determined that Katie J. Bayne, Kate Buggeln, Marc Lasry, Randy L. Pearce, Carl Rubin, Stacey Rauch, Carrie W. Teffner, John L. Welborn, Jr. and Linda Yaccarino are “independent,” as defined under Rule 5605(a)(2) of The Nasdaq Stock Market.

What are the standing committees of the Board?

Our Board has three standing committees: the Audit Committee, the Leadership and Corporate Governance Committee and the Compensation Committee.

Who are the current members of the standing committees?

	Audit Committee	Compensation and Stock Incentive Committee	Leadership and Corporate Governance Committee

Katie J. Bayne

Kate Buggeln

David Jaffe

Steven L. Kirshenbaum

Kay Krill

Marc Lasry

Stacey Rauch

Carl Rubin

Carrie W. Teffner

Linda Yaccarino

Chairperson	Member	Lead Independent Director	Financial Expert

Are all of the members of the standing committees independent?

Yes. The Board has determined that the members of each of the standing committees are independent pursuant to applicable SEC and Nasdaq Stock Market rules.

Do all of the standing committees operate under a written charter?

Yes. The charters of each of the standing committees are posted on the “investors” page of the Company’s website at www.ascenaretail.com, accessible through the “Investor Relations Menu.”

What are the functions of the standing committees?

Audit Committee

It is the responsibility of the Audit Committee to assist the Board in its oversight of our financial accounting and reporting practices. The duties of the Audit Committee include: (i) monitoring our financial reporting process and system of internal controls; (ii) selecting our independent registered public accounting firm; (iii) monitoring the independence and performance of our independent registered public accounting firm and internal auditing function; and (iv) providing an avenue of communication among the independent registered public accounting firm, management, the internal auditing functions and the Board. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its

Ascena Retail Group, Inc.	14	2018 Proxy Statement

QUESTIONS AND ANSWERS ABOUT OUR BOARD AND CORPORATE GOVERNANCE MATTERS

responsibilities, and it has direct access to our independent registered public accounting firm as well as our internal auditors. The Audit Committee has the ability to retain, at our expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Audit Committee also prepared the Audit Committee Report for inclusion in the proxy statement. See “Audit Committee Report.” The Board has determined that all members of the Audit Committee are “independent,” as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of The Nasdaq Stock Market and meet the “financial sophistication” requirement within the meanings of The Nasdaq Stock Market rules, and has also determined that Ms. Teffner qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

Leadership and Corporate Governance Committee

The function of the Leadership and Corporate Governance Committee is to assist the Board by (i) identifying qualified individuals to become Board members, and recommending for selection by the Board the director nominees to stand for election at the next annual meeting of the Company’s stockholders, (ii) recommending the composition of the Board and its committees, (iii) reviewing and recommending changes to the Board, as may be required, with respect to the Company’s Corporate Governance Guidelines and the corporate governance policies and practices of the Company, (iv) leading the Board in its annual review of the Board’s performance, (v) reviewing the succession planning recommendations for certain of the Company’s senior officers, and (vi) advising the Board regarding diversity and inclusion matters.

The responsibilities and duties of the Leadership and Corporate Governance Committee also include advising the Board with respect to the charters, structure and operations of the various committees of the Board and qualifications for membership thereon, including any independence standards for committee membership. The Leadership and Corporate Governance Committee also makes recommendations to the Board regarding which directors should serve on the various committees of the Board.

The Leadership and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the Leadership and Corporate Governance Committee through current directors, members of management, stockholders or other persons. From time to time, the Leadership and Corporate Governance Committee may also engage a search firm to assist in identifying potential Board candidates, although no such firm was used to identify any of the director nominees proposed for election at the Annual Meeting. Once the Leadership and Corporate Governance Committee has identified a prospective nominee, the Leadership and Corporate Governance Committee evaluates the prospective nominee against the standards and qualifications set out in the Leadership and Corporate Governance Committee’s charter and the Company’s Corporate Governance Guidelines, including the individual’s potential contributions in providing advice and guidance to the Board and management. The Leadership and Corporate Governance Committee seeks to identify nominees who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment. The Leadership and Corporate Governance Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate. In considering director nominees to stand for election or to fill any vacancy, the Leadership and Corporate Governance Committee and the Board take into account, in addition to such other factors as they deem relevant, such factors as the desirability of selecting directors who are accomplished in their respective fields, with superior credentials and reputation, are believed to have (i) relevant expertise and experience upon the basis of which such person could offer advice and guidance to management and (ii) sufficient time available to devote to the affairs of the Company, are believed to be able to work with the other members of the Board, are believed to be able to represent the long-term interests of the Company’s stockholders as a whole, and are selected with a view to the Board being diverse and representing a range of backgrounds and experience. The Leadership and Corporate Governance Committee and the Board also consider all applicable legal and regulatory requirements, as well as any requirements under the Company’s Second Amended and Restated Certificate of Incorporation, as amended, and by-laws that govern the composition of the Board as from time to time in effect.

The Board, with the advice and recommendation of the Leadership and Corporate Governance Committee, determines the total number of directors and selects nominees with a view to maintaining a Board that is strong in its collective knowledge and has a diversity of not only skills and experience, but also diversity in gender, culture and geography. The Board and Leadership and Corporate Governance Committee assess the effectiveness of the Company’s diversity policies by reviewing the nominees for director to determine if such nominees satisfy the Company’s then-current needs.

The Board, the Leadership and Corporate Governance Committee and the Company are committed to diversity and inclusion and recognize the benefits diversity and inclusion can contribute to achieving the Company’s goals. Accordingly, the Leadership and Corporate Governance Committee is responsible for advising the Board regarding diversity and inclusion matters in an effort to promote, foster and nurture a diverse and inclusive workforce, culture and provision of services at the Company.

Ascena Retail Group, Inc.	15	2018 Proxy Statement

QUESTIONS AND ANSWERS ABOUT OUR BOARD AND CORPORATE GOVERNANCE MATTERS

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, a copy of which is posted on the “investors” page of the Company’s website at www.ascenaretail.com, accessible through the “Investor Relations Menu.” The Leadership and Corporate Governance Committee assists the Board in carrying out the Corporate Governance Guidelines, monitors the compliance by the Board and its committees with the Corporate Governance Guidelines, and, from time to time as it deems appropriate, reviews and reassesses the adequacy of the Corporate Governance Guidelines and recommends any proposed revisions to the Corporate Governance Guidelines to the Board for approval. The Corporate Governance Guidelines address topics such as (i) Board size, (ii) Board meetings and agendas, (iii) committees, (iv) Board leadership structure, (v) lead independent director, (vi) executive sessions of independent directors, (vii) director qualifications and attributes, (viii) director independence, (ix) director selection, (x) majority approval vote in uncontested director elections, (xi) director orientation, (xii) director access to officers and employees, (xiii) director responsibilities, (xiv) changes in directors’ principal occupation, position or responsibility, (xv) outside directorships, (xvi) stockholder communications with the Board, (xvii) consideration of director candidates nominated by stockholders, (xviii) director compensation, (xix) restrictions on hedging and pledging transactions, (xx) annual evaluation of the Company’s chief executive officer and succession planning, and (xxi) annual evaluation of the Board.

Compensation Committee

The function of the Compensation Committee is to assist the Board by: (i) evaluating and determining all matters relating to the compensation (including base salary, incentive compensation and equity-based awards) of our Chairman and CEO, our other executive officers (including the named executive officers) and certain other key executives and employees; (ii) administering and functioning as the committee that is authorized to grant stock options, restricted stock and/or restricted stock units (“RSUs”) and other equity-based and incentive awards to executive officers and such other key executives and employees as the Compensation Committee shall determine under our stock and cash incentive plans, including the Company’s 2016 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) and as the committee authorized to grant awards under other incentive plans applicable to the executive officers of the Company as in effect from time to time; and (iii) reviewing and reporting to the Board on such other matters as may be appropriately delegated by the Board for the Compensation Committee’s consideration.

The Compensation Committee has sole authority to retain and obtain the advice of compensation consultants, outside legal counsel and other advisers, each referred to herein as an “Adviser,” to assist it with the execution of its duties and responsibilities. The Compensation Committee has the authority to set the compensation and other terms and conditions and oversee the work of the Advisers, to receive appropriate funding from the Company for the payment of compensation to the Advisers and to terminate the services of an Adviser. In selecting Advisers, the Committee will take into account factors it considers appropriate or as may be required by law, regulation or under the Nasdaq listing standards.

In fiscal 2018, following an extensive search process, the Compensation Committee selected and engaged Semler Brossy Consulting Group, LLC (“SBCG”) as the Compensation Committee’s independent compensation consultant. In selecting SBCG, the Compensation Committee considered the independence standards prescribed by the SEC and Nasdaq, and concluded that SBCG was independent and that its work would not raise any conflict of interest. Previously, and through three quarters of fiscal 2018, the Compensation Committee retained Radford Consulting, a separate business unit of Aon Consulting and a separate division of Aon Hewitt Corporation (“Radford”), as its independent compensation consultant. However, this engagement was discontinued when the Compensation Committee retained SBCG.

Between 2010 and the third quarter of fiscal 2018, Radford met regularly with the Compensation Committee and provided it with advice regarding the design and implementation of our executive compensation program. Radford’s support during fiscal 2018 included a number of topics, including pay levels and design as well as our ongoing alignment with our compensation philosophy. Management did not specifically recommend Radford, and Radford and its affiliates did not provide any services other than executive compensation consulting services to the Company. The Compensation Committee determined that Radford did not have any conflict of interest in its dealings with the Compensation Committee (or the Company). The Compensation Committee made this determination, in part, by reviewing and considering the factors set out by the applicable SEC rules and Nasdaq listing standards addressing compensation advisor conflicts of interest.

In providing its services to the Compensation Committee, with the Compensation Committee’s knowledge, Radford contacted the Company’s management from time to time to obtain data and other information from the Company and worked together with management and its advisor in the development of proposals and alternatives for the Compensation Committee to review and consider.

The Compensation Committee expects to regularly evaluate the nature and scope of the services provided by SBCG. In order to ensure that SBCG is independent, SBCG is only engaged by, takes direction from, and reports to the Compensation Committee and, accordingly, only the Compensation Committee has the right to terminate or replace SBCG at any time.

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QUESTIONS AND ANSWERS ABOUT OUR BOARD AND CORPORATE GOVERNANCE MATTERS

In fiscal 2018, following an extensive search, management retained Willis Towers Watson (“WTW”) to replace Korn Ferry Hay Group, Inc. (“Hay Group”) as their compensation consultant. Hay Group and its affiliates did not provide services other than compensation consulting services to the Company. Hay Group participated in Compensation Committee meetings during the first three quarters of fiscal 2018 and provided retail executive compensation knowledge and expertise and participated in discussions regarding executive compensation, the peer group selection process and executive compensation trends, among other activities. Management expects WTW to provide services similar to those provided by Hay Group. The Compensation Committee has determined that neither WTW nor Hay Group have any conflict of interest in their dealings with management, the Compensation Committee or the Company. This determination was made, in part, by reviewing and considering the factors set out by the applicable SEC rules and Nasdaq listing standards addressing compensation advisor conflicts of interest. In connection with the retention of WTW, the engagement of the Hay Group was discontinued.

How many times did each standing committee meet in fiscal 2018?

During fiscal 2018, the Audit Committee met eight times, the Compensation Committee met seven times and the Leadership and Corporate Governance Committee met five times.

What is the Board’s role in the risk oversight process?

It is management’s responsibility to manage risk and bring to the Board’s attention risks that are material to the Company. The Board exercises its oversight of the Company’s risks through regular reports to the Board from David Jaffe, in his role as Chairman and CEO, and other members of senior management on areas of material risk, actions and strategies to mitigate those risks and the effectiveness of those actions and strategies. The Board also administers its risk oversight function through its Audit and Compensation Committees.

The Audit Committee discusses with management the Company’s policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps management has taken to monitor and control those risks. Members of senior management with responsibility for oversight of particular risks report to the Audit Committee periodically throughout the year. The Company’s chief internal audit executive annually prepares a comprehensive risk assessment report which identifies the material business risks (including strategic, operational, financial reporting and compliance risks) for the Company as a whole, as well as for each business unit, and identifies the controls that address and mitigate those risks. The chief internal audit executive reviews that report with the Audit Committee each year. The Audit Committee reports to the full Board annually, or more frequently as required, on its review of the Company’s risk management.

The Compensation Committee establishes our executive compensation programs in a balanced and diversified manner while also creating significant, yet appropriate, incentives for strong performance based on our business and strategic plan. In most cases, each component of our performance-based compensation program is subject to a limit on the cash paid or the number of shares delivered. We believe that our compensation programs reflect a balance of short-term, long-term, guaranteed and performance-based compensation in order not to encourage excessive risk-taking. A significant portion of our compensation program includes performance-based compensation with multi-year performance targets and vesting. We believe that this helps to ensure that our NEOs and other employees focus on the health of our business and the success of broad performance metrics that will deliver stockholder value over time and discourages excess risk-taking by our NEOs and other employees. The Compensation Committee also evaluates on a regular basis our overall mix of equity-based incentive awards relative to cash-based incentive awards to align our executives’ incentives with stockholder interests and long-term value.

How does the Board evaluate director candidates recommended by stockholders?

The Leadership and Corporate Governance Committee does not evaluate stockholder nominees differently than any other nominee. Pursuant to policies set forth in our Leadership and Corporate Governance Committee Charter and Corporate Governance Guidelines, our Leadership and Corporate Governance Committee will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders. To be timely for the 2019 Annual Meeting, the notice must be received within the time frame discussed above under the heading “How do stockholders submit proposals for the Company’s 2019 Annual Meeting of Stockholders?” To be in proper form, the notice must, among other things, include each nominee’s written consent to be named as a nominee and to serve as a director if elected, the number of shares held of record and beneficially owned by the nominee, and any other information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors, or is otherwise required pursuant to Regulation 14A under the Exchange Act.

Ascena Retail Group, Inc.	17	2018 Proxy Statement

QUESTIONS AND ANSWERS ABOUT OUR BOARD AND CORPORATE GOVERNANCE MATTERS

How are directors compensated?

General Philosophy

For fiscal 2018, total compensation for our non-employee Board members was within a competitive range of the peer group median. The peer group is identified under “Peer Group” in the Compensation Discussion and Analysis. Directors are provided an annual cash retainer, committee fees, and an annual equity retainer.

The Board, in consultation with the Company’s compensation consultant, analyzes the Company’s Board compensation in comparison to its peer group, and determines on an annual basis whether to adjust Board compensation. No changes were made to the structure or design of the Company’s Board compensation for fiscal 2018.

David Jaffe, our Chairman and CEO, does not receive any additional cash or equity compensation for his service as a director. Compensation paid to Mr. Jaffe for his service as an executive officer during fiscal 2018 is reflected in the Summary Compensation Table in the Compensation and Discussion Analysis.

Cash Compensation

For fiscal 2018, we paid our non-employee Board members as follows:

Fee
An annual fee	$80,000
Annual fees to each committee member (excluding committee chairs) are as follows:
Audit Committee	$15,000
Compensation Committee	$12,500
Leadership and Corporate Governance Committee	$10,000
Annual fees to the committee chairs and lead independent director are as follows:
Audit Committee Chair	$25,000
Compensation Committee Chair	$20,000
Leadership and Corporate Governance Committee Chair	$15,000
Lead Independent Director	$30,000

Equity Compensation

The Company generally makes equity grants of RSUs on an annual cycle in September, which vest on the one-year anniversary of the grant date. We generally provide an annual equity retainer of $130,000 for service on our Board; however, in fiscal 2018, the value of RSU awards to directors were reduced by 30% to align with actions taken for certain of our NEOs who also received a 30% reduction to their LTI awards (as described in the “Compensation Discussion and Analysis” below). The following RSU grants were made to our non-employee directors in fiscal 2018:

Director	Number of Restricted Stock Units Granted[1]
Katie Bayne	36,922
Kate Buggeln	36,922
Steven Kirshenbaum	36,922
Katherine Krill	36,922
Marc Lasry	36,922
Randy Pearce	36,922
Stacey Rauch	36,922
Carl Rubin	36,922
John L. Welborn, Jr.	—
Linda Yaccarino	36,922
(1)

All of these RSUs vest one year from the grant date. Mr. Welborn did not receive an RSU grant in respect of his service as a non-employee director in fiscal 2018 because he was appointed to the Board after the date the Company made annual RSU grants to its non-employee directors. Ms. Teffner was appointed to the Board effective October 4, 2018. Mr. Welborn and Ms. Teffner will be eligible to receive the standard non-employee director RSU grant in respect of their service in fiscal 2019 and Mr. Welborn will receive a pro-rated portion of the reduced fiscal 2018 RSU award.

Ascena Retail Group, Inc.	18	2018 Proxy Statement

FISCAL 2018 DIRECTOR COMPENSATION TABLE

The following table provides each element of non-employee director compensation for fiscal 2018.

Name	Fees Earned or Paid in Cash ($)	RSU Awards ($)(1)	All Other Compensation ($)	Total ($)
Katie Bayne	90,000	91,000	—	181,00
Kate Buggeln	110,000	91,000	—	201,000
Steven Kirshenbaum	80,000	91,000	—	171,000
Kay Krill	80,000	91,000	—	171,000
Marc Lasry	85,000	91,000	—	176,000
Randy L. Pearce(2)	147,500	91,000	—	238,500
Stacey Rauch	91,250	91,000	—	182,250
Carl Rubin	111,250	91,000	—	206,000
Carrie W. Teffner(3)	—	—	—	—
John L. Welborn, Jr.(4)	3,736	—	—	3,736
Linda Yaccarino	75,426	91,000	—	193,500

(1)

Reflects the aggregate grant date fair value of RSU awards calculated in accordance with ASC Topic 718. Assumptions used in the valuation of equity based awards are discussed in “Stock-Based Compensation” in Note 17 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended August 4, 2018.

(2)	Mr. Pearce retired as a member of the Board on October 4, 2018.

(3)	Ms. Teffner joined the Board effective October 4, 2018.

(4)	Mr. Welborn joined the Board effective May 15, 2018.

As of August 4, 2018, the aggregate number of RSUs and stock options held by each non-employee director was:

Name	Number of RSUs	Number of Options
Katie Bayne	41,229	—
Kate Buggeln	40,274	70,002
Steven Kirshenbaum	36,992	—
Kay Krill	41,229	—
Marc Lasry	36,992	—
Randy L. Pearce	40,274	70,000
Stacey Rauch	36,992	—
Carl Rubin	36,992	—
Carrie W. Teffner	0	—
John L. Welborn	0	—
Linda Yaccarino	36,992	—

Are directors and executive officers required to own a minimum amount of the Company shares of common stock?

Our Board believes it is important that our non-employee directors and executive officers have, and are recognized both internally and externally as having, long-term financial interests that are aligned with those of our stockholders. In fiscal 2012, pursuant to the recommendation of the Compensation Committee, the Board adopted stock ownership guidelines for our CEO and non-employee directors (the “Ownership

Ascena Retail Group, Inc.	19	2018 Proxy Statement

FISCAL 2018 DIRECTOR COMPENSATION TABLE

Guidelines”). In June 2016, the Ownership Guidelines were amended and restated to, among other things, expand the group of persons subject to the Ownership Guidelines to include all members of our leadership team, including each of the Company’s executive officers and presidents of each of the Company’s brands. The Ownership Guidelines with respect to our CEO became effective in September 2011, with respect to our non-employee directors, became effective on December 7, 2011, and with respect to all such other members of Company leadership, became effective on June 2, 2016. See “Executive Compensation — Compensation Discussion and Analysis — Stock Ownership Guidelines for Executive Officers” below for a discussion of the Ownership Guidelines as amended and restated, with regard to our CEO and all such other members of Company leadership.

Under the Ownership Guidelines, non-employee directors are required to hold (determined annually as of the last day of the prior fiscal year) three times their annual cash retainer (currently $80,000 per annum, for a total of $240,000).

The Ownership Guidelines authorize a transition period for non-employee directors to achieve the three-time ownership level of five years from the later of December 7, 2011 and the date the director commences service on our Board. As of August 4, 2018, Ms. Bayne, Ms. Buggeln, Mr. Kirshenbaum and Ms. Krill satisfied the Ownership Guidelines. The remaining non-employee directors are still within the transition period to satisfy the Ownership Guidelines.

Ownership includes: (i) shares of our stock acquired on the open market or purchased through the exercise of stock options or settlement of any other type of equity award (such as restricted stock, RSUs, deferred stock or a deferred stock unit); (ii) vested equity awards (other than stock options or stock appreciation awards); (iii) vested shares of our stock allocated under any tax-qualified plan (although non-employee directors may not participate in the 401(k) plans, if a director previously was an employee and participated in the plan, such shares would count as “owned”); and (iv) unvested RSUs (but excluding unvested performance-based equity awards). Shares held individually or jointly or by a “family member” (as defined in the securities laws which would include certain trusts, family partnerships and foundations) would count as “owned” by the non-employee director. Stock option awards do not count towards the stock ownership requirement. The Ownership Guidelines, as amended and restated, are posted on the “investors” page of the Company’s website at www.ascenaretail.com, accessible through the “Investor Relations Menu.”

Does the Company maintain Indemnification Agreements with the members of the Board and Executive Officers?

Yes, the Company has entered into indemnification agreements (collectively, the “Indemnification Agreements”) with each of the members of the Board. Ascena also entered into Indemnification Agreements with Brian Lynch, President and Chief Operating Officer, Gary Muto, President and Chief Executive Officer, ascena Brands, Robb Giammatteo, Executive Vice President and Chief Financial Officer, and John Pershing, Executive Vice President, Chief Human Resources Officer. The Indemnification Agreements supplement the Company’s Second Amended and Restated Certificate of Incorporation, as amended, the Company’s by-laws and Delaware law in providing certain indemnification rights to these individuals. The Indemnification Agreements provide, among other things, that we will indemnify these individuals to the fullest extent permitted by Delaware law and to any greater extent that Delaware law may in the future permit, including the advancement of attorneys’ fees and other expenses incurred by such individuals in connection with any threatened, pending or completed action, suit or other proceeding, whether of a civil, criminal, administrative, regulatory, legislative or investigative nature, relating to any occurrence or event before or after the date of the Indemnification Agreements, by reason of the fact that such individuals are or were our directors or officers, subject to certain exclusions and procedures set forth in the Indemnification Agreements.

Do you have a written Code of Ethics?

Yes, our “Code of Ethics for Senior Financial Officers” is posted on the “investors” page of the Company’s website at www.ascenaretail.com, accessible through the “Investor Relations Menu.” This code of ethics complies with the requirements of the Sarbanes-Oxley Act of 2002 pertaining to codes of ethics for chief executives and senior financial and accounting officers. If we amend or waive a provision of our “Code of Ethics for Senior Financial Officers” that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, we will post such information at this location on our website. A copy of the code of ethics will be provided to any stockholder upon request.

Do you have a Whistleblower Policy?

Yes, as required by the Sarbanes-Oxley Act of 2002, we have established a confidential hotline for employees to call with any information regarding concerns about accounting or auditing matters. All calls are referred to the Chair of the Audit Committee. Our “Whistleblower Policy” is posted on the “investors” page of the Company’s website at www.ascenaretail.com, accessible through the “Investor Relations Menu.”

Ascena Retail Group, Inc.	20	2018 Proxy Statement

FISCAL 2018 DIRECTOR COMPENSATION TABLE

How can I communicate with members of the Board?

You may contact any member of the Board by writing to our Board at:

Ascena’s Board of Directors

c/o Chair of the Audit Committee

Ascena Retail Group, Inc.

933 MacArthur Boulevard

Mahwah, New Jersey 07430

To the extent reasonably practical under the circumstances, all such communications are treated confidentially and you can remain anonymous when communicating your concerns.

When does your fiscal year end?

Historically, our fiscal years have ended on the last Saturday in July. However, in June 2018, the Board approved a change in the Company’s fiscal 2018 year end to August 4, 2018, and for each year thereafter, to the Saturday closest to July 31. References in this proxy statement to a “fiscal year” are to the calendar year in which the fiscal year ends. For example, the fiscal year ended August 4, 2018 is referred to as “fiscal 2018” and the fiscal year ended August 3, 2019 is referred to as “fiscal 2019.”

Ascena Retail Group, Inc.	21	2018 Proxy Statement

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW

This Compensation Discussion and Analysis describes the compensation philosophy, objectives, policies and practices with respect to our named executive officers (the “NEOs”). The NEOs for fiscal 2018 are comprised of our principal executive officer, principal financial officer and three other most highly compensated officers for fiscal year 2018 as follows:

David Jaffe, Chairman and Chief Executive Officer (“CEO”)

Robb Giammatteo, EVP and Chief Financial Officer (“CFO”)

Brian Lynch, President and Chief Operating Officer (“COO”)

Gary Muto, President and Chief Executive Officer — ascena Brands

John Pershing, EVP and Chief Human Resources Officer (“CHRO”)

Ascena Retail Group, Inc.	22	2018 Proxy Statement

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

Fiscal 2018 Company Performance and Transformation Initiatives

On August 1, 2017 and effective for fiscal 2018, the Company announced changes to its leadership structure which included the expansion of the role of Brian Lynch as the Company’s President and COO, and the promotion of Gary Muto to a newly created role of President and Chief Executive Officer of ascena Brands. In connection with these changes, David Jaffe continued in his role as the Company’s Chairman and CEO, though he no longer serves as President. The current leadership structure is intended to build upon the successes of the “Change for Growth” program in the past two fiscal years by positioning our leadership team to develop and execute strategic and operational initiatives in a changing business environment.

Fiscal 2018 represented another challenging year for the retail industry. We, along with many of our peers, were impacted by declining store traffic and an increasingly promotional selling environment. Key operating results in fiscal 2018 included:

•	Net sales decreased by 1.1%; and

•	Operating income improved to $39.7 million compared to an operating loss of $1.3 billion for fiscal 2017 which was primarily attributed to the impairment of goodwill and other intangible assets.

Despite these challenges facing the Company and our industry, we have made great strides implementing our “Change for Growth” program over the last two fiscal years. The Change for Growth program is a substantial transformation initiative with the objective of supporting sustainable long-term growth and increasing stockholder value. In connection with the Change for Growth program, we have:

•	Implemented a number of initiatives to reduce our overhead costs, by transitioning certain functions to an independent third-party managed-service provider;

•

Continued a review of our store fleet with the goal of reducing the number of underperforming stores (through either rent reductions or store closures), in an effort to increase the overall profitability of the remaining store footprint and convert sales from these stores into direct channel sales or to nearby store locations;

•	Begun to develop new capabilities such as markdown optimization, size pack optimization and localized inventory planning; and

•	Enhanced our capability to analyze transaction data to support strategic decisions.

From these activities, we realized approximately $135 million in cost savings during fiscal 2018 and expect to realize a total of approximately $300 million in cost savings through fiscal 2020.

Also in fiscal 2018, we invested $186 million in capital expenditures, which included spending for non-routine capital investments such as our omnichannel platform and initiatives identified as part of the Change for Growth program to improve operational efficiencies and enhance our customer-facing capabilities, as well as routine spending in connection with our digital initiatives, digital infrastructure improvement, and our retail store network. Together, these investments will allow our brands to (i) provide customers a seamless experience in-store and online, (ii) integrate our marketing efforts to increase in-store and online traffic, (iii) improve product availability and fulfillment efficiency, and (iv) enhance our capability to analyze transaction data to support strategic decisions.

Lastly, during fiscal 2018, we completed the expansion of our Riverside, California distribution facility to now include direct channel, as well as brick-and-mortar distribution.

We believe that ongoing challenges in the retail industry underscore the importance for the Company to continue to execute against these strategic growth initiatives, and our executive team is committed to the ongoing success of our business transformation.

Key Fiscal 2018 Executive Compensation Outcomes

We believe the executive compensation-related decisions made for fiscal 2018, and the associated outcomes of our programs highlight our ongoing focus on aligning our executives’ interests and pay opportunities with those of our stockholders. In fiscal 2018:

•

For the second year in a row, our CEO, CFO, and CHRO did not receive increases to their base salaries. Increases were provided to our President and COO in recognition of the increased scope of his role and responsibilities;

Ascena Retail Group, Inc.	23	2018 Proxy Statement

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

•

Our NEOs did not receive a seasonal cash incentive payout during the fall 2018 season. We had a stronger spring 2018 season, in which operating performance was achieved between threshold and target goals previously established by the Compensation Committee. As a result, our NEOs received a 51.6% payout for the spring 2018 season;

•

The Compensation Committee reduced the target value of long-term incentive awards to Messrs. Jaffe, Giammatteo, and Pershing by 30% in fiscal 2018 to better align pay opportunities with recent Company performance and to conserve shares. As such, three of our NEOs, including our CEO, were granted only 70% of their typical long-term incentive award target (Messrs. Lynch and Muto did not receive reduced LTI awards in fiscal 2018 given their recent promotions as described above). This resulted in a fiscal 2018 target pay opportunity for our CEO that is positioned below the 25th percentile of our peer group;

•	Long-term incentive opportunities in fiscal 2018 were granted in the form of:

•

Performance-based LTIP which vests after 3 years based on our Net Income and relative Total Stockholder Return performance (60% of “steady-state” target weighting; 86% of actual awards for fiscal 2018) and encourages growth to fund our business and increase stockholder returns; and

•

Time-vesting stock options which vest over a 2-year period (20% of “steady-state” weighting; 14% of actual annual awards to all NEOs in fiscal 2018) and encourages a long-term focus on value creation given their 7-year exercise term;

•

In conjunction with the 30% reduction in long-term incentive opportunities for certain NEOs in fiscal 2018, time-based restricted stock units were not granted to any of our NEOs during the annual grant cycle to further the link between long-term pay opportunities and stockholder value creation (time-based restricted stock units otherwise represent 20% of the “steady-state” weighting); and

•

The first measurement period of the Transformation Bonus, which was granted to our NEOs (other than our CEO) in March 2017 in connection with our Change for Growth program, was triggered at the end of fiscal 2018. The delivered cost savings performance would have resulted in fiscal 2018 payouts equal to 1.56x each participant’s salary (as in effect in March 2017). However, the final earned payout multiples were reduced by half to 0.78x since the Company did not achieve its threshold annual Operating Income level under the seasonal incentive compensation (“IC”) plan for fiscal 2018 (per the terms of the Transformation Bonus program).

COMPENSATION PROGRAM OBJECTIVES AND PHILOSOPHY

We design our executive compensation program to attract and retain highly skilled, performance-oriented executives. In doing so, we structure incentives to motivate strong financial performance and align with stockholder interests. The following core principles guide the achievement of our stated objectives:

PRINCIPLE	IMPACT
Provide market-competitive opportunities to attract and retain key talent

✓    Offer total compensation opportunities that are competitive with those offered by similarly-situated companies with which we compete for executive talent. In practice, this results in salary compensation for senior management positions being positioned within a competitive range of the compensation peer group median

Encourage and reward performance at the individual, brand and corporate levels

✓     Balances all aspects of an executive’s responsibilities: base salary for day-to-day responsibilities; seasonal cash incentive bonuses for shorter-term returns linked to semi-annual financial performance; and long-term incentive awards to align executives’ focus with stockholder value creation and the future performance of the Company

✓     Results in compensation delivered in three primary forms: base salary, a seasonal cash incentive bonus, and long-term incentives, which ensures that a significant portion of the total compensation opportunities for our executives are “at risk” based on Company and individual performance

Align executives’ interests with those of stockholders

✓     Explicitly ties a portion of long-term incentives to the performance of our stock price over a period of several years

✓     Encourages retention and a longer-term performance focus though vehicles that carry multi-year performance periods and service-based vesting requirements

Ascena Retail Group, Inc.	24	2018 Proxy Statement

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

With respect to the total direct compensation paid to our NEOs, the Compensation Committee, with the recommendations and advice of its independent compensation consultant, utilizes and reviews data from peer companies and survey data provided by Hay Group, Mercer and Equilar for the purposes of analyzing the pay positioning of key roles within the organization. Industry-based compensation studies and data inform our general understanding of current compensation practices and serve as one input into our compensation decision-making process. Additional points of reference for the Compensation Committee include: a role’s scope of responsibilities, the criticality of an individual to the organization, and an individual’s potential to influence and drive future business results.

KEY FEATURES OF THE EXECUTIVE COMPENSATION PROGRAM

The Compensation Committee reviews on an ongoing basis our executive compensation and benefits programs to evaluate whether these programs support the Company’s compensation philosophy and objectives and serve the interests of our stockholders. The Company’s practices include the following, each of which the Compensation Committee believes reinforces our executive compensation philosophy and objectives:

What We Do:

 ✓   LinkageBetween Performance Measures and Long-Term Growth — Our executive compensation program is designed to attract and retain talent with an emphasis on pay-for-performance and creating long-term value through sustainable net income growth (resulting in increased stockholder returns).

 ✓   Performance-BasedLong-Term Incentive Awards — Performance-based long-term incentive (“LTIP”) awards represent 60% of the Company’s long-term incentive mix for the NEOs on a “steady-state” basis (and represented 86% of the long-term incentive mix for certain NEOs in fiscal 2018). For the three-year period beginning in fiscal 2018, LTIP award payouts are tied to net income (50%) and total stockholder return (“TSR”) relative to a select index of retailers (50%).

 ✓   MarketComparison of Executive Compensation Against a Relevant Peer Group — The Compensation Committee annually reviews competitive market data provided by its independent compensation consultant and Company management.

 ✓   “DoubleTrigger” Vesting in the Event of a Change in Control — In the event of a change in control, cash severance benefits are predominantly payable or vest upon a “double trigger” for our executive officers (i.e., upon an involuntary termination that occurs within 2 years following a change in control), and there are no “walk rights” following a change in control (i.e., the ability for executives to receive change in control-related payments without the loss of their job or substantial diminution of job duties).

✓ IndependentCompensation Consultant — The Compensation Committee retains its own compensation consultant to review and advise on the Company’s executive compensation program and practices.
✓ MaximumPayout Caps for Executive Officer Incentive Compensation Programs — Payouts under our short-term and long-term incentive compensation vehicles are capped at 200% of target.

 ✓   ShareOwnership Guidelines — Our Chief Executive Officer is required to hold 6x his base salary, and our other executive officers and brand presidents are required to hold 1x their base salaries, each to be achieved within five years of the adoption of the guidelines or, if later, promotion or hire.

✓ Hedging/PledgingPolicy — None of our executive officers or non-employee directors are permitted to engage in hedging or pledging transactions with respect to our stock.

What We Don’t Do:
☒ No Guaranteed Salary Increases or Guaranteed Bonuses
☒ No Change in Control or Perquisite Tax Gross-Ups
☒ No Employment Agreements (our CEO’s agreement terminated in August 2017)
☒ No Significant Executive Perquisites
☒ No Excessive Severance Benefits
☒ No Service-Based Defined Benefit Pension Plan or Other Similar Benefits
☒ No Repricing of Underwater Stock Options Without Stockholder Approval
☒ No Executive Officer is Entitled to Termination Bonus in Excess of Market Standard

Ascena Retail Group, Inc.	25	2018 Proxy Statement

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

KEY ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

Our executive compensation program is designed to attract and retain quality leaders with an emphasis on pay-for-performance and creating sustainable long-term stockholder returns. Our compensation program includes significant performance-based elements which creates a meaningful incentive for outstanding performance and serves as an effective retention tool. Our annual executive compensation program generally consists of the following elements:

Element	Purpose
Base salary

Provide a fixed component of pay that is aligned with our compensation philosophy and intended to attract and retain executives with the necessary skills and experience to execute on our strategic priorities.

Seasonal cash incentive bonuses	Provide a bonus opportunity linked to our seasonal Operating Income performance to drive executives’ focus on our ongoing financial success.
Stock options and restricted stock units

Create an ownership culture among employees, provide an incentive to contribute to the continued growth and development of our business and align the interests of executives with stockholders over a long-term period.

LTIP (Long-Term Incentive Plan)	Focus our executives on the long-term goals and strategic initiatives of the organization and align the interests of executives with stockholders over a long-term period.

FISCAL 2018 PAY MIX & PERFORMANCE FOCUS

The following features of our compensation program for executive officers underscore our performance-based compensation philosophy:

✓	100% of seasonal IC under our fiscal 2018 Annual Cash Incentive Plan was tied to performance against pre-established, seasonal operating income goals.

✓

86% of the actual fiscal 2018 long-term incentive grants to our NEOs were in the form of a three-year performance award (LTIP) with payout contingent on achieving pre-established net income and relative TSR goals.

✓	Nonqualified stock option awards comprised 14% of the fiscal 2018 LTI grants to our NEOs. NEOs only “realize” value from options to the extent that our share price increases above the exercise price.

✓	Approximately 86% of our CEO’s total target compensation was tied to the achievement of corporate performance objectives and share price performance.

✓	We did not grant time-based restricted stock units to our NEOs as part of our ongoing pay program in fiscal 2018.

We allocate compensation between short-term and long-term components and between cash and equity in order to maximize executive performance and retention. Long-term compensation and equity awards comprise an increasingly larger proportion of total compensation for our executives as position level increases based on our belief that these elements of compensation more closely align management’s interests with our financial performance and with our stockholders’ interests.

Ascena Retail Group, Inc.	26	2018 Proxy Statement

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

For fiscal year 2018, the targeted mix of base salary, annual cash incentive bonuses, and long-term incentives for our Chairman and CEO and other NEOs as a group (on average) was:

CEO

Other NEOs

OPPORTUNITY FOR STOCKHOLDER FEEDBACK

Each year the compensation of our NEOs, as disclosed in our annual proxy statement, is submitted to our stockholders for a non-binding advisory vote (commonly known as a “say-on-pay” proposal). In response to a significant decline in stockholder support for our say-on-pay vote at our 2015 annual meeting, we initiated significant stockholder outreach in order to obtain input from our stockholders regarding the Company’s executive compensation program. Following this robust engagement process, we made several significant changes to our compensation programs (including directly measuring relative total stockholder return in our long-term incentive plan) that have resulted in two consecutive say-on-pay results with above 90% support.

Fiscal 2016 Changes We Made in Response to Stockholder Feedback
✓	Expanded Disclosure of Performance Metrics in Proxy Statement
✓	Included TSR metric in our LTIP Awards
✓	Adopted a Clawback Policy for Section 16 Officers
✓	Expanded Stock Ownership Guidelines to Cover all Company Leadership

We value a strong dialogue with our stockholders and discuss pay-related topics from time-to-time in order to solicit stockholder feedback during the program design process. Stockholders are invited to express their views or concerns directly to the Compensation Committee or the Board in the manner described above under “How can I communicate with members of the Board”.

Ascena Retail Group, Inc.	27	2018 Proxy Statement

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

FREQUENCY OF SAY-ON-PAY VOTE

Consistent with the preference expressed by our stockholders at the 2017 Annual Meeting of Stockholders in our frequency of say-on-pay vote, we currently hold our say-on-pay vote on an annual basis.

DETERMINATION OF COMPENSATION

When reviewing and evaluating our executive compensation for fiscal year 2018, we relied on the significant prior experience of our Compensation Committee in establishing compensation programs and levels across many companies in multiple industries, the input of our Chairman and CEO (except with regard to his own compensation) and the Compensation Committee’ independent consultant. The following is an overview of the roles of the various participants in our executive compensation process:

PARTICIPANTS	ROLE IN THE EXECUTIVE COMPENSATION PROCESS
Compensation Committee

•    Our Compensation Committee reviews and approves salaries and other compensation of all senior executives of the Company (including the NEOs).

•    Our Compensation Committee also administers the Omnibus Incentive Plan, and establishes and reviews the achievement of performance goals and other matters relating to the Company’s annual, semi-annual and long-term bonus and incentive plans for senior executives (including the NEOs).

Executive Officers

•    Mr. David Jaffe, our Chairman and CEO, annually reviews the performance of each NEO with the Compensation Committee and makes recommendations with respect to each key element of executive compensation for each NEO (excluding himself), as well as other senior executives at the Company.

•    The CFO and CHRO also prepare and submit information during the course of the year for the consideration of the Compensation Committee, including information relevant to annual, semi-annual and long-term performance measures, proposed financial targets, proposed recommendations for salary increases and proposed equity award allocations.

Bonus Review Committee

•    The Company and brand financial goals under the Omnibus Incentive Plan (which was amended in December 2015 to incorporate the Amended and Restated Executive 162(m) Bonus Plan) are developed by the applicable Bonus Review Committee, which then presents the goals to the Compensation Committee for review and approval.

•    For fiscal 2018, our Chairman and CEO, our CFO, and our CHRO, served as the Bonus Review Committee.

Compensation Consultants

•    In fiscal 2018, following an extensive search process, the Compensation Committee selected and engaged SBCG as the Compensation Committee’s independent compensation consultant. Previously, and through three quarters of fiscal 2018, the Compensation Committee retained Radford.

PEER GROUP

Each year, the Compensation Committee reviews and confirms the appropriateness of our compensation peer group in light of any changes to the Company’s size, business director, or strategic vision. The peer group generally serves as the primary reference in reviewing competitive pay practices and compensation levels for our NEOs. The peer group reflects our status as a multi-brand retailer and includes companies with annual revenues generally between one-half and two times the Company’s.

The Company uses the proxy peer group for:

•	Executive compensation market reviews, particularly for our CEO and CFO;

•	Director compensation benchmarking; and

•	Incentive design review and consideration of governance factors relative to the market.

Ascena Retail Group, Inc.	28	2018 Proxy Statement

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

The following companies served as our peer group for fiscal 2018:

2018 Peer Group
Abercrombie & Fitch	JC Penney
American Eagle Outfitters	L Brands
Bed Bath & Beyond	Ross Stores
Burlington Coat Factory	Signet Jewelers
Dick’s Sporting Goods	Tailored Brands
Foot Locker	Urban Outfitters
Gap	Williams-Sonoma

This peer group is consistent with the group used in fiscal 2017. Following a review of the group in late fiscal 2018, the Committee determined that no changes would be made to this group for fiscal 2019.

ESTABLISHING THE COMPENSATION FOR THE CEO

The Compensation Committee sets the compensation of our CEO based on the objectives, philosophy and methodology described throughout this document. Each year, the Compensation Committee makes a determination on CEO compensation in consideration of:

•	Overall Company performance during the year;

•	Mr. Jaffe’s performance during the year and ongoing contributions to the Company’s success; and

•	Competitive pay levels within the Company’s peer group.

The Compensation Committee reviews Mr. Jaffe’s compensation opportunity annually within the context of Company and individual performance, market pay trends, internal pay equity, and the Company’s compensation philosophy. As in prior years, the Compensation Committee placed significant emphasis on “at risk” compensation elements in fiscal 2018. Additionally, Mr. Jaffe’s target and realized compensation during the year was reflective of the challenges the Company faced and is aligned with our strong pay-for-performance focus. Key elements of his fiscal 2018 compensation include:

•	Base salary was maintained at $1,000,000; Mr. Jaffe’s base salary has not increased since fiscal 2013 and is positioned near the 25th percentile of our peer group;

•

Mr. Jaffe’s target seasonal bonus opportunities did not change in fiscal 2018. Additionally, OI achievement below threshold for the fall season and between threshold and target for the spring season resulted in a below target payout equivalent to approximately 26% of his annual target for fiscal 2018. Further, he did not realize any value from the vesting of performance-based long-term incentives after the Compensation Committee applied discretion to reduce the payout of the FY18 LTIP; and

•

As with two of our other NEOs, Mr. Jaffe’s long-term incentive opportunity was reduced by 30%. As a result, 86% of Mr. Jaffe’s fiscal 2018 long-term incentive opportunity was a multi-year, performance-based award tied to net income and total stockholder return goals, and his target pay opportunity was positioned below the 25th percentile of our peers.

Ascena Retail Group, Inc.	29	2018 Proxy Statement

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Below is Mr. Jaffe’s target compensation opportunity over the last three years, including the adjusted target equity value for fiscal 2018.

3-Year CEO Target Pay History ($000s)

BASE SALARY

The base salaries of our NEOs are an important element of their total compensation packages, and are intended to reflect their respective positions, duties and responsibilities. Each year, the Compensation Committee reviews NEO salaries and approves merit-based increases, if appropriate, based on a number of factors including:

•	The market competitiveness of salaries;

•	The individual performance and potential of each NEO; and

•	The overall performance of the organization.

The table below shows the annual base salary rates of our NEOs at the end of fiscal years 2017 and 2018. Mr. Lynch received a base salary increase in fiscal 2018 in recognition of the increased scope of his roles and responsibilities.

Named Executive Officer	Title	2017 Base	2018 Base	% Increase

David Jaffe	CEO	1,000,000	1,000,000	0.0%

Robb Giammatteo	CFO	500,000	500,000	0.0%

Brian Lynch	President & COO	950,500	1,000,000	5.2%

Gary Muto(1)	President & CEO-ascena Brands	NA	1,000,000	NA

John Pershing	CHRO	551,250	551,250	0.0%

(1)	Mr. Muto was not an NEO in fiscal 2017.

ANNUAL CASH INCENTIVE PROGRAM

The Compensation Committee believes that a substantial percentage of each executive officer’s annual compensation should be tied directly to the financial performance of the Company. Our annual cash incentive program is a critical element of our compensation package, because it is

Ascena Retail Group, Inc.	30	2018 Proxy Statement

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

entirely “at-risk” and any earned payouts are solely dependent on Company performance. We structure the Company’s incentive bonus plans to encourage the achievement of seasonal performance that exceeds goals established by the Compensation Committee. The incentive bonus plans help to focus our NEOs on key financial objectives and business drivers, which we believe will support our financial performance, improve our overall operations and increase in stockholder value. Each of our NEOs participated in the program in fiscal 2018.

We establish the target amount of an NEO’s incentive bonus as a percentage of base salary for the performance period based on the NEO’s position and level within the organization. The seasonal bonus payable is equal to their seasonal target bonus modified based on the assessment of performance (adjusted to reflect extraordinary and other special items, including exclusion of the financial effects of any unbudgeted disposal of a business or acquisition, start-up, new joint venture or disposition of an asset) relative to the pre-determined targeted levels.

Key mechanics of the program include:

Individual Targets Individual Base Salary Individual Target Percentage Individual Target measurement and Payout 50% Fall Season 50% Spring Season Operating Income Achievement Operating Income Achievement Final Payout Factor Up to 200% Up to 200% Up to 200%

Operating Income serves as the sole metric in the plan because the Compensation Committee believes it is the core driver and leading indicator of stockholder value creation. Additionally, the plan’s seasonal structure allows for mid-year development of performance targets and provides an incentive for our NEOs to focus on meeting goals in the second half of the fiscal year in circumstances when business performance and macro-economic conditions change relative to our budgeted plan.

The Compensation Committee sets the applicable performance goals for our semi-annual cash incentive bonus program at the beginning of the fall and spring seasons after considering historical operating trends (particularly prior year results), the external market environment, and the Company’s financial plans approved by our Board. Despite the significant headwinds in our business, target Operating Income goals for each 2018 season were set above actual 2017 performance. The Compensation Committee believes that the 2018 goals were sufficiently rigorous and motivational.

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As shown in the tables below, threshold level of performance would have resulted in a payout equal to 50% of the seasonal incentive targets for each season. Additionally, in both seasons, a maximum level of performance would yield an incentive payout equal to 200% of their target annual incentives, with interpolation between the threshold and target levels and target and maximum levels.

Named Executive Officer	Annual Target Opportunity (as a % of Base Salary)	Annual Maximum Opportunity (as a % of Base Salary)	Portion Allocated to Fall Season (50% of Target)	Portion Allocated to Spring Season (50% of Target)

David Jaffe	150%	300%	75%	75%

Robb Giammatteo	75%	150%	38%	38%

Brian Lynch	125%	250%	63%	63%

Gary Muto	125%	250%	63%	63%

John Pershing	75%	150%	38%	38%

Fiscal 2018 — Fall Performance

Due to a year of rapidly changing customer expectations and an increasingly dynamic and competitive environment, we did not achieve threshold Operating Income (OI) performance levels, and as such no NEO received a payout under the fall seasonal plan.

Fiscal 2018 Fall Bonus:	Threshold OI Performance (50% Payout) ($000)	Target OI Performance (100% Payout) ($000)	Maximum OI Performance (200% Payout) ($000)	Actual OI Achieved ($000)	% of Target Achieved	Payout (% Target)

Corporate Performance (all NEOs)	65,000	91,600	109,900	57,341	62.6%	0.00%

Fiscal 2018 — Spring Performance

The Compensation Committee approved spring seasonal targets that set the threshold payout at 50% of target (versus 25% of target in the spring 2017 plan).

Our spring 2018 performance resulted in a payout just above threshold:

Fiscal 2018 Spring Bonus:	Threshold OI Performance (50% Payout) ($000)	Target OI Performance (100% Payout) ($000)	Maximum OI Performance (200% Payout) ($000)	Actual OI Achieved ($000)	% of Target Achieved	Payout (% Target)

Corporate Performance (all NEOs)	74,395	99,029	173,202	75,204	75.94%	51.64%

As a result of the spring 2018 OI achievement, the NEOs received the following annual incentive payments for fiscal 2018 performance.

Fiscal 2018 Bonus Payments:	Fall OI Earned Payment ($)	Spring OI Earned Payment ($)	Total Fiscal 2018 Seasonal Bonus Payments

David Jaffe	$0	$387,300	$387,300

Robb Giammatteo	$0	$96,825	$96,825

Brian Lynch	$0	$322,750	$322,750

Gary Muto	$0	$322,750	$322,750

John Pershing	$0	$106,750	$106,750

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EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

LONG-TERM INCENTIVE COMPENSATION

We endeavor to align executive compensation with the achievement of operational and financial results and increases in stockholder value. As discussed above, our long-term incentive compensation directly links payout opportunities with stock and financial performance. This design is intended to ensure that, in combination with the bonus opportunity described above, a majority of each NEO’s total compensation is “at risk” based on Company financial or stock performance. However, as described in greater detail below under “Risk Mitigation,” these incentives are designed in a manner that the Compensation Committee believes does not encourage excessive risk taking.

Award Determination for Messrs. Jaffe, Giammatteo, and Pershing

Our “steady-state” long-term incentive program contains three primary vehicles, which are each described in greater detail below. However, as described above, we reduced long-term incentive awards to certain of our NEOs (other than Messrs. Lynch and Muto given their promotions) by 30% in fiscal 2018 by: (i) halving the target value of options and (ii) eliminating restricted stock units. The resulting long-term incentive mix was formulated to: explicitly link all long-term pay opportunities with our stock price and financial performance; and, conserve shares during a period in which our share price was depressed.

Restricted Stock Units, 20% Stock Options, 20% Stock Options, 10% Perf.-Based LTIP, 60% 30% LTI "Discount" Perf.-Based LTIP, 60% "Steady State" LTI Awards "Steady State" LTI Awards Reduction of Options FY18 Actual LTI Awards Planning process to actual grant

Reward Vehicle	Key Program Components

Performance-Based Long-Term Incentive Plan 86% of fiscal 2018 LTI awards

•   Cash-settled performance-based units with a three-year performance cycle

•   Payout value contingent on the attainment of predetermined performance goals that, for awards granted in fiscal 2017, consisted of Net Income and relative TSR, a metric added in response to stockholder feedback

Nonqualified Stock Options 14% of fiscal 2018 LTI awards

•   Time-vested stock options, generally vesting 50% per year

•   Exercise price is equal to the fair market value of our common stock on the grant date (defined as the average of the high and low Company stock price on the date of grant)

•   Value realized at exercise depends on stock price appreciation

•   7-year term (for options granted on or after December 11, 2012)

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Award Determination for Messrs. Lynch and Muto

In recognition of their promotions effective August 1, 2017, the Committee determined that the fiscal 2018 long-term incentive awards granted to Messrs. Lynch and Muto in fiscal 2018 would not be reduced. However, to align with the mix of awards delivered to other NEOs, the awards to Messrs. Lynch and Muto were delivered 86% in the form of performance-based awards tied to net income and total shareholder return goals and 14% in the form of stock options.

Further, in recognition of their criticality to the organization to reinvigorate top-line growth, enhance the Company’s culture of performance and accountability, and focus on the creation of sustainable stockholder value, as well as the increased scope of their roles, the Compensation Committee elected to make one-time, promotional grants of 1,000,000 RSUs to each of Messrs. Lynch and Muto on September 27, 2017 (the same day as our annual equity grants). These promotional grants feature 3-year, back-loaded vesting (vesting 50% on June 30, 2019 and June 30, 2020) intended to retain Messrs. Lynch and Muto and to ensure they continue to lead the Company through its ongoing transformational phase.

EQUITY AWARDS UNDER THE COMPANY’S OMNIBUS INCENTIVE PLAN

NEOs generally receive annual grants of equity awards under our Omnibus Incentive Plan as set forth below. In fiscal 2018, stock options comprised 14% of the total long-term incentive grant value, with the remaining 86% made in performance-based LTIP. No restricted stock units were granted to our NEOs during our “steady-state” fiscal 2018 award cycle.

The Compensation Committee generally determines the value of each grant in accordance with pre-established grant guidelines (which are primarily based on level of responsibility with the Company or respective brand). Our Chairman and CEO may exercise discretion in his recommendations to the Compensation Committee for grants of long term incentives for all executives (excluding himself) based on individual performance. All grants are made by the Compensation Committee.

The Compensation Committee has a practice of not granting any stock options until at least one business day after the Company has issued its quarterly and/or annual earnings release, as well as the public release of any other pending material non-public information.

If an employee ceases to be an employee of the Company for any reason (other than for Cause, as defined under the Omnibus Incentive Plan) and the employee has achieved the “Total Years” Test (as described in further detail below) as of his or her last day of employment, then all of such employee’s unvested stock options will continue to vest and remain exercisable after the date of termination through the one year anniversary of the vesting date of the last unvested option under the applicable stock option award, but not longer than the original term of each option.

In addition, all of an employee’s unvested restricted stock will become fully vested upon achievement of the Total Years Test. Any shares of restricted stock granted to the employee who has achieved the Total Years Test will be fully vested upon grant, and the employee’s RSUs will become fully vested upon the employee’s death, disability, termination (other than for Cause) or upon a change in control of the Company on or after achievement of the Total Years Test.

The “Total Years Test” means 75 years, based on the sum of (i) the total number of years of employment with the Company or an affiliate, plus (ii) the employee’s age, which must be at least age 60. The Company believes that the Total Years Test encourages retention as our executive officers approach retirement age, while also incentivizing our executive officers to drive stockholder value. As of the end of fiscal 2018, none of our NEOs satisfied the Total Years Test.

The Compensation Committee may also make other equity grants from time to time during the year (“special equity grants”), such as when a new employee is hired, a current employee is promoted (as was the case with the promotional grants made to Messrs. Lynch and Muto) or in recognition of special achievement.

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EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2018 Equity Awards Granted

NEO	Stock Options Granted(1)	Restricted Stock Units Granted(2)

David Jaffe	630,000	0

Robb Giammatteo	64,433	0

Brian Lynch	360,825	1,000,000	[3]

Gary Muto	360,825	1,000,000	[3]

John Pershing	71,037	0

[1]

Represents a stock option award made pursuant to the Company’s annual equity grant program, as described above in the Compensation Discussion and Analysis under “Long-Term Incentive Compensation” and “Equity Awards Under the Company’s Omnibus Incentive Plan.”

[2]

Represents the number of restricted stock units awarded pursuant to the Company’s annual equity grant program, as described above in the Compensation Discussion and Analysis under “Long-Term Incentive Compensation” and “Equity Awards Under the Company’s Omnibus Incentive Plan.” See footnote 3 below for the special equity grants to Messrs. Lynch and Muto.

[3]

Messrs. Lynch and Muto each received a special equity grant in fiscal 2018 in connection with their promotions effective August 1, 2017. Their grants consist of 1,000,000 RSUs, that have three-year, back-loaded vesting schedules (vesting 50% on each of June 30, 2019 and June 30, 2020).

PERFORMANCE-BASED LONG-TERM INCENTIVE AWARDS

In fiscal 2018, the Company granted the NEOs cash-settled performance-based awards to be paid following the end of the three-year performance period and the Compensation Committee’s certification of the achievement of pre-established performance goals. Long-Term Incentive Plan (LTIP) performance goals are established annually. The performance goals consist of financial measures and a relative TSR measure. The LTIPs are intended to tie NEO pay opportunities to our long-term financial and stock price performance.

The following section summarizes LTIP grants made in fiscal 2018 as well as the results of the LTIPs vesting following the conclusion of fiscal 2018. Please see prior years’ proxies for descriptions of other outstanding LTIP grants.

Grants made in Fiscal 2018: 2020 LTIP

In fiscal 2018, each NEO received a long-term incentive plan grant under the Omnibus Plan (the “2020 LTIP”). The performance period for the 2020 LTIP is fiscal years 2018 through 2020. Vesting of the 2020 LTIP grants is contingent on our achievement of a 2018 Net Income target (50% weighted) and three-year TSR relative to a broader index of companies in the “Specialty Stores” Global Industry Classification Standard group with market capitalization greater than $500 million (50% weighted). The Compensation Committee established the 2020 LTIP goals after considering the macro-economic environment, prior year actual performance, and our long-range plan. In particular, the Compensation Committee believes that the one-year Net Income goal further tied our executives’ incentive opportunities to the Company’s near-term stabilization, while the longer-term relative TSR goal ensures alignment with our stockholders’ realization of value.

2020 LTIP grants will vest at 50% of target for performance at threshold, 100% at target performance level, and 200% of target for performance achieving or exceeding maximum level; performance between these levels will be calculated using linear interpolation. If performance targets are achieved, any payouts under the 2020 LTIP will be made following the end of fiscal 2020. Subject to achievement of performance conditions, the 2020 LTIP awards will be settled in cash.

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EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Due to the challenges with setting three-year financial goals in this volatile industry and during our ongoing business transformation, Net Income for the 2020 LTIP was calculated based on fiscal 2018 performance. Based on our performance during the fiscal year, we achieved a payout of 85% under this portion of the 2020 LTIP. However, the final payout for the award is still dependent upon achieving strong relative TSR over the three-year performance period.

Performance Measure	Performance Range			Performance Achieved
	Threshold	Target	Maximum

Net Income (50% weight)	($5,000,000)	$13,000,000	$31,000,000	85%

Relative TSR (50% weight)	25th Percentile	60th Percentile	75th Percentile	To be calculated following completion of 3-year performance period

Grants vesting after Fiscal 2018: FY18 LTIP

The FY18 LTIP award was designed by the Compensation Committee to give eligible executives, including each of our NEOs, a substantial incentive to maximize our long-term financial performance following the acquisition of ANN. Grants were scheduled to vest after the completion of fiscal 2018, subject to performance at or above threshold levels. The target payout opportunities for the FY18 LTIP are shown below:

NEO	Target Value of Award

David Jaffe	$1,890,000

Robb Giammatteo	$121,875

Brian Lynch[1]	$361,462	(1)

Gary Muto[1]	$2,750,000	(1)

John Pershing	$155,039

(1)

Although Messrs. Lynch and Muto were not NEOs when the FY18 LTIP awards were granted, they were eligible to participate in the 2018 LTIP on the same terms as our other executives and received awards in the amount set forth in the table above.

The FY18 LTIP award was contingent upon the achievement of a cumulative 3-year earnings before interest, taxes, depreciation and amortization (“EBITDA”) goal (covering fiscal years 2016, 2017 and 2018) and a 3-year Return on Investment (“ROI”) goal covering the three fiscal year performance period (2016, 2017, and 2018). The preliminary payout value calculated based on achievement against these two metrics, assuming one or both was at least above threshold, was then subject to further adjustment based on the Company’s relative TSR achieved during the 3-year performance period. The relative TSR modifier provides for payouts to be adjusted by 80% of adjusted dollars for threshold achievement level, 100% of adjusted dollars for target achievement level and 120% of adjusted dollars for maximum achievement level.

Given the many uncertainties in the retail industry, the Compensation Committee set FY18 LTIP targets it considered challenging but still achievable in an industry where competition for experienced, proven executives is significant. In particular, the cumulative EBITDA target was established by adding the goals for each year in the 3-year performance period, which in turn were established by placing a 10% premium on the prior year’s actual results (e.g., the year 2 goal was positioned 10% above year 1 actual EBITDA achievement). As shown in the charts below, the Company did not achieve the threshold cumulative EBITDA goal and was below the threshold level for relative TSR. In relation to the ROI goal, the Compensation Committee determined, as it did for fiscal 2017, that the formulaic payout calculated was not truly representative of our performance during the relevant period. As a result, the Compensation Committee exercised negative discretion and reduced the payout for the ROI under the F18 LTIP to zero for all participants.

Performance Measure	Performance Range			Performance Achieved[2]	Payout as % Target
	Threshold	Target[1]	Maximum

EBITDA[3]	$1.54B	$1.93B	$2.32B	$1.41B	0%

ROI	35%	40%	50%	N/A	Eliminated

[1]

The EBITDA target level of achievement was set based on the sum of: (i) fiscal 2016 budgeted EBITDA plus (ii) fiscal 2016 actual EBITDA achieved times 110% plus (iii) fiscal 2017 actual EBITDA achieved times 110%.

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EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

[2]	Represents EBITDA achieved over the three-year performance period consisting of fiscal 2016, 2017 and 2018.

[3]	EBITDA targets and achievement level calculated after subtracting synergies resulting from our integration of ANN.

Modifier	Performance Range			Performance Achieved[2]	Payout Modifier
	Threshold	Target[1]	Maximum

Relative TSR	25th Percentile	26th to 75th Percentile	75th Percentile	<25th Percentile	0

As a result of the below threshold performance on the EBITDA target and the elimination of the ROI metric, no payouts were made for the FY18 LTIP.

TRANSFORMATION BONUS OPPORTUNITY

In March 2017, the Compensation Committee approved the adoption of a Transformation Bonus Program under the Omnibus Incentive Plan. This program was introduced to enhance the performance of the Company and create long-term stockholder value by motivating key executives to deliver significant cost savings consistent with the Change for Growth program and by encouraging retention of key executives in light of the competitive market for talent. All NEOs are eligible to participant in this program with the exception of our CEO.

Under the Transformation Bonus Program:

•	Executives (other than the CEO) are eligible to earn bonus awards payable in cash upon the achievement of cost reduction targets (“Realized Savings”) from January 1, 2017 to the end of fiscal 2021;

•	The achievement of Realized Savings will be calculated at the end of fiscal years 2018 through 2021, ensuring a multi-year performance period;

•

Payouts are calculated based on a multiple of the eligible executive’s base salary in effect on January 1, 2017, which vary by participant from 0.5x to a maximum cumulative multiple of 5.5x over the full performance period;

•	No bonuses will be paid if Realized Savings do not equal $150 million, nor will any incremental bonuses be paid for Realized Savings in excess of $450 million over the entire performance period;

•	The amount payable to a participant in any fiscal year is subject to an annual maximum bonus cap which considers both IC payouts and transformation bonus opportunity; and

•

Payouts in any fiscal year will be reduced by 50% if the Company does not achieve threshold annual Operating Income levels under the IC plan for the relevant fiscal year (fall and spring goals combined).

This one-time opportunity with a multi-year performance period was introduced to ensure our key executive talent is continuously motivated to lead our organization toward the realization of significant cost savings in connection with the Change for Growth program.

Following the conclusion of fiscal 2018, the Compensation Committee determined that the Company had met 100% of its tranche 1 goal of $150 million in cumulative Realized Savings and 45% of its tranche 2 goal of $250 million in cumulative Realized Savings. This level of performance resulted in a preliminary earned value equal to 1.56x each participant’s salary in effect as of January 1, 2017.

However, the 2018 earned values were reduced by 50% to equal 0.78x each participant’s salary as in effect as of January 1, 2017 since the Company did not hit its threshold annual Operating Income level under the IC plan for fiscal 2018. These earned values are payable within 60 days following the end of fiscal 2019.

EXECUTIVE PERQUISITES

We generally do not offer significant perquisites to our NEOs and they represent a relatively small portion of the NEOs’ total compensation. The cost of perquisites for our NEOs is included in the “All Other Compensation” column of the Summary Compensation Table. Our NEOs participate in the Company’s broad-based health and welfare programs that are available to our full-time employees generally.

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EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

KEY NEO COMPENSATION PROGRAM CHANGES FOR FISCAL 2019

Recognizing the impact of industry changes and financial performance on our stock price, management proactively recommended — and the Compensation Committee approved — several significant compensation changes for fiscal 2019:

•	Measuring our NEOs’ seasonal incentive program against corporate- and segment-specific awards

•	Maintaining the 30% reduction to long-term incentive targets for our NEOs (with performance-based awards comprising 86% of the target long-term incentive value)

•	Transitioning the full 2021 LTIP to 3-year goals based upon comparable sales growth and EBITDA growth with a relative TSR modifier

We believe that the decisions for fiscal 2019 will continue to: (i) reduce stockholder dilution; and (ii) align our NEOs’ payout opportunities with the performance of our stock and our stockholder’s ability to realize value.

MANAGEMENT OF COMPENSATION-RELATED RISK

Management and the Compensation Committee utilize various procedures to mitigate the probability of our compensation programs resulting in excessive risk-taking:

Risk Assessment — Each year, our compensation consultants conduct a risk-assessment of our incentive programs. The assessment is presented to and reviewed by the Compensation Committee.

•

Our Board has reviewed and considered whether our compensation programs and policies create risks that are reasonably likely to have a material adverse effect on us. In that regard, we design our programs in a balanced and diversified manner while also creating significant, yet appropriate, incentives for strong performance based on our business and strategic plan.

•	In most cases, each component of our performance-based compensation program is subject to a limit on the cash paid or the number of shares delivered.

•	We believe that our compensation programs reflect a balance of short-term, long-term, guaranteed and performance based compensation in order not to encourage excessive risk-taking.

•

A significant portion of our compensation program includes performance-based compensation with multi-year performance targets and vesting. We believe that this helps to ensure that our NEOs and other employees focus on the health of our business and the success of broad performance metrics that will deliver stockholder value over time and discourages excess risk-taking by our NEOs and other employees.

•

The Compensation Committee also evaluates on a regular basis our overall mix of equity-based incentive awards relative to cash-based incentive awards to align our executives’ incentives with stockholder interests and long-term value.

Clawback Policy — Pursuant to the executive compensation clawback policy approved by the Compensation Committee in fiscal 2016, if the Board determines that any cash or non-cash incentive compensation (excluding time-based stock options) awarded to, or received by, an executive officer (each a “covered person”) was based on any financial results or operating metrics that were misstated, we will seek to recover from the covered person such compensation (in whole or in part) as the Board deems appropriate under the circumstances and as permitted by law.

•

If a restatement occurs, the Board will look at the incentive compensation paid or awarded in each fiscal year in the three-year period prior to the date the Company is required to prepare the restatement (any year in such three-year period, a “Look-Back Year”).

•

If the Board determines that incentive compensation has been paid or awarded to a covered person in a Look-Back Year, the Board may, in its sole discretion, regardless of fault, cancel or require repayment of all or a portion of any excess incentive compensation (i.e., the excess of the amount that would have been paid or awarded had such incentive compensation been calculated based on the restatement results).

STOCK OWNERSHIP GUIDELINES FOR EXECUTIVE OFFICERS

Our Board believes it is important that our executive officers and other members of our leadership team have, and are recognized both internally and externally as having, long-term financial interests that are aligned with those of our stockholders. In fiscal 2012, pursuant to the

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EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

recommendation of the Compensation Committee, the Board adopted stock ownership guidelines for our CEO (the “Ownership Guidelines”). In June 2016, the Ownership Guidelines were amended and restated to, among other things, expand the group of persons subject to the Ownership Guidelines to include all members of our leadership team, including each of the Company’s executive officers and presidents of each of the Company’s brands. The Ownership Guidelines with respect to our CEO became effective in September 2011, and with respect to all other members of our leadership, became effective in June 2016.

NEO	Stock Ownership Guidelines

CEO	6x base salary

All Other NEOs	1x base salary

Our CEO has satisfied the target ownership requirement under the Ownership Guidelines. The other members of our leadership team have five years to satisfy these requirements. Ownership for purposes of the Ownership Guidelines includes: (i) shares of our stock acquired on the open market or purchased through the exercise of stock options or settlement of any other type of equity award (such as restricted stock, RSUs, deferred stock or a deferred stock unit); (ii) vested equity awards (other than stock options or stock appreciation awards); (iii) vested shares of our stock allocated under any tax-qualified plan; and (iv) unvested RSUs (but excluding unvested performance-based equity awards). Shares held individually or jointly or by a “family member” (as defined in the securities laws which would include certain trusts, family partnerships and foundations) would count as “owned” by the individual. Stock options awards do not count towards the stock ownership requirement. The Ownership Guidelines are posted on the “investors” page of the Company’s website at www.ascenaretail.com, accessible through the “Investor Relations Menu.”

PROHIBITION ON HEDGING AND PLEDGING OF COMPANY STOCK

Under our Corporate Governance Guidelines, our directors and executive officers are prohibited from engaging in hedging or monetization transactions with respect to our stock, including through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments, or through the establishment of a short position in our securities. Additionally, our non-employee directors and executive officers are prohibited from holding our stock in a margin account or otherwise pledging our stock as collateral for a loan.

TAX DEDUCTIBILITY CONSIDERATIONS

As a general matter, the Compensation Committee reviews and considers the various tax and accounting implications of compensation vehicles that we utilize. With respect to accounting matters, the Compensation Committee examines the accounting cost associated with equity compensation in light of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718.

The Compensation Committee considers the impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to the enactment of the Tax Cuts and Jobs Act (“TCJA”), Section 162(m) denied a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer and the three other most highly compensated executive officers of a public company (for purposes of this section only “Covered Employees”), other than the chief financial officer, subject to an exception for compensation payable based on achievement of pre-established objective performance goals if certain requirements are met. Prior to the effective date of the TCJA, we generally endeavored to structure our performance-based incentive compensation for our NEOs to qualify as performance-based under Section 162(m) of the Code where it was reasonable to do so while meeting our compensation objectives, although the Board and the Compensation Committee reserved the authority to award non-deductible compensation in circumstances where doing so was deemed appropriate and in the best interests of the Company and its stockholders. In addition, it is possible that some compensation paid pursuant to certain equity awards may be non-deductible under Section 162(m) of the Code.

TCJA eliminated the ability to rely on the performance-based compensation exception for amounts deductible effective for tax years beginning after December 31, 2017. In addition, under the legislation, the definition of “Covered Employees” was expanded to include any person who served as the chief (principal) financial officer. An employee who is a Covered Employee for a taxable year beginning after December 31, 2016, and any time during the fiscal year, will remain a Covered Employee for all future years. As a result, beginning in fiscal 2019, the Company may no longer take a deduction for any compensation paid to Covered Employees (i.e., our NEOs) in excess of $1,000,000, except to the extent that it is subject to a “written binding contract” in effect as of November 2, 2017 (“transition relief”) that is not later modified in any material respect. However, because the guidance requires further clarification, the application of this transition relief to any of the Company’s compensation arrangements is not certain. Therefore, no assurance can be given that any compensation otherwise subject to a deduction limit will qualify for an exception under this transition rule.

Ascena Retail Group, Inc.	39	2018 Proxy Statement

COMPENSATION COMMITTEE REPORT

The following report of the Compensation Committee does not constitute soliciting material and will not be deemed to be filed with the SEC under the Securities Act or the Exchange Act or incorporated by reference into any document so filed except to the extent that the Company specifically incorporates this Compensation Committee Report by reference therein.

The Compensation Committee has reviewed and discussed with management the above Compensation Discussion and Analysis. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

This report is provided by the following directors, who currently comprise the Compensation Committee, other than Carrie W. Teffner, who was appointed to the Compensation Committee on October 4, 2018 to fill the vacancy created by Randy L. Pearce’s retirement from the Board and as a member of the Compensation Committee. Ms. Teffner did not participate in the activities of the Compensation Committee that are the subject of this report. Mr. Lasry stepped-down as a member of the Compensation Committee in late 2017, although he continues to serve as a member of our Board. Mr. Lasry did not participate in the activities that are the subject of this report.

Compensation Committee:

Carl Rubin, Chair

Linda Yaccarino

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SUMMARY COMPENSATION TABLE

The table below summarizes information concerning compensation for fiscal 2018 (which reflects 53 week), fiscal 2017 and fiscal 2016 (which reflects 53 weeks) for our Named Executive Officers (NEOs). —

Name	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)(6)	Total ($)

David Jaffe	2018	1,000,000	0	1,890,000	611,100	387,300	67,951	3,956,351
Chief Executive Officer	2017	1,000,000	—	4,644,308	917,574	—	121,895	6,683,777
	2016	1,019,231	—	1,259,995	1,260,002	1,007,179	81,941	4,628,348

Robb Giammatteo	2018	500,000	0	187,500	62,500	487,450	20,600	1,258,050
Executive Vice President and	2017	500,000	100,000	423,888	83,754	—	31,461	1,139,103
Chief Financial Officer	2016	509,615	—	81,257	81,250	181,084	25,589	878,795

Brian Lynch	2018	998,846	0	3,445,000	350,000	1,064,938	48,700	5,907,484
President and Chief Operating Officer	2017	936,394	—	1,153,413	222,745	—	107,754	2,420,306

Gary Muto	2018	1,016,026	0	3,445,000	350,000	1,104,000	33,275	5,948,301
President and Chief Executive Officer-ascena Brands

John Pershing	2018	551,250	0	206,719	68,906	537,414	50,199	1,414,488
Executive Vice President and Chief Human Resources Officer	2017	551,250	110,250	728,531	91,766	—	37,954	1,519,751
	2016	557,812	—	103,356	103,360	203,805	41,576	1,009,909

(1)	Amounts shown reflect the discretionary bonus paid for fiscal 2017 to Messrs. Giammatteo and Pershing.

(2)

Reflects the aggregate grant date fair value calculation in accordance with FASB ASC Topic 718. Assumptions used in the valuation of equity based awards are discussed in “Stock-Based Compensation” in Note 17 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended August 4, 2018. For fiscal 2018, the amounts in the table include the target dollar value of relative TSR-based awards approved by the Compensation Committee for each NEO under our 2020 LTIP program, as such award is treated as an equity award in accordance with FASB ASC Topic 718. Such LTIP award target dollar value and the value, assuming maximum achievement level, are as follows: David Jaffe (target value: $1,890,000; maximum value: $3,780,000); Robb Giammatteo (target value: $187,500; maximum value: $375,000); Brian Lynch (target value: $1,075,000; maximum value: $2,150,000); Gary Muto (target value: $1,075,000; maximum value: $2,150,000); John Pershing (target value: $206,719; maximum value: $413,438). The 2020 LTIP awards for our NEOs, if earned, will be cash-settled. In addition, the amounts in this column for Messrs. Lynch and Muto include the grant date fair value of the promotional RSU awards each received during the fiscal year, which is $2,370,000.

(3)

Reflects the aggregate grant date fair value calculation in accordance with FASB ASC Topic 718. Assumptions used in the valuation of equity based awards are discussed in “Stock-Based Compensation” in Note 17 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended August 4, 2018.

(4)

The amounts shown for fiscal 2016, 2017 and 2018 represent amounts earned under (i) the 162(m) Plan with respect to Messrs. David Jaffe, Giammatteo, Lynch, Muto and Pershing, as applicable. The amendment and restatement of the 2016 Omnibus Incentive Plan in December 2015 incorporated the 162(m) Plan into the 2010 Stock Incentive Plan, and we renamed the revised plan “the 2016 Omnibus Incentive Plan.” For 2018, values include $390,625, $742,188, $781,250, and $430,664 earned under the Transformation Bonus program for Messrs. Giammatteo, Lynch, Muto, and Pershing (these earned values are payable within 60 days following the end of fiscal 2019).

(5)	We have no defined benefit pension plans. All earnings in our nonqualified Executive Retirement Plan are at market values and are therefore omitted from the table.

Ascena Retail Group, Inc.	41	2018 Proxy Statement

SUMMARY COMPENSATION TABLE

(6)	A detailed breakdown of “All Other Compensation” for fiscal 2018 is provided in the table below

ALL OTHER COMPENSATION

Name	Contributions to Executive Officer’s Defined Contribution Plan Accounts ($)	Contributions to Executive Officer’s Non-Qualified Deferred Compensation Plan Accounts ($)	Payments made for Supplemental Retirement Benefits ($)	Personal Use of Company Car Service ($)(1)	Total ($)

David Jaffe	11,000	39,200	—	17,751	67,951

Robb Giammatteo	11,000	9,600	—	—	20,600

Brian Lynch	11,000	37,699			48,699

Gary Muto	11,000	39,199	—	—	50,199

John Pershing	11,000	22,275	—	—	33,275

(1)	Represents the aggregate incremental cost to the Company for personal use of Company car service.

Ascena Retail Group, Inc.	42	2018 Proxy Statement

GRANTS OF PLAN BASED AWARDS IN FISCAL 2018

The following table provides information regarding the grants of plan-based awards made to the NEOs during fiscal 2018:

Name	Grant Date or		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares	All Other Option Awards: Number of Secu- rities Unde-	Exercise or Base Price of	Grant Date Fair Value of
	Perfor- mance Period	Plan*	Thres- hold ($)	Target ($)	Max ($)	Thres- hold ($)	Target ($)	Max ($)	of Stock or Units (#)(4)	rlying Options (#)(4)	Option Awards ($/Sh)	Equity Awards ($)
David Jaffe	FY18	2016 Plan(1)	375,000	1,500,000	3,000,000
	9/28/2017	NQ								630,000	2.44	611,100
	FY20 LTIP	2016 Plan(2)	945,000	1,890,000	3,780,000
	FY20 LTIP	2016 Plan(3)				945,000	1,890,000	3,780,000
Robb Giammatteo	FY18	2016 Plan(1)	93,750	375,000	750,000
	9/27/2017	NQ								64,433	2.37	62,500
	FY20 LTIP	2016 Plan(2)	93,750	187,500	375,000
	FY20 LTIP	2016 Plan(3)				93,750	187,500	375,000
Brian Lynch	FY18	2016 Plan(1)	312,500	1,250,000	2,500,000
	9/27/2017	NQ								360,825	2.37	350,000
	9/27/2017	RSU							1,000,000			2,370,000
	FY20 LTIP	2016 Plan(2)	268,750	1,075,000	2,150,000
	FY20 LTIP	2016 Plan(3)				268,750	1,075,000	2,150,000
Gary Muto	FY18	2016 Plan(1)	312,500	1,250,000	2,500,000
	9/27/2017	NQ								360,825	2.37	350,000
	9/27/2017	RSU							1,000,000			2,370,000
	FY20 LTIP	2016 Plan(2)	268,750	1,075,000	2,150,000
	FY20 LTIP	2016 Plan(3)				268,750	1,075,000	2,150,000
John Pershing	FY18	2016 Plan(1)	103,359	413,438	826,875
	9/27/2017	NQ								71,037	2.37	68,906
	FY20 LTIP	2016 Plan(2)	51,680	206,719	413,438
	FY20 LTIP	2016 Plan(3)				51,680	206,719	413,438

* Plan

2016 Plan = the Ascena Retail Group, Inc. 2016 Omnibus Incentive Plan

FY18 LTIP = 2018 3-Yr Long-term Incentive Plan (granted under the 2016 Plan)

NQ = Non-qualified stock option (granted under the 2016 Plan)

RSU = Restricted Stock Units (granted under the 2016 Plan)

FY20 LTIP = 2020 3-Yr Long-term Incentive Plan (granted under the 2016 Plan)

(1)

Amounts represent the range of annual cash incentive awards the NEO was potentially entitled to receive based on the achievement of performance goals during fiscal 2018 under the 2016 Plan. See “2016 Omnibus Plan” under the “Compensation Discussion and Analysis” for more information regarding the bonus targets under the 2016 Plan.

(2)

Amounts represent the range of dollar values of the FY20 LTIP award that each eligible NEO is entitled to receive based on the achievement of Net Income performance goals established for the three year FY20 LTIP. See “Performance-Based Long-Term Incentive Awards” under the “Compensation Discussion and Analysis” for more information regarding the bonus targets under the 2016 Plan. If earned, these awards settle in cash.

(3)

Amounts represent the range of dollar values of the FY20 LTIP award that each eligible NEO is entitled to receive based on the achievement of relative TSR performance goals established for the three year FY20 LTIP. As noted above, although the FY20 LTIP awards are cash-denominated and, if earned, will be settled in cash, the relative TSR-based portion of each NEO’s FY20 LTIP is an equity award under FASB ASC Topic 718 given their relative market performance measure and are considered equity incentive awards for SEC disclosure purposes. See “Performance-Based Long-Term Incentive Awards” under the “Compensation Discussion and Analysis” for more information regarding the bonus targets under the 2016 Plan.

Ascena Retail Group, Inc.	43	2018 Proxy Statement

GRANTS OF PLAN BASED AWARDS IN FISCAL 2018

(4)

Represents stock option and RSU awards made pursuant to the Company’s annual equity grant program, as described above in the Compensation Discussion and Analysis under “Long-Term Incentive Compensation” and “Equity Awards Under the Company’s Omnibus Incentive Plan.” In addition to the annual equity grants, Messrs. Lynch and Muto received special equity grants of 1,000,000 RSUs as part of their August 2017 promotions. Both of these awards have a three year back-loaded vesting schedule.

Ascena Retail Group, Inc.	44	2018 Proxy Statement

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2018

The following table provides information relating to outstanding equity awards held by the NEOs at August 4, 2018:

		Option Awards				Stock Awards
Name and Plan	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That .Have Not Vested ($)(2)
David Jaffe
NQ(3)	9/18/2008	500,000		7.50	9/18/2018
NQ(3)	9/24/2009	160,000		8.84	9/24/2019
NQ(3)	12/9/2009	300,000		15.00	12/9/2019
NQ(3)	9/23/2010	160,000		11.70	9/23/2020
NQ(3)	9/23/2010	150,000		15.00	9/23/2020
NQ(3)	3/9/2011	88,644		15.55	3/9/2021
NQ(3)	9/21/2011	160,000		13.14	9/21/2021
NQ(3)	9/20/2012	250,000		20.79	9/20/2022
NQ(3)	9/25/2013	375,000		19.91	9/25/2020
NQ(4)	9/23/2014	348,750	116,250	14.12	9/23/2021
NQ(5)	9/16/2015	199,525	99,763	12.39	9/16/2022
NQ(6)	9/21/2016	158,475	316,952	5.56	9/21/2023
NQ(7)	9/28/2017		630,000	2.44	9/28/2023
RSU(12)	9/16/2015					31,388	126,180
RSU(13)	9/21/2016					103,438	415,821
PRSU(22)	9/21/2016							464,945	(24)	1,869,079
FY20 LTIP(25)	9/28/2017									1,890,000
Robb Giammatteo
NQ(3)	12/11/2013	10,000		20.41	12/11/2020
NQ(4)	9/23/2014	11,250	3,750	14.12	9/23/2021
NQ(8)	9/29/2015	11,852	5,927	13.48	9/29/2022
NQ()	9/21/2016	14,465	28,931	5.56	9/21/2023
NQ(10)	9/27/2017		64,433	2.37	9/27/2024
RSU(15)	9/29/2015					2,007	8,149
RSU(13)	9/21/2016					9,442	37,957
PRSU(22)	9/21/2016							42,435	(24)	170,589
FY20 LTIP(25)	9/27/2017									187,500

Ascena Retail Group, Inc.	45	2018 Proxy Statement

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2018

		Option Awards				Stock Awards
Name and Plan	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That .Have Not Vested ($)(2)
Brian Lynch
NQ(9)	6/3/2015	37,500	12,500	15.19	6/3/2022
NQ(8)	9/29/2015	35,153	17,577	13.48	9/29/2022
NQ(6)	9/21/2016	35,924	71,850	5.56	9/21/2023
NQ(10)	12/7/2016	2,545	5,093	7.51	12/7/2023
NQ(7)	9/27/2017		360,825	2.37	9/27/2024
RSU(19)	6/3/2015					15,000	60,300
RSU(15)	9/29/2015					5,950	23,919
RSU(13)	9/21/2016					23,447	94,257
RSU(20)	12/7/2016					1,788	7,188
RSU(21)	12/7/2016					5,181	20,828
RSU(17)	9/27/2017					1,000,000	4,020,000
PRSU(22)	12/7/2016							8,044	(26)	32,337
FY19 LTIP(23)	9/21/2016								(23)	428,400
FY20 LTIP(25)	9/27/2017									1,075,000
Gary Muto
NQ(11)	10/23/2015	95,011	47,507	12.80	10/23/2022
NQ(6)	9/21/2016	75,471	150,943	5.56	9/21/2023
NQ(7)	9/27/2017		360,825	2.37	9/27/2024
RSU(14)	9/29/2015					80,000	321,600
RSU(16)	10/23/2015					15,999	64,316
RSU(13)	9/21/2016					49,257	198,013
RSU(17)	9/27/2017					1,000,000	4,020,000
FY19 LTIP(23)	9/21/2016								(23)	1,375,000
FY20 LTIP(25)										1,075,000
John Pershing
NQ(3)	3/9/2011	12,500		15.55	3/9/2021
NQ(3)	9/21/2011	20,000		13.14	9/21/2021
NQ(3)	9/20/2012	25,000		20.79	9/20/2022
NQ(3)	9/25/2013	25,000		19.91	9/25/2020
NQ(4)	9/23/2014	18,750	6,250	14.12	9/23/2021
NQ(8)	9/29/2015	15,078	7,539	13.48	9/29/2022
NQ(6)	9/21/2016	15,849	31,698	5.56	9/21/2023
NQ(7)	9/27/2017		71,037	2.37	9/27/2024
RSU(15)	9/29/2015					2,553	10,263
RSU(13)	9/21/2016					10,345	41,587
RSU(18)	9/21/2016					23,707	95,302
PRSU(22)	9/21/2016							46,494	(24)	186,906
FY20 LTIP(25)	9/27/2017									206,719

*	Plan/Type of Award:

NQ = Non-qualified stock option (granted under the 2016 Plan)

RSU = Restricted Stock Units (granted under the 2016 Plan)

FY19 LTIP = 2019 3-Yr Long-term Incentive Plan (granted under the 2016 Plan)

FY20 LTIP = 2020 3-Yr Long-term Incentive Plan (granted under the 2016 Plan)

Ascena Retail Group, Inc.	46	2018 Proxy Statement

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2018

(1)

The amounts in this column equal the number of shares of restricted stock units indicated in the previous column multiplied by the closing price of our common stock $4.02 on August 3, 2018, the last trading day of our 2018 fiscal year.

(2)

The amounts in this column equal the number of shares of performance share units indicated in the previous column multiplied by the closing price of our common stock $4.02 on August 3, 2018, the last trading day of our 2018 fiscal year.

(3)	This award is fully vested.

(4)	The remaining 25% of the options relating to this award vested on September 23, 2018.

(5)	The remaining one third of the options relating to this award vested on September 16, 2018.

(6)

An additional one third of the options relating to this award vested on September 21, 2018 and the remaining one third one third of the options relating to this award are eligible to vest on September 21, 2019.

(7)

One half of the options relating to this award vested on the first anniversary of the grant date and the remaining one half of the options relating to this award will be eligible to vest on the second anniversary of the grant date.

(8)	The remaining one third of the options relating to this award vest on September 29, 2018.

(9)	The remaining 25% of the options relating to this award will be eligible to vest on June 3, 2019.

(10)	An additional one third of the options related to this award will be eligible to vest on each December 7, 2018 and December 7, 2019.

(11)	The remaining one third of the options relating to this award are eligible to vest on October 23, 2018.

(12)	The remaining one third of the restricted stock units related to this award vested on September 16, 2018

(13)

An additional one third of the restricted stock units related to this award vested on September 21, 2018 and the remaining restricted stock units related to this award will be eligible to vest on September 21, 2019.

(14)

The restricted stock units related to this award vest over a five-year period, with 33% of the restricted stock units eligible to vest on each of third and fourth anniversaries of the grant date and the remaining 34% of the restricted stock units eligible to vest on the fifth anniversary of the grant date.

(15)	The remaining one third of the restricted stock units related to this award vested on September 29, 2018.

(16)	The remaining one third of the restricted stock units related to this award vested on October 23, 2018.

(17)	One half of the restricted stock units related to this award will be eligible to vest on each of June 30, 2019 and June 30, 2020.

(18)	The remaining 50% of the restricted stock units related to this award vested on September 21, 2018.

(19)	The remaining 25% of the restricted stock units related to this award are eligible to vest on June 3, 2019.

(20)	An additional one third of the restricted stock units relating to this award will be eligible to vest on December 7, 2018 and December 7, 2019.

(21)	The remaining 50% of the restricted stock units relating to this award will vest on December 7, 2018.

(22)	Represents the number of unvested performance-based restricted stock units granted under our FY19 LTIP program multiplied by the closing price of our common stock $4.02 on August 3, 2018.

(23)

The FY19 LTIP awards for Messrs. Lynch and Muto are denominated in cash and, if earned, will be settled in cash. The amounts represent the dollar value at target performance of the portion of the NEO’s FY19 LTIP tied to achievement of the three-year relative TSR metric established for the FY19 LTIP.

(24)

The number of PRSUs subject to the award was determined by taking the target value of the NEO’s FY19 LTIP and dividing it by the closing price of our common stock on September 19, 2016, which was $8.12.

(25)

Represents the dollar value, at target, of the portion of the NEO’s FY20 LTIP tied to achievement of the relative TSR metric during the FY20 LTIP performance period. As noted above, although the FY20 LTIP awards are cash-denominated and, if earned, will be settled in cash, the relative TSR-based portion of each NEO’s FY20 LTIP is an equity award under FASB ASC Topic 718 given their relative market performance measure and are considered equity incentive awards for SEC disclosure purposes. See “Performance-Based Long-Term Incentive Awards” under the “Compensation Discussion and Analysis” for more information regarding the bonus targets under the 2016 Plan.

(26)	The number of PRSUs subject to the award was determined by taking the target value of the NEO’s FY19 LTIP and dividing it by the closing price of our common stock on December 7, 2016, which was $7.72.

Ascena Retail Group, Inc.	47	2018 Proxy Statement

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2018

The following table details information about stock options exercised (if any) by our NEOs and stock awards held by our NEOs that vested during fiscal 2018:

	Option Awards		Stock Awards(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
David Jaffe	—	—	83,120	177,080
Robb Giammatteo	—	—	6,727	14,687
Brian Lynch	—	—	38,750	100,980
Gary Muto	—	—	40,633	83,310
John Pershing	—	—	59,431	129,032

(1)

The value realized upon the exercise of the stock options reflect the number of options multiplied by the difference between the closing stock price of our common stock on the date of the exercise and the exercise price of the options.

(2)	Stock Awards include awards of restricted stock, restricted stock units, and performance share units.

(3)	The value realized upon vesting of the stock awards is based on the closing stock price of our common stock on the date the awards vested.

Ascena Retail Group, Inc.	48	2018 Proxy Statement

CEO PAY RATIO

This year, new rules enacted by the SEC require us to disclose the ratio of the annual total compensation of our CEO, David Jaffe, to the annual total compensation of our median employee (the “CEO Pay Ratio”). For Fiscal 2018, our median employee’s annual total compensation was $7,750. As set forth in the Summary Compensation Table, Mr. Jaffe’s annual total compensation for Fiscal 2018 was $3,956,351. Accordingly, the ratio of the annual total compensation of Mr. Jaffe to our median employee was 510:1.

In calculating the CEO Pay Ratio, we began by determining that we had (59,439 total) employees as of June 1, 2018 determination date. As is permitted under SEC rules, we eliminated 446 employees from the calculation located in countries in the table below (approximately 0.75% of our total employee population).

EXCLUDED
Jurisdiction	(Employees as of June 1, 2018)
India	193
Hong Kong	128
Korea	105
China	20
TOTAL	446

To identify our median employee, we used total taxable compensation for the period January 1, 2018 through and including June 1, 2018 and annualized the compensation of all permanent employees who worked for us for less than a full calendar year. We then selected an employee we believe to be statistically most representative of the median and calculated Fiscal 2018 compensation for the median employee using the same methodology we use for our named executive officers as set forth in the Summary Compensation Table.

Pay ratios that are reported by our peers may not be directly comparable to ours because of differences in the composition of each company’s workforce, as well as the assumptions and methodologies used in calculating the pay ratio, as permitted by SEC rules.

Ascena Retail Group, Inc.	49	2018 Proxy Statement

EMPLOYMENT LETTERS AND RETIREMENT AGREEMENTS

We have entered into employment letters with all our NEOs. Effective August 1, 2017, as further discussed below, our employment agreement with David Jaffe terminated and was replaced with an employment letter. We also entered into new employment letters with Messrs. Lynch and Muto effective August 1, 2017.

An employment agreement provides an executive with a time period (or “term”) during which he will be employed by the Company.

✓	An “employment letter” does not have a term of employment. Rather, the letter sets forth the minimum compensation and benefits that the executive will receive during his or her employment.

✓

An executive with an employment letter is an “employee at-will” (i.e., the Company may terminate such executive at any time with or without cause, subject to any applicable severance provisions, including the Executive Severance Plan).

The Compensation Committee believes that these employment arrangements are important to our executives and to the Company. Each executive benefits from clarity of the terms of his or her employment. The Company enhances its ability to retain the services of its executives. The Compensation Committee periodically reviews the terms of the employment arrangements and amends them as necessary to remain competitive and to carry out its objectives. Details of the terms of the specific employment arrangements are discussed below.

EMPLOYMENT LETTERS

David Jaffe

Effective August 1, 2017, the Company entered into an employment letter with David Jaffe, its Chief Executive Officer (the “Employment Letter”). The Employment Letter superseded and replaced the terms of the employment agreement dated March 5, 2014 previously in place between Mr. Jaffe and the Company. The Employment Letter provides that Mr. Jaffe is an “employee at-will” (i.e., the Company may terminate his employment at any time with or without cause, subject to any applicable severance provisions).

The Employment Letter provides for an annual salary of $1,000,000 per year or such higher salary as may be determined by the Company’s board of directors or the Compensation Committee. The Employment Letter entitles Mr. Jaffe to participate in all the Company’s retirement, insurance, and bonus, incentive and other benefit plans, including the Omnibus Incentive Plan, to the use of a car service at the Company’s expense as necessary for him to perform his duties and responsibilities, including for transportation to and from his home.

In the event that Mr. Jaffe’s employment is terminated by the Company without cause or by Mr. Jaffe for good reason (a “Qualifying Termination”), other than upon, within the 90 days prior to, or during the 24 months following, in each case, a change in control, under the Employment Letter, Mr. Jaffe is entitled to receive, subject to his execution of a release, an amount equal to two times his base salary payable in installments for a period of 24 months following the date of termination.

In the event that Mr. Jaffe incurred a Qualifying Termination upon, within the 90 days prior to, or during the 24 months following, in each case, a change in control, under the Employment Letter, Mr. Jaffe is entitled to receive, subject to his execution of a release, an amount equal to two times the sum of his base salary and the greater of a) annual target bonus for the year in which the change in control occurs; or b) average three-year aggregate annual bonus equaling the sum of the two seasonal bonuses paid in each such fiscal year, payable in installments for a period of 24 months following the date of termination. In addition, upon such Qualifying Termination, any stock-based awards not vested immediately prior to the change in control that are outstanding on the change in control date (or outstanding immediately prior to the change in control date for awards not assumed or replaced by the successor) will be deemed vested on the termination date. If the Qualifying Termination occurs during the 90-day period before the change in control, any unvested awards that expired on the date of the termination will be deemed vested and entitled to payment at fair market value.

In the event that Mr. Jaffe incurred a Qualifying Termination (whether prior to, upon or during the 24 months following a change in control or in the absence of a change in control), under the Employment Letter, Mr. Jaffe and his covered dependents are entitled to receive, subject to his timely election of COBRA, continued participation in the Company’s health and medical insurance plans at the active employee premium rate through the earlier of the period of Mr. Jaffe’s and/or his covered dependents eligibility for COBRA and Mr. Jaffe becoming eligible under the health and medical insurance coverage of a subsequent employer.

In the event that Mr. Jaffe incurred a Qualifying Termination, or his employment terminated by reason of his death or total disability at any time (whether prior to, upon or during the 24 months following a change in control or in the absence of a change in control), under the Employment

Ascena Retail Group, Inc.	50	2018 Proxy Statement

EMPLOYMENT LETTERS AND RETIREMENT AGREEMENTS

Letter, Mr. Jaffe (or his designated beneficiary or his estate, as applicable) is entitled to receive a pro rata portion of his incentive compensation for the season in which his employment is terminated based on actual results.

The Employment Letter provided that for a period of one year following his death, Mr. Jaffe’s base salary would continue to be paid to his designated beneficiary or his estate and his covered dependents will be eligible to continued health and medical coverage under COBRA at the active employee rate. The Employment Letter further provided that in the event of Mr. Jaffe’s termination by reason of his total disability, he would receive continued payment of his base salary for one year from the date of termination, and he and his covered dependents would receive continued health and medical coverage under COBRA at the active employee rate through the earlier of such period, the period of Mr. Jaffe’s and/or his covered dependents eligibility for COBRA and Mr. Jaffe becoming eligible under the health and medical insurance coverage of a subsequent employer.

The terms “cause”, “good reason”, “change in control” and “total disability” are defined in the Employment Letter and below. Severance amounts payable under the Employment Letter, except for amounts payable upon Mr. Jaffe’s death, would be subject to a possible six-month delay pursuant to Section 409A of the Code. For further information regarding Mr. Jaffe’s employment arrangements and the payments to which he may be entitled thereunder, see below under “Potential Payments Upon Termination or Change in Control — David Jaffe.”

The Employment Letter provides that if Mr. Jaffe receives parachute payments that exceed his threshold amount under Section 280G of the Code, the amount will be cut-back to below the 280G threshold amount unless he would be better off receiving the full amount and paying the excise tax under Section 4999 of the Code. The Employment Letter also contains non-competition and non-solicitation restrictions effective during the employment term and for one year thereafter as well as a perpetual non-disparagement restriction.

“Cause” is generally defined in the Employment Letter to include conviction of a crime, intentional and willful failure to satisfactorily perform employment duties reasonably requested by our Board, fraud or embezzlement, gross misconduct or gross negligence that has a substantial adverse effect on the Company or its affiliates, an intentional and willful act or omission which is materially detrimental to our business or reputation, or Mr. Jaffe’s willful breach of the covenants set forth in the Employment Letter (which include covenants not to compete, not to solicit our employees and not to disparage the Company).

“Good Reason” is generally defined in the Employment Letter as the occurrence, without Mr. Jaffe’s consent, of any of the following: a material demotion in his position, job duties or responsibilities; our failure to pay him his compensation or benefits; the relocation of Mr. Jaffe’s principal place of work at least 35 miles from its current location; or any material breach of any of our obligations under his agreement. Mr. Jaffe may terminate his employment for “Good Reason” only if he provides notice to the Company setting forth in reasonable detail the alleged “Good Reason” circumstances or event within 30 days after the occurrence of such event or circumstances and the Company fails to cure such event or circumstances within 60 days after receipt of such notice.

“Change in Control” is generally defined in the Employment Letter as: (a) any “person” (as defined in the Exchange Act) becomes the beneficial owner of 30% or more of the outstanding common stock of the Company (excluding a person that is an affiliate of the Company); (b) a change of a majority of the Board after July 29, 2017 (the “Incumbent Directors”), unless the election of a new director was supported by two-thirds of the Incumbent Directors (which includes any new director whose election was supported by two-thirds of the Incumbent Directors); (c) the Company adopts a plan of liquidation of all or substantially all of its assets; (d) the Company disposes of all or substantially all of the assets or business of the Company pursuant to a merger, consolidation or other transaction; or (e) the Company combines with another company and is the surviving corporation, but, immediately after the combination, the stockholders of the Company immediately prior to the combination hold, directly or indirectly, 50% or less of the common stock or other ownership interests of the combined company.

“Total Disability” is generally defined in the Employment Letter as Mr. Jaffe being physically or mentally incapacitated such that Mr. Jaffe is incapable of performing his material duties under the Employment Letter for a period of ninety (90) consecutive days or 120 non-consecutive days in any 12-month period. Receipt of disability benefits under the Company’s long-term disability plan or receipt of Social Security disability benefits is conclusive evidence of Total Disability, or, in the absence of receipt of such benefits, a determination of Total Disability by an impartial physician.

Robb Giammatteo

Mr. Giammatteo has an employment letter with the Company that was entered into on July 25, 2015, which provides that he is entitled to a base salary of at least $500,000 per year, as well as standard Company benefits.

Ascena Retail Group, Inc.	51	2018 Proxy Statement

EMPLOYMENT LETTERS AND RETIREMENT AGREEMENTS

Brian Lynch

In connection with Mr. Lynch’s promotion, Mr. Lynch has an employment letter with the Company dated June 1, 2017, and effective August 1, 2017. The material terms of the employment letter are summarized below.

•

Mr. Lynch will receive an annual base salary of $1,000,000, and will be considered for an annual performance evaluation beginning in the fall of 2018. Mr. Lynch will continue to be eligible to participate in the Company’s seasonal performance-based incentive compensation program and, beginning with the Fiscal Year 2018 fall season, his target bonus opportunity was increased to 125% of annual base salary, with a maximum annual payout at two times the target level.

•

Subject to Compensation Committee approval, Mr. Lynch will continue to be eligible to receive annual equity grants effective September 2017 in the form of stock options, RSUs or performance-based awards, and will have a target level equal to 250% of annual base salary.

•

The employment letter provided for an additional one-time grant of 1,000,000 restricted stock units effective September 2017 that will vest 50% on June 30, 2019 and 50% on June 30, 2020, in each case, subject to continued employment through each applicable vesting date.

Gary Muto

In connection with Mr. Muto’s promotion, Mr. Muto has an employment letter with the Company dated June 1, 2017, and effective August 1, 2017. The material terms of the employment letter are summarized below.

•

Mr. Muto will receive an annual base salary of $1,000,000, and will be considered for an annual performance evaluation beginning in the fall of 2018. Mr. Muto will continue to be eligible to participate in the Company’s seasonal performance-based incentive compensation program and, beginning with the fiscal year 2018 fall season, will have an increased target level equal to 125% of annual base salary, with a maximum annual payout at two times the target level.

•

Mr. Muto will continue to participate in the Company’s Transformation Bonus Program (see “Compensation Discussion and Analysis – Transformation Bonus Opportunity” for additional details). In connection with his promotion, Mr. Muto will be eligible for a payout equal to an additional multiple of his August 1, 2017 base salary as follows: 0.25 for fiscal 2018; 0.3125 for fiscal 2019; 0.375 for fiscal 2020; and 0.4375 for fiscal 2021.

•

Mr. Muto was entitled to receive an annual long-term incentive grant effective in or about September 2017 having an estimated total value of $2.5 million (the “2017 Annual Grant”). The 2017 Annual Grant may consist of stock options, RSUs, performance-based awards or such other incentives as determined by the Company. Awards that are not performance based vest in equal annual installments over a three-year period (“2017 Time-Based Awards”), and awards that are performance based (“2017 Performance-Based Awards”) vest on the third anniversary of the grant date, subject to the achievement of the applicable performance goals. Accordingly, in September 2017, Mr. Muto received: (i) a FY20 LTIP award with a grant date fair value of $1,075,000 subject to a 1-year net income goal and a 2-year post-performance vesting condition; (ii) a FY20LTIP award with a grant date fair value of $1,075,000 subject to a 3-year relative TSR goal; and (iii) an award of 360,825 options, which vests in equal installments on the first and second anniversaries of grant.

•	Mr. Muto received an additional one-time grant of 1,000,000 restricted stock units (“One-Time RSU Grant”) in September 2017 that will vest 50% on June 30, 2019 and 50% on June 30, 2020.

•

The 2017 Annual Grant (i.e., the 2017 Time-Based Awards and 2017 Performance-Based Awards) and the One-Time RSU Grant generally require continued employment through the vesting date, except that, prior to a change in control, if the Company terminates Mr. Muto’s employment without “Cause” or Mr. Muto resigns for “Good Reason” (in each case, as defined in the employment letter), (i) the next tranche of any then outstanding unvested 2017 Time-Based Awards and One-Time RSU Grant scheduled to vest after such termination will vest on the date of such termination, and (ii) a pro-rata portion of any then outstanding unvested 2017 Performance-Based Awards will vest subject to actual achievement of the applicable performance goals determined after the end of the performance period.

•

All equity awarded to Mr. Muto is conditioned on his timely execution of a restrictive covenant agreement containing a one-year non-competition covenant and a two-year non-solicitation covenant in favor of the Company.

•

Effective August 24, 2017, Mr. Muto became a participant in the Company’s Executive Severance Plan, subject to the terms and conditions of the ESP, but with certain modifications, including that his cash severance payment level relating to a non-change in control termination will be 24 months of base salary, and his cash severance level relating to a change in control related termination will be 24 months of base salary and bonus.

John Pershing

Mr. Pershing has an employment letter with the Company that was entered into on January 25, 2015, which provides that he is entitled to a base salary of at least $525,000 per year, as well as standard Company benefits.

Ascena Retail Group, Inc.	52	2018 Proxy Statement

EMPLOYMENT LETTERS AND RETIREMENT AGREEMENTS

RETIREMENT AGREEMENTS

Elliot S. Jaffe

Commencing July 30, 2006, Elliot S. Jaffe became eligible to receive a supplemental retirement benefit of $150,000 per year for life, subject to an annual cost-of-living increase. Effective at the end of the 2016 Annual Meeting of Stockholders Mr. Elliot S. Jaffe retired as an officer of the Company and from the Board.

Mrs. Roslyn S. Jaffe

We also entered into a retirement agreement with Mrs. Jaffe. The agreement provides Mrs. Jaffe, in light of her role as co-founder of the Company and her 44 years of service to the Company at the time of her retirement, with a supplemental retirement benefit, commencing July 30, 2006, of $50,000 per year for life, subject to an annual cost-of-living increase.

Ascena Retail Group, Inc.	53	2018 Proxy Statement

EXECUTIVE SEVERANCE PLAN

We maintain the Executive Severance Plan, as amended and restated as of June 12, 2018, in order to provide severance benefits to certain key employees, which for fiscal 2018, included all our NEOs (other than our CEO). The following summary describes the key provisions of the Executive Severance Plan as they would have applied to our NEOs (other than our CEO) at the end of fiscal 2018.

The Executive Severance Plan provides participants with the following severance benefits in the event of a termination of employment by the Company without “cause” (as defined in the plan), other than a termination that constitutes a termination in connection with a “change in control” (as defined in the plan):

•	12-month salary continuation;

•	a pro rata portion of his/her semi-annual bonus based on actual results;

•	continued health insurance coverage at the active employee rate for a period up to 12 months; and

•	12 months of Outplacement Services not to exceed $7,300.

In the case of Mr. Muto, he is also entitled to the severance benefits described above in the event his employment is terminated for “good reason” (as described below), except that he will receive 24 months (and not 12 months) of salary continuation payments.

In lieu of the benefits described above, if our NEOs would have been terminated without cause or terminated employment for “good reason” (as described below) during (1) the 90 day period prior to a change in control (such termination, a “Pre-CIC Termination”), or (2) the period commencing on a Change in Control and ending 24 months later (such termination, a “Post-CIC Termination), the executive would have been eligible for the following upon the change in control (in the case of a Pre-CIC Termination), or upon the termination date (in the case of a Post-CIC Termination):

•

a lump sum equal to 1.5 times (or 2 times, in the case of Mr. Muto) the sum of annual base salary and the greater of a) annual target bonus for the year in which the CIC occurs; or b) average three-year aggregate annual bonus equaling the sum of the two seasonal bonuses paid in each such fiscal year;

•

a pro rata portion (based on the number of days employed during the applicable performance period from when the separation from service occurs) of the seasonal (semi-annual) bonus based on actual results, payable when other such bonuses are paid;

•	continued health insurance coverage at the active employee rate for a period of up to 18 months;

•

in the case of a Post-CIC Termination, full vesting of any unvested equity awards (in the case of a Pre-CIC Termination, a lump sum cash equivalent payment equal to the fair market value of the unvested equity awards that were forfeited upon the termination); and

•	12 months of Outplacement Services not to exceed $7,300.

Under the Severance Plan, “good reason” is defined as (i) any material diminution of responsibilities, duties or authority, (ii) any reduction in base salary and/or benefits, other than a reduction that is uniformly applied to similarly situated employees of not more than 10%, (iii) relocation of the principal place of work outside of a 30-mile radius of the then current work location, or (iv) the failure of a successor to the Company to assume the Severance Plan. With respect to Mr. Muto, under his employment letter, (A) the “good reason” definition also includes any material breach of his employment letter by the Company or the elimination of sourcing from his job responsibilities, and (B) prior to a change in control, a reduction in benefits (but not salary) alone will not constitute “good reason.”

The severance benefits payable under the Severance Plan are subject to: (1) the six month delay to the extent required under Section 409A of the Code; (2) the execution and non-revocation of a general release of claims in favor of the Company within a specified time period; (3) the executive’s compliance with certain non-competition and non-solicitation restrictive covenants following a termination (other than a Pre-CIC Termination or a Post-CIC Termination); and (4) reduction to avoid any excise tax on “parachute payments” if the executive would benefit from such reduction as compared to paying the excise tax. Any benefits payable under the Executive Severance Plan supersede and are in lieu of any severance benefits and/or payments provided under any other agreements, arrangements or severance plans by and between the executive and the Company.

Ascena Retail Group, Inc.	54	2018 Proxy Statement

NONQUALIFIED DEFERRED COMPENSATION IN FISCAL 2018

After satisfying a waiting period, our NEOs are eligible for participation in our Executive Retirement Plan, which is an unfunded, unsecured nonqualified deferred compensation plan. The Executive Retirement Plan allows our executives to defer a maximum of 50% of their base salary and 75% of their bonuses paid or other performance-based cash compensation awarded. Elections to participate in the Executive Retirement Plan are made by our executives on an annual basis, prior to the beginning of the year in which the compensation is earned.

We make Company contributions to the Executive Retirement Plan in an amount determined by us for each plan year. For fiscal 2018, our NEOs who were eligible for participation received a Company matching contribution of 1% of up to $265,000 of total compensation deferred, and Company matching contribution of 5% of compensation over $265,000 deferred. Effective January 1, 2018, the compensation limits for calculating the Company matching contribution were increased from up to $265,000 to $270,000. Participants are immediately vested in deferrals of their own compensation. Company matching contributions vest in 25% increments after 2 years, 3 years, 4 years and 5 years of service with the Company. All Company matching contributions held and received by the participant are vested after five years of service with the Company.

The aggregate balance of each participant’s account consists of amounts that have been deferred by the participant, Company matching contributions, plus earnings (or minus losses). We do not deposit any amounts into any trust or other account for the benefit of plan participants. In accordance with tax requirements, the assets of the Executive Retirement Plan are subject to claims of our creditors. Account balances are deemed invested in accordance with investment elections designated by the participant. Investment option transfers may be made daily. There are 27 investment options available to plan participants, including fixed income funds, domestic and international equity funds, blended funds and pre-allocated lifestyle fund investments. Interest and gains or losses on each deemed investment are credited or debited to each participant’s account daily based on the actual performance of the funds in which the participant is deemed invested.

Deferred account balances are distributed to the plan participants in accordance with elections made by the participant at the time the deferral is made, subject to Section 409A of the Code. A participant may elect to receive distributions, either in a lump sum or in installments, upon his or her termination of employment with the Company, disability, death, an unforeseeable emergency or a change of control, each of the last two events as defined in Section 409A of the Code. A participant may elect to receive distributions while still employed by the Company if he or she elects to have in-service or education distributions, made at a date specified by the participants.

The following table shows the executive and Company contributions, earnings and account balances for the NEOs.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate (Loss) Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
David Jaffe	50,000	39,200	2,803,438	0	24,513,168
Robb Giammatteo	15,000	9,600	27,012	0	260,655
Brian Lynch	49,942	37,700	56,615	0	474,140
Gary Muto	58,462	39,199	1,543	0	255,432
John Pershing	33,075	22,275	18,472	0	316,247

(1)

All executive contributions represent amounts deferred by each NEO under the Executive Retirement Plan (Ascena’s Non-Qualified Deferred Compensation Plan) and are included as compensation in the Summary Compensation Table under “Salary”, “Bonus” and “Non-Equity Incentive Plan Compensation.”

(2)	All registrant contributions are reported under “All Other Compensation” in the Summary Compensation Table.

(3)

These amounts are not reported in the Summary Compensation Table as the earnings included in this column are based on the investment options selected by the NEO, none of which provide interest above the market rate.

Ascena Retail Group, Inc.	55	2018 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The tables below describe and estimate additional compensation and benefits that our NEOs would become entitled to pursuant to their employment agreements, employment letters and other arrangements between the Company and the executive upon a termination of their employment in certain circumstances or in the event of a Change in Control, in each case assuming such event had occurred on August 4, 2018. Where applicable, the amounts payable assume a $4.02 fair value of our common stock (the closing price on August 3, 2018, the last trading day of fiscal 2018). We have calculated these estimated payments to meet SEC disclosure requirements. The estimated payments are not necessarily indicative of the actual amounts any of our NEOs would receive in such circumstances.

The calculation excludes:

✓	compensation amounts accrued through August 4, 2018 that would be paid in the normal course of continued employment, such as accrued but unpaid salary, and

✓	vested account balances under our retirement plan that are generally available to all our salaried employees.

In addition, where applicable, the amounts reflected for bonuses reflect the actual amounts paid to the NEO for fiscal 2018, since the hypothetical termination or Change in Control date is the last day of the fiscal year for which the bonus is to be determined.

In addition to these payments, participants in our Executive Retirement Plan, including the NEOs, may elect to receive distributions, either in a lump sum or in installments, upon his or her termination of employment with the Company, disability, death, or following a Change in Control (subject to Section 409A of the Code). Each NEO’s account balance under the Executive Retirement Plan as of the end of fiscal 2018 is set forth under the “Aggregate Balance at Last Fiscal Year End” column of the Nonqualified Deferred Compensation Table above.

Payments and Benefits for Mr. David Jaffe

Provision	Base Salary ($)		Bonus ($)		Health Benefits ($)		Acceleration of Equity Awards ($)(6)		Total ($)
Termination without Cause or for Good Reason Prior to a Change in Control	2,000,000	(1)	387,300	(4)	18,764	(6)	—		2,406,064
Termination without Cause or for Good Reason Upon or Following a Change in Control	5,000,000	(2)	387,300	(4)	18,764	(6)	1,537,400	(5)	6,943,464
Change in Control — No Termination	—		—		—		542,000	(5)	542,000
Death	1,000,000	(3)	387,300	(4)	12,509	(7)	542,000	(5)	1,941,809
Total Disability	1,000,000	(3)	387,300	(4)	18,764	(6)	542,000	(5)	1,948,064
Termination for Cause or without Good Reason Prior to a Change in Control	—		—		—		—		—

(1)	Represents an amount equal to 2 times Mr. Jaffe’s his base salary paid as salary continuation.

(2)	Represents 2 times the sum of Mr. Jaffe’s base salary and his fiscal 2018 target annual bonus.

(3)	Represents an amount equal to 1 times Mr. Jaffe’s base salary paid as salary continuation.

(4)	Represents the pro rata portion of Mr. Jaffe’s incentive compensation for the season in which his employment is terminated based on actual results.

(5)

Represents the fair market value of our common stock on August 3, 2018, less the exercise price, if applicable, multiplied by the number of shares of our common stock underlying all equity awards held by Mr. Jaffe on the last day of the fiscal year that would have become vested and exercisable or for which the restrictions thereon would have lapsed had such event occurred on such date.

(6)	Represents our payment for the cost of continuation health coverage for 18 months following his termination

(7)	Represents our payment for the cost of continuation health coverage for 12 months following his termination.

Ascena Retail Group, Inc.	56	2018 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments and Benefits for Mr. Robb Giammatteo

Provision	Base Salary ($)		Bonus ($)(3)		Health Benefits ($)		Outplacement ($)	Acceleration of Equity Awards ($)(6)		Total ($)

Termination without Cause Prior to a Change in Control	500,000	(1)	96,825	(3)	12,509	(4)	7,300	0		616,634

Termination for Cause or for Good Reason Upon or Following a Change in Control	1,312,500	(2)	96,825	(3)	18,764	(5)	7,300	152,339	(6)	1,587,728

Change in Control — No Termination	0		0		0		0	46,025	(6)	46,025

Death or Disability	0		0		0		0	46,025	(6)	46,025

Termination for Cause	0		0		0		0	0		0

(1)	Represents an amount equal to 1 times Mr. Giammatteo’s base salary paid as salary continuation.

(2)	Represents an amount equal to 1.5 times the sum of Mr. Giammatteo’s base salary and his fiscal 2018 target bonus paid as lump sum.

(3)	Represents a pro rata portion of his semi-annual bonus based on actual results.

(4)	Represents our payment for the cost of continuation health coverage for 12 months following his termination.

(5)	Represents our payment for the cost of continuation health coverage for 18 months following his termination.

(6)

Represents the fair market value of our common stock on August 3, 2018, less the exercise price, if applicable, multiplied by the number of shares of our common stock underlying all equity awards held by Mr. Giammatteo on the last day of the fiscal year that would have become vested and exercisable or for which the restrictions thereon would have lapsed had such event occurred on such date.

Payments and Benefits for Mr. Brian Lynch

Provision	Base Salary ($)		Bonus ($)(3)		Health Benefits ($)		Outplacement ($)	Acceleration of Equity Awards ($)(6)		Total ($)

Termination without Cause Prior to a Change in Control	1,000,000	(1)	322,750	(3)	12,509	(4)	7,300	0		1,342,559

Termination for Cause or for Good Reason Upon or Following a Change in Control	3,375,000	(2)	322,750	(3)	18,764	(5)	7,300	4,821,852	(6)	8,545,666

Change in Control — No Termination	0		0		0		0	4,226,491	(6)	4,226,491

Death or Disability	0		0		0		0	4,226,491	(6)	4,226,491

Termination for Cause	0		0		0		0	0		0

(1)	Represents an amount equal to 1 times Mr. Lynch’s base salary paid as salary continuation.

(2)	Represents an amount equal to 1.5 times the sum of Mr. Lynch’s base salary and his fiscal 2018 target bonus paid as lump sum.

(3)	Represents a pro rata portion of Mr. Lynch’s semi-annual bonus based on actual results.

(4)	Represents our payment for the cost of continuation health coverage for 12 months following his termination.

(5)	Represents our payment for the cost of continuation health coverage for 18 months following his termination.

(6)

Represents the fair market value of our common stock on August 3, 2018, less the exercise price, if applicable, multiplied by the number of shares of our common stock underlying all equity awards held by Mr. Lynch on the last day of the fiscal year that would have become vested and exercisable or for which the restrictions thereon would have lapsed had such event occurred on such date.

Ascena Retail Group, Inc.	57	2018 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments and Benefits for Mr. Gary Muto

Provision	Base Salary ($)		Bonus ($)(3)		Health Benefits ($)		Outplacement ($)	Acceleration of Equity Awards ($)(6)		Total ($)

Termination without Cause or for Good Reason Prior to a Change in Control	2,000,000	(1)	322,750	(3)	12,509	(4)	7,300	3,347,522	(6)	5,690,081

Termination for Cause or for Good Reason Upon or Following a Change in Control	4,500,000	(2)	322,750	(3)	18,764	(5)	7,300	4,603,929	(7)	9,452,743

Change in Control — No Termination	0		0		0		0	4,603,929	(7)	4,603,929

Death or Disability	0		0		0		0	4,603,929	(7)	4,603,929

Termination for Cause	0		0		0		0	0		0

(1)	Represents an amount equal to 2 times Mr. Muto’s base salary paid as salary continuation.

(2)	Represents an amount equal to 2 times the sum of Mr. Muto’s base salary and his fiscal 2018 target bonus paid as lump sum.

(3)	Represents a pro rata portion of Mr. Muto’s semi-annual bonus based on actual results.

(4)	Represents our payment for the cost of continuation health coverage for 12 months following his termination.

(5)	Represents our payment for the cost of continuation health coverage for 18 months following his termination.

(6)

Represents the vesting of the next tranche of 2017 Time-Vested Awards granted to Mr. Muto that are outstanding and unvested at the time of qualifying termination and the 2017 Performance Vested Awards granted to Mr. Muto that are outstanding and unvested at the time of any such qualifying termination, a pro rata portion of such awards will vest subject in the actual achievement of the applicable performance goals and following the certification of the goals by the Compensation Committee after the end of the applicable performance period. Such pro rata portion is calculated by multiplying the amount of the award achieved upon the satisfaction of the applicable performance goals by a fraction, the numerator of which is the number of days from the grant date until the termination date and the denominator of which is the total days within the applicable performance period

(7)

Represents the fair market value of our common stock on August 3, 2018, less the exercise price, if applicable, multiplied by the number of shares of our common stock underlying all equity awards held by Mr. Muto (including those described in note (6) above) on such date that would have become vested and exercisable or for which the restrictions thereon would have lapsed had such event occurred on such date.

Payments and Benefits for Mr. John Pershing

Provision	Base Salary ($)		Bonus ($)(3)		Health Benefits ($)		Outplacement ($)	Acceleration of Equity Awards ($)(6)		Total ($)

Termination without Cause Prior to a Change in Control	551,250	(1)	106,750	(3)	8,274	(4)	7,300	0		673,574

Termination for Cause or for Good Reason Upon or Following a Change in Control	1,447,031	(2)	322,750	(3)	12,411	(5)	7,300	264,363	(6)	2,053,855

Change in Control — No Termination	0		0		0			147,152	(6)	147,152

Death or Disability	0		0		0			147,152	(6)	147,152

Termination for Cause	0		0		0			0		0

(1)	Represents an amount equal to 1 times Mr. Pershing’s base salary paid as salary continuation.

(2)	Represents an amount equal to 1.5 times the sum of Mr. Pershing’s base salary and his fiscal 2018 target bonus paid as lump sum.

(3)	Represents a pro rata portion of Mr. Pershing’s semi-annual bonus based on actual results.

(4)	Represents our payment for the cost of continuation health coverage for 12 months following his termination.

(5)	Represents our payment for the cost of continuation health coverage for 18 months following his termination.

(6)

Represents the fair market value of our common stock on August 3, 2018, less the exercise price, if applicable, multiplied by the number of shares of our common stock underlying all equity awards held by Mr. Pershing on the last day of the fiscal year that would have become vested and exercisable or for which the restrictions thereon would have lapsed had such event occurred on such date.

Ascena Retail Group, Inc.	58	2018 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

SPECIAL EQUITY PLAN PROVISIONS UNDER CHANGE IN CONTROL

Acceleration of Equity Awards

As discussed in the Compensation Discussion and Analysis under the headings “Non-Qualified Stock Options, RSUs and PSUs under the Company’s Omnibus Incentive Plan” and “Long-Term Incentive Plans”, eligible employees, including our NEOs, may be awarded PSUs, non-qualified stock options, shares of restricted stock or RSUs that vest over a specified period of years that vary based on the type and timing of the award (unless, in the case of restricted stock and RSUs, the shares are subject to immediate vesting because the recipient satisfies the “Total Years Test”). Prior to its amendment and restatement effective December 17, 2010, the Omnibus Incentive Plan and relevant award agreements, however, provided for accelerated vesting of certain equity awards following a Change in Control of the Company or upon certain termination events, as described below. To reflect corporate governance best practices, the provisions relating to a change of control of the Company were modified pursuant to the amendment and restatement of the Omnibus Incentive Plan for awards granted on or after December 17, 2010, as set forth below.

Change in Control Provisions under the Omnibus Incentive Plan

Effective with respect to grants made under the Omnibus Incentive Plan on or after December 17, 2010, unless otherwise determined at grant, such awards will not automatically vest upon a Change in Control (i.e., a “single trigger”), but will vest upon an involuntary termination without Cause that occurs within 2 years following a Change in Control (i.e., upon a “double trigger”). Unless otherwise determined at grant, awards granted under the Omnibus Incentive Plan prior to December 17, 2010 will automatically vest upon a single trigger.

“Change in Control” is defined in the Omnibus Incentive Plan as:

✓ any person or group acquires 30% or more of the Company’s voting securities;

✓ a change in a majority of the members of the Board over any two-year (or, for any payment pursuant to an award that is triggered upon a Change in Control and that constitutes

✓  “non-qualified deferred compensation” pursuant to Section 409A of the Code (such an award a “409A Award”), one year) period unless the new directors’ election to the Board was approved by at least two-thirds (or, for any payment pursuant to a 409A Award, a majority) of the existing directors (referred to as a “change in Board composition”);

✓ a merger of the Company, unless the voting securities of the Company outstanding immediately prior to the merger continue to represent greater than 50% of the voting securities of the company or surviving entity outstanding immediately after such merger;

✓ approval by the stockholders of a plan of liquidation of the Company (this will not apply with respect to any payment pursuant to a 409A Award); or

✓ a sale of all or substantially all of the Company’s assets other than a sale to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale (or, for awards granted prior to March 3, 2010, approval of the stockholders of such sale) (referred to as an “asset sale”).

For awards granted under the Omnibus Incentive Plan prior to December 17, 2010, “Change in Control” also includes the following events:

✓ none of Messrs. Elliot S. Jaffe or David Jaffe, Ms. Roslyn Jaffe, or any of their direct lineal descendants (referred to as the “Jaffe family”), is a member of the Board; or

✓ the Jaffe family owns less than 5% of the voting securities of the Company.

Special Provisions Related to Option Awards Granted Prior to December 17, 2010

If prior to the occurrence of a Change in Control, the Compensation Committee reasonably determines, in good faith, that the stock options will be honored or assumed, or new rights substituted, then stock options granted under the Omnibus Incentive Plan prior to December 17, 2010, generally, will not be subject to accelerated vesting upon a Change in Control.

If the stock options granted under the Omnibus Incentive Plan are accelerated upon a Change in Control, the Compensation Committee, in its sole discretion, may authorize the Company or its affiliates to purchase any such accelerated options by paying the option holder the difference between the exercise price of his or her option and the higher of: (i) the highest price paid for a share of common stock in any transaction related to the Change in Control, or (ii) the highest fair market value per share of common stock at any time during the 60-day period preceding the Change in Control.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Special Provisions Related to LTIP Awards

Restricted stock awards granted under any completed LTIP cycle would immediately vest in the event that a Change in Control occurs or the recipient’s employment is terminated due to death or disability.

Special Provisions Related to Annual or Special Awards

Unless otherwise determined by the Compensation Committee at the time of grant, annual or special awards of restricted stock that have not yet vested would vest immediately upon the participant’s death, disability, achievement of the Total Years Test or a termination of the participant’s employment without Cause or for Good Reason that occurs within 24 months following a Change in Control. In addition, unless otherwise determined by the Compensation Committee at the time of grant, any portion of an award of RSUs that had not yet vested would vest immediately upon the occurrence of the participant’s death, disability, or termination on or after achievement of the Total Years Test or a Change in Control; except that, if a recipient makes a deferral election with respect to an RSU award, the foregoing accelerated vesting provisions will not apply to such award if the recipient’s termination occurs on or before the 13th month following the grant date due to achievement of the Total Years Test.

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PROPOSAL TWO — APPROVAL OF AMENDMENT NUMBER TWO TO THE ASCENA RETAIL GROUP, INC. 2016 OMNIBUS INCENTIVE PLAN, AS AMENDED

INTRODUCTION

Our stockholders are being asked to approve amendment Number Two (“Amendment”) to our 2016 Omnibus Incentive Plan (Amended and Restated effective December 10, 2015), as approved by our stockholders on December 10 2015, and as subsequently amended (referred to below as the “Omnibus Incentive Plan”). The Omnibus Incentive Plan as amended by the Amendment is referred to below as the “Amended Plan.” On October 3, 2018, our Board approved the Amendment, subject to, and to be effective upon, stockholder approval at the Annual Meeting. The amendments to the Omnibus Incentive Plan include the following key modifications:

•

Increase the aggregate share reserve. The Amendment provides for an increase in the current aggregate share reserve by 13,100,000 shares for a total share reserve of 83,600,000 shares. As of October 4, 2018, 7,090,377 shares remain available for future issuance under the Omnibus Incentive Plan. The remaining share reserve reflects the number of shares remaining after the grant of annual awards to our employees in September and October 2018 (the size of which increased over prior fiscal years due to the increasing size and complexity of our Company due to our continued growth). The remaining shares will not be sufficient for long-term incentives expected to be awarded in fiscal 2019 and future years. The Board believes that it is important that a significant portion of the compensation for our key employees, officers and directors consist of performance-based pay in order to encourage the enhancement of stockholder value by fostering long-term commitment to the benefit of our stockholders and to bolster the motivational effect of overall pay packages to attract and retain the services of key individuals essential to our long-term growth and financial success. The Board believes that the proposed increase in the share reserve is necessary to insure that a sufficient reserve of common stock remains available for issuance to allow us to continue to utilize equity incentives.

•

Limitation on Non-Employee Director Compensation. The Amendment provides for a cap on the aggregate amounts of stock-based and cash-based awards which may be granted to any non-employee member of our Board in respect of any fiscal year, solely with respect to his or her service to the Board, at $750,000. We seek to follow corporate governance best practices. As a result, we are seeking stockholder approval of award limitations for non-employee members of our Board in order to establish meaningful and appropriate guidelines regarding their compensation.

We anticipate filing a Registration Statement on Form S-8 with the SEC to register the additional amount of new shares of our Common Stock to be included in the aggregate share reserve under the Amendment, effective upon and subject to stockholder approval of the Amendment, as soon as practicable following such stockholders’ approval of the Amendment.

The Omnibus Incentive Plan includes key provisions designed to protect stockholder interests, promote effective corporate governance and reflect use of corporate governance best practices including, but not limited to, the following:

•	No Discounted Options. Stock options may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•

No Repricing of Under-water Options. The terms of the Stock Incentive Plan do not allow for the repricing of “under-water” stock options, including the cancellation and reissuance of new options in exchange for stock options whose strike price is above the then-current fair value of the Company’s stock.

•

No Cash Buyout without Stockholder Approval. No cash buyouts of outstanding stock options are permitted under the Stock Incentive Plan where the option strike price exceeds the then-current fair value of the Company’s stock.

•	No Automatic Vesting on a Change in Control. The terms of the Stock Incentive Plan do not allow for automatic vesting on a change in control for awards granted on or after December 17, 2010.

•

No Share Recycling for Net Exercises or Tax Withholding. Shares surrendered or withheld to pay either the exercise price of an award or to withhold taxes in respect of an award do not become available for issuance as future awards under the Stock Incentive Plan.

•	No Evergreen Provision. There is no “evergreen” or automatic replenishment provision pursuant to which the shares authorized for issuance under the Stock Incentive Plan are automatically replenished.

•	No Automatic Grants. The Omnibus Incentive Plan does not provide for automatic grants to any participant.

The Board of Director recommends that our stockholders approve the Amendment. If the requisite stockholder approval of the Amendment is not obtained, the provisions relating to the increase in the aggregate share reserve and the request changes will not take effect. If such approval is

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PROPOSAL TWO — APPROVAL OF AMENDMENT NUMBER TWO TO THE ASCENA RETAIL GROUP, INC. 2016 OMNIBUS INCENTIVE PLAN

not obtained, we may continue to grant awards under the Omnibus Incentive Plan in accordance with the current share reserve and the current terms under the Omnibus Incentive Plan.

Securities Authorized for Issuance under Equity Compensation Plans

The following tables provide information about shares of our common stock that may be issued upon the exercise of awards under all of our existing equity compensation plans as of August 4, 2018.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)[1]
Equity compensation plans approved by Company stockholders	19,307,945	8.97	9,789,708
Equity compensation plans not approved by Company stockholders	—	—	—
Total	19,307,945	8.97	9,789,708

(1)

All of the securities remaining available for future issuance set forth in column (c) may be in the form of options, restricted stock, restricted stock units, performance awards or other stock-based awards under the plan.

Summary of the Omnibus Incentive Plan (as amended by the Amendment)

The following is a brief summary of the principal provisions of the Amended Plan, and is qualified in its entirety by reference to the Amendment, a copy of which is included in this proxy statement as Annex A, and by the Omnibus Incentive Plan, which was included as Annex A to the Company’s proxy statement filed in connection with the 2015 annual meeting of stockholders.

General

The Amendment provides that all employees, consultants and non-employee directors of the Company or its affiliates may be granted the following types of awards: options to acquire shares of the Company’s common stock; shares of restricted stock; other stock-based awards; or performance-based cash awards. Eligibility for awards under the Amended Plan is determined by the Compensation Committee, in its sole discretion.

The purpose of the Amended Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible participants awards, thereby linking stockholder and eligible participants’ interests and creating a means to raise the level of stock ownership by such individuals. The awards are intended to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. Our Board believes that awards provide performance incentives to eligible participants to the benefit of the Company and its stockholders.

Available Shares

The total number of shares of common stock that may be subject to awards under the Amended Plan will not exceed 86,600,000 shares. Such number of shares is subject to adjustment by the Compensation Committee in the event of a recapitalization, stock split, stock dividend or similar corporate transaction. Such shares may be either authorized or unissued shares or shares held in treasury. The closing market price of a share of our common stock reported on the Nasdaq Global Stock Market on October 12, 2018 was $4.52 per share.

Any shares of restricted stock or other stock-based awards that are not based solely on stock appreciation following the grant date above the fair market value of the common stock on the date of grant (referred to by us as “full share awards”) are counted against this limit as 2.3 shares for every share granted. In general, if options or any other stock-based awards that are not full share awards are canceled for any reason, or expire or terminate unexpired, the shares covered by such awards again become available for grant. If a share of restricted stock or another stock-based award that is a full share award is forfeited for any reason, 2.3 shares will again become available for grant.

The number of shares of common stock available for awards under the Amended Plan will be reduced by the total number of exercisable awards exercised (regardless of whether the shares of common stock underlying such awards are not actually issued as the result of net settlement), and

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PROPOSAL TWO — APPROVAL OF AMENDMENT NUMBER TWO TO THE ASCENA RETAIL GROUP, INC. 2016 OMNIBUS INCENTIVE PLAN

any shares of common stock used to pay any exercise price or tax withholding obligation with respect to any award. In addition, the Company may not use the cash proceeds it receives from the exercise of an exercisable award to repurchase shares of common stock on the open market for reuse under the Amended Plan.

Administration

The Amended Plan is administered by a committee (referred to as the “plan committee”), which with regard to employees and consultants is comprised of not less than two individuals appointed by our Board, each of whom is an “independent director” as defined under Nasdaq Listing Rule 5605(a)(2) and at least two of whom are “non-employee directors” to the extent required by Rule 16b-3 of the Exchange Act and “outside directors” to the extent required by Section 162(m) of the Code (with respect to awards made prior to the effective date of the TCJA). The Compensation Committee, which meets these requirements, currently serves as the plan committee with regard to employees and consultants. The current members of the Compensation Committee are Carl Rubin, Carrie W. Teffner and Linda Yaccarino. Our Board serves as the plan committee with respect to the application of the Amended Plan to non-employee directors. The plan committee may make such rules and regulations and establish such procedures for the administration of the Amended Plan as it deems advisable.

A member of the Compensation Committee who does not meet the “non-employee director” standard within the meaning of Rule 16b-3 of the Exchange Act or, to the extent applicable, the “outside director” standard within the meaning of Section 162(m) of the Code (as in effect prior to the enactment of the TCJA) is required to abstain from the actions of the Compensation Committee, as the Compensation Committee may determine, in order to comply with Rule 16b-3 of the Exchange Act or, to the extent applicable, Section 162(m) of the Code (as in effect prior to the enactment of the TCJA). The Compensation Committee may also establish a subcommittee of the Compensation Committee that is intended to qualify as a committee consisting solely of two or more “non-employee directors” or, to the extent applicable, “outside directors,” and may delegate to such subcommittee all approvals, certifications and administrative and other determinations with respect to compensation intended to be exempt under Rule 16b-3 of the Exchange Act and/or intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent applicable.

Eligibility

The plan committee may grant awards under the Amended Plan to eligible participants, including employees, certain prospective employees, consultants and non-employee directors. The Company estimates that as of October 17, 2018, there are approximately 3,500 eligible employees, no consultants and 10 non-employee directors who are eligible to participate in the Amended Plan.

Individual Award Limits

The plan committee has the discretion, in accordance with the provisions of the Amended Plan, to determine the terms of the award, to whom an award is granted and the number of shares of stock, subject to a maximum grant to an eligible participant in any calendar year of 800,000 option shares and, solely with respect to restricted stock and other stock-based awards intended to be “performance-based” compensation under Section 162(m) of the Code, 800,000 shares (in each case, subject to customary adjustments as provided in the Amended Plan), with any unused portion of the limitation available to be carried forward. In addition, for a performance period that is equal to 12 months or less, the Amended Plan provides that the aggregate amount of performance-based compensation to be paid to any one participant in respect of any 12-month period may not exceed $10,000,000 (as may be adjusted proportionately for a performance period that is shorter than 12 months). For a performance period that is longer than 12 months but not loner than 36 months, the Amended Plan provides that the aggregate amount of performance-based compensation to be paid to any one participant in respect of any 36-month period will not exceed $20,000,000 (as may be adjusted proportionately for any performance period that is shorter than 36 months). For non-employee members of our Board, the Amended Plan provides that the aggregate value of stock-based Awards and cash-based compensation granted to any such director in respect of any fiscal year of the Company solely with respect to his or her service as a non-employee director, may not exceed $750,000.

Awards under the Amended Plan

Stock Options. An option granted under the Amended Plan may be an incentive stock option (an “ISO”) (which may be made solely to an eligible employee of the Company, its subsidiaries or its parent (if any)) or a non-qualified stock option (a “Non-ISO”) (which may be made to any participant), as determined at the time of grant. In certain circumstances, the grant of Non-ISOs, as opposed to ISOs, can result in federal income tax advantages to the Company, as described below.

The exercise price for options may not be less than the fair market value of the stock on the date of the grant of the options. The Amended Plan provides that optionees may pay the exercise price: in cash; by delivery to the Company of shares of the Company’s common stock owned by

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PROPOSAL TWO — APPROVAL OF AMENDMENT NUMBER TWO TO THE ASCENA RETAIL GROUP, INC. 2016 OMNIBUS INCENTIVE PLAN

the participant; solely to the extent permitted by law and authorized by the plan committee, through the delivery of irrevocable instructions to a broker reasonably acceptable to the plan committee to promptly deliver to us an amount equal to the purchase price; on such other terms and conditions as may be acceptable to the plan committee (which may include a reduction in the number of shares of stock issuable upon exercise); or any combination of the foregoing.

An option may not be exercised later than the date specified by the plan committee, which was a maximum of 10 years from the date of the grant for options granted prior to December 11, 2012 and a maximum of 7 years from the date of the grant for options granted on and after December 11, 2012 (five years from the date of the grant in the case of an ISO granted to any employee that owns 10% or more of the total combined voting power of all classes of stock of the Company, its subsidiaries or its parent). Unless otherwise specified in an award agreement, an option may be exercised only during the participant’s employment, consultancy or directorship or within one month after termination; provided, however, if such termination occurs as a result of (a) death or total and permanent disability or (b) retirement at age 60 or 65 (depending on the participant’s number of years of service), then such one-month period is extended to six months or three months, respectively. Notwithstanding the foregoing, in the event of a termination of employment for Cause (as defined in the Amended Plan) or a voluntary termination within 90 days after the occurrence of an event which would be grounds for a termination for Cause, any stock option held by the participant at the time of occurrence of the event which would be grounds for a termination for Cause, will immediately terminate and expire.

Options granted on or after September 21, 2011 are subject to a minimum three-year vesting schedule, except that unvested options may become vested earlier than under the three-year schedule upon a participant’s death, disability, retirement, or termination (as more particularly described in the Amended Plan) or upon a Change in Control, in each case, to the extent provided by the plan committee. Awards with respect to up to 5% of the total number of shares reserved for awards under the Amended Plan (referred to as the allowable basket) may be granted to any participant without regard to any limit on accelerated vesting.

Restricted Stock. The plan committee may award “restricted” shares of the Company’s common stock, which are grants of common stock that are subject to risk of forfeiture or other restrictions. Upon the award of restricted stock, the participant generally has the rights of a stockholder with respect to the right to receive dividends and the right to vote the shares. Unless the plan committee specifies otherwise at the time of the award, the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period. Participants who receive restricted stock are required to enter into a restricted stock agreement with the Company, which sets forth the restrictions to which the shares are subject, including, as applicable, the date or dates on which such restrictions will lapse or any performance criteria to be met for such restrictions to lapse. Awards of restricted stock may or may not be performance based.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the plan committee will establish for each participant the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain. Unless otherwise determined by the plan committee on the date of grant, upon a participant’s termination all unvested restricted stock will be forfeited.

Subject to the allowable basket, shares of restricted stock granted on or after September 21, 2011 are subject to a minimum two-year vesting schedule, except that unvested shares may become vested earlier than under the two-year schedule upon a participant’s death, disability, retirement, or termination (as more particularly described in the Amended Plan) or upon a Change in Control, in each case, to the extent provided by the plan committee.

Other Stock-Based Awards. The plan committee may, subject to applicable legal limits, make a grant of other stock-based awards. The plan committee determines the terms and conditions of any such other stock-based awards, which may include the achievement of certain minimum performance criteria for purposes of compliance with a minimum vesting period. The performance goals for performance-based other stock-based awards may be based on the attainment of performance goals. The exercise price for any exercisable other stock-based award that is not a full share award may not be less than the fair market value of the common stock on the date of grant and such award may not be exercised later than the date specified by the plan committee, which will be a maximum of 7 years from the date of grant.

Subject to the allowable basket, other stock-based awards consisting of restricted stock units granted on or after September 21, 2011 are subject to a minimum two-year vesting schedule, except that unvested awards may become vested earlier than under the two-year schedule upon a participant’s death, disability, retirement, or termination (as more particularly described in the Amended Plan) or upon a Change in Control, in each case, to the extent provided by the plan committee.

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PROPOSAL TWO — APPROVAL OF AMENDMENT NUMBER TWO TO THE ASCENA RETAIL GROUP, INC. 2016 OMNIBUS INCENTIVE PLAN

Performance-Based Cash Awards. The plan committee may grant performance-based cash awards, which are awards denominated and settled in cash. In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described below relative to the performance of other corporations.

Performance Goals

As noted above, performance-based awards granted under the Amended Plan will be granted or vest based on attainment of specified performance goals established by the plan committee. These awards will be made in the form of a restricted stock award, other stock-based award or performance-based cash award. The performance goals relating to such awards will be based on one or more of the following criteria selected by the plan committee:

•	enterprise value or value creation targets;

•	after-tax or pre-tax profits;

•	operational cash flow;

•

reduction of, or limiting the level of increase in all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company;

•	earnings per share or earnings per share from continuing operations;

•	net sales, comparable store sales, revenues, operating income, net income or earnings before income tax or other exclusions;

•	return on capital employed or return on investment (including, without limitation, return on invested capital or return on committed capital);

•	after-tax or pre-tax return on shareholder equity;

•	market share;

•	the fair market value of the shares of the Company’s common stock;

•	the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends;

•	limiting the level of or increase in, all or a portion of controllable expenses or costs or other expenses or costs; or

•	economic value added targets based on a cash flow return on investment formula.

Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar type of events or circumstances.

Change in Control

Unless otherwise determined by the plan committee at grant, in the event of a Change in Control (as defined in the Amended Plan, which definition can be found on page 59 of this proxy statement):

•

Awards granted prior to December 17, 2010 will vest upon a Change in Control. However, unless the plan committee provides otherwise at the time an exercisable award is granted, no acceleration of exercisability will occur with respect to such exercisable award if the plan committee reasonably determines in good faith, prior to the occurrence of such transaction, that the exercisable award will be honored or assumed, or new rights substituted.

•

Awards granted on or after December 17, 2010 will not vest upon a Change in Control unless the plan committee provides otherwise. In addition, in the discretion of the plan committee, such awards may be assumed and continued or substituted in accordance with applicable law, purchased by us for an amount equal to the excess over the exercise price of such award of the higher of the highest price of the common stock paid in a Change in Control or the highest fair market value per share of the common stock at any time during the 60 day period preceding the Change in Control (in either case, such purchase price not to exceed the fair market value of the common stock at the time of purchase), or cancelled if the price of the common stock paid in a Change in Control is less than the exercise price of the award. The plan committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

•

Notwithstanding the prior bullet, awards granted on or after December 17, 2010 will vest upon a participant’s involuntary termination without Cause that occurs within 2 years following a Change in Control.

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PROPOSAL TWO — APPROVAL OF AMENDMENT NUMBER TWO TO THE ASCENA RETAIL GROUP, INC. 2016 OMNIBUS INCENTIVE PLAN

In the event of a merger or consolidation in which the Company is not the surviving corporation or in the event of a transaction that results in the acquisition of all or substantially all of the Company’s common stock or assets, the plan committee may elect to terminate all outstanding exercisable awards granted under the Amended Plan, provided that during the period from notification of such termination to the date of consummation of the relevant transaction (which must be at least 20 days) each participant shall have the right to exercise all of his or her exercisable awards in full (without regard to any restrictions on exercisability), contingent on the consummation of such transaction.

Miscellaneous

Awards granted under the Amended Plan generally are not transferable, except that the plan committee may, in its sole discretion and subject to certain limitations, permit the transfer of Non-ISOs at the time of grant or thereafter to certain “family members” of the participant.

No awards may be granted under the Amended Plan after the tenth anniversary of the date the Omnibus Incentive Plan was adopted by the Board. Awards granted prior to such date, however, may extend beyond such date and the provisions of the Amended Plan will continue to apply thereto.

Our Board may from time to time amend, suspend or terminate the Amended Plan except that the rights of a participant with respect to an award granted prior to such amendment, suspension or termination may not be impaired without the participant’s consent and, without stockholder approval, no amendment may be made which increases the aggregate number of shares that may be issued under the Amended Plan, increases the maximum individual limitations, changes the classification of individuals eligible to receive awards, extends the maximum option, amends the Amended Plan or an outstanding award to reduce the exercise price of an exercisable award or cancel out-of-the-money outstanding exercisable awards in exchange for cash, other awards or exercisable awards with an exercise price that is less than the exercise price of the original exercisable award or otherwise requires stockholder approval. Our Board may amend the Amended Plan or any award agreement at any time without a participant’s consent to comply with applicable law, including Code Section 409A.

United States Federal Income Tax Consequences

The following discussion of the principal U.S. federal income tax consequences with respect to stock options granted under the Amended Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. The discussion is limited to the U.S. federal income tax consequences (state, local and other tax consequences are not addressed below) to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable.

The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of common stock.

Incentive Stock Options. The grant or exercise of an ISO generally has no income tax consequences for the optionee or the Company. No taxable income results to the optionee upon the grant or exercise of an ISO. However, the amount by which the fair market value of the stock acquired pursuant to the exercise of an ISO exceeds the exercise price is an adjustment item and will be considered income for purposes of alternative minimum tax.

The aggregate fair market value of common stock (determined at the time of grant) with respect to which ISOs can be exercisable for the first time by an optionee during any calendar year cannot exceed $100,000. Any excess will be treated as a non-qualified stock option.

The sale of common stock received pursuant to the exercise of an option that satisfied all of the ISO requirements, as well as the holding period requirement described below, will result in a long-term capital gain or loss equal to the difference between the amount realized on the sale and the exercise price. To receive ISO treatment, an optionee must be an employee of the Company (or certain affiliates) at all times during the period beginning on the date of the grant of the ISO and ending on the day three months before the date of exercise, and the optionee must not dispose of the common stock purchased pursuant to the exercise of an option either (i) within two years from the date the ISO was granted, or (ii) within one year from the date of exercise of the ISO. Any gain or loss realized upon a subsequent disposition of the shares will be treated as a long-term capital gain or loss to the optionee (depending on the applicable holding period). The Company will not be entitled to a tax deduction upon such exercise of an ISO, or upon a subsequent disposition of the shares, unless such disposition occurs prior to the expiration of the holding period described above.

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PROPOSAL TWO — APPROVAL OF AMENDMENT NUMBER TWO TO THE ASCENA RETAIL GROUP, INC. 2016 OMNIBUS INCENTIVE PLAN

In general, if the optionee does not satisfy the foregoing holding periods, any gain (in an amount equal to the lesser of the fair market value of the common stock on the date of exercise (or, with respect to officers subject to Section 16(b) of the Exchange Act, the date that sale of such common stock would not create liability, referred to as Section 16(b) liability, under Section 16(b) of the Exchange Act) minus the exercise price, or the amount realized on the disposition minus the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of the holding periods described above, subject to the limitations under Code Sections 162(m) and 280G (as described below), the Company is generally entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).

Non-Qualified Stock Options. In general, an optionee will realize no taxable income upon the grant of a Non-ISO and the Company will not receive a deduction at the time of such grant unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a Non-ISO, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short- term or long-term capital gain or loss depending upon his or her holding period for the stock. Subject to the limitations under Code Sections 162(m) and 280G, the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

Section 16(b). Any of our officers and directors subject to Section 16(b) of the Exchange Act may be subject to Section 16(b) liability with regard to both ISOs and Non-ISOs as a result of special tax rules regarding the income tax consequences concerning their stock options.

Code Section 162(m). In general, Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in its taxable year to the extent that such compensation exceeds $1,000,000. “Covered employees” are a company’s chief executive officer and the chief financial officer at any time during the taxable year and certain former and current executive officers of the company, including certain individuals whose compensation is or was required to be reported to stockholders in the Company’s proxy statement under the Exchange Act.

Parachute Payments. In the event that the payment or vesting of any award under the Amended Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)) and such payment of an award, either alone or together with any other payments made to certain participants, constitute parachute payments under Code Section 280G, then subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.

Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the Amended Plan are anticipated to be exempt from the requirements of Code Section 409A, awards that are not exempt are intended to comply with Code Section 409A.

New Plan Benefits

The benefits that will be awarded or paid under the Amended Plan are not currently determinable. Awards granted under the Amended Plan are within the discretion of the Board or compensation committee, and neither the Board or compensation committee has determined future awards or who might receive them.

Vote Required

This proposed amendment of the Omnibus Incentive Plan will be approved if the votes cast in favor of the proposal exceed the votes cast in opposition of the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

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PROPOSAL THREE — RESOLUTION ON EXECUTIVE COMPENSATION

SUMMARY OF THE ADVISORY RESOLUTION

The Company seeks your advisory vote on the compensation programs of our NEOs for fiscal 2018 pursuant to Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the related SEC rules promulgated thereunder) (commonly referred to as “Say-on-Pay”). The Company asks that you support the compensation of our NEOs as disclosed in the Compensation Discussion and Analysis section and the accompanying tables contained in this proxy statement starting on page 22.

Our compensation program for executives including our NEOs is designed to attract and retain quality leaders with an emphasis on pay-for-performance and creating long-term sustainable and profitable growth. Our compensation elements seek to balance all aspects of an executive’s responsibilities: base salary for day-to-day responsibilities; cash incentive bonus for shorter-term returns linked to semi-annual Company performance; and equity awards for aligning the executives’ focus with stockholder value and the long-term, future performance of the Company.

As noted above, at our 2017 Annual Meeting of Stockholders, our stockholders were presented with an advisory vote seeking approval of our fiscal 2017 NEOs executive compensation program, commonly known as the “say-on-pay” proposal. Our 2013 and 2014 say-on-pay proposals were overwhelmingly supported by stockholders with a favorable vote of over 92% of votes cast each year. At our 2015 Annual Meeting, approximately 57% of the votes cast were in favor of our executive compensation program as disclosed in our proxy statement for fiscal 2015, which included favorable votes from three of our top five largest investors (representing over 21.1% of shares outstanding). While fiscal 2015 say-on-pay results reflect continued majority support of our program, this level of support was a significant decline from the prior year’s advisory vote. As a result of the changes made to our compensation practices and stockholder engagement, our 2016 say-on-pay proposal was overwhelmingly supported by stockholders with a favorable vote of over 98% of votes cast. At our 2017 Annual Meeting, the Company continued to receive significant favorable stockholder support of its compensation program with a favorable vote in excess of 91% of votes cast. As noted above, we believe we have addressed many of the topics previously raised by our stockholders and continue to welcome feedback to assist in ongoing evaluations of our compensation and governance practices.

To ensure a pay-for-performance culture and strong alignment between our executive compensation programs and shareholder interests, the Compensation Committee approved a series of key tenets of our programs. These key features are detailed in the Compensation Discussion & Analysis under “What We Do” and “What We Don’t Do”. These program principles promote best practices, transparency and accountability regarding executive compensation program. The Compensation Committee continuously reviews industry practices, receives independent consultation and ensures the programs adhere to these key features.

The Company believes that the compensation paid to its NEOs for fiscal 2018 is appropriate and in line with the Company’s goals of creating long-term sustainable and profitable growth and aligning the interests of our NEOs with the interests of our stockholders.

The vote on this resolution is not intended to address any specific elements of compensation, rather, the vote relates to the overall compensation of the NEOs as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, the Board or the Compensation Committee. However, to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Accordingly, the Board recommends that the stockholders approve the following advisory resolution:

RESOLVED, that the compensation paid to the Company’s NEOs for fiscal 2018, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

Vote Required

The say-on-pay proposal will be approved, by non-binding advisory vote, if the votes cast in favor of the proposal exceed the votes cast in opposition of the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

Ascena Retail Group, Inc.	68	2018 Proxy Statement

PROPOSAL FOUR — APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

The Leadership and Corporate Governance Committee conducted a review of the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Existing Certificate”), to determine whether any provisions should be amended in light of current law or market practices. After careful consideration and review of the Existing Certificate, the Board, based on the recommendation of the Leadership and Corporate Governance Committee, determined that it is advisable and in the best interests of the Company and its stockholders to amend and restate the Existing Certificate to incorporate the changes described below. We refer to the Existing Certificate with the proposed amendments described below as the “Restated Certificate.” If the proposal to approve the Restated Certificate is approved by the requisite vote of the Company’s stockholders, we intend to file the Restated Certificate with the Secretary of State of the State of Delaware promptly after the Annual Meeting, at which time it will be effective immediately.

Proposed Changes to the Existing Certificate

The Board, based on the recommendation of the Leadership and Corporate Governance Committee, adopted resolutions approving and declaring advisable, and recommending that the Company’s stockholders approve, the Restated Certificate, as more fully reflected on Annex B (the text of which is subject to revision for such changes as may be required by the Secretary of State of the State of Delaware or other changes consistent with this Proposal Four that we deem necessary or appropriate). The proposed changes to the Existing Certificate are intended to combine into one document a prior amendment and make the change described below.

Section 11(c) of the Existing Certificate provides that members of the Board may be removed from office only (1) for cause, by the remaining directors, or (2) with or without cause, by stockholder action, at a meeting of stockholders called for that purpose, by vote of at least 80 percent of the shares of capital stock then entitled to vote at an election of directors. Section 11(c) of the Restated Certificate amends Section 11(c) of the Existing Certificate to delete the language referring to directors having the ability to remove other directors from the board of directors for cause.

Reasons and Effect of the Proposed Changes

Under Section 141(k) of the Delaware General Corporation Law (“DGCL”), directors are not authorized to remove other directors from the board of directors; such power is reserved for the stockholders of the Company. We are seeking to amend Section 11(c) of the Existing Certificate to delete the language referring to directors having the ability to remove other directors from the board of directors for cause to conform with the DGCL. This amendment would not affect the right of the Company’s stockholders to remove directors as currently set forth in the Existing Certificate.

Vote Required

This proposal to amend and restate the Existing Certificate will be approved if the holders of at least 80% of the outstanding shares of common stock entitled to vote at the Annual Meeting vote in favor of the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

Ascena Retail Group, Inc.	69	2018 Proxy Statement

PROPOSAL FIVE — RATIFICATION OF THE ENGAGEMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP (“Deloitte & Touche”) to provide audit services to us and our subsidiaries for the fiscal year ending August 3, 2019. The stockholders are being requested to ratify such selection at the Annual Meeting. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and make any statements he or she deem necessary and to respond to appropriate stockholder questions.

Vote Required

Although this appointment is not required to be submitted to a vote of the stockholders, the Audit Committee believes it is appropriate as a matter of policy to request that the stockholders ratify the appointment. Assuming a quorum is present, the appointment of Deloitte & Touche as our Independent Registered Public Accounting Firm for the fiscal year ending August 3, 2019 will be ratified if the votes cast in favor of ratification exceed the votes cast in opposition to ratification, present in person or represented by proxy at the Annual Meeting. If the stockholders do not ratify the appointment, the Audit Committee will consider the selection of another independent registered public accounting firm.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING AUGUST 3, 2019.

INFORMATION REGARDING THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee selected Deloitte & Touche as auditors with respect to the financial statements of the Company for the fiscal year ending August 3, 2019.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table shows the fees billed by Deloitte & Touche for the past two fiscal years for audit and other related fees:

	Fiscal 2018	Fiscal 2017

Audit Fees(1)	$4,305,000	$4,905,150

Audit-Related Fees(2)	$217,062	$207,643

Tax Fees(3)	$263,349	$258,429

All Other Fees(4)	$225,115	$511,232

Total Fees	$5,010,526	$5,882,454

(1)

Fees for audit services billed in fiscal 2018 and fiscal 2017 consist of the annual audit of the Company’s consolidated financial statements, interim reviews of the quarterly consolidated financial statements and auditing the Company’s internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)

Audit-related fees consist principally of services performed in connection with registration statements filed with the SEC, statutory audits, and assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements.

(3)	Tax fees includes fees for professional services provided related to tax compliance, including federal, state and local taxes, tax planning and advisory services.

(4)	All other fees consist of permitted services other than those that meet the criteria above and include primarily consulting and advisory services provided by Deloitte Consulting, LLP.

The Audit Committee has established a policy concerning the pre-approval of the audit and non-audit services to be provided by the independent registered public accounting firm to the Company. The policy requires that all services to be performed by Deloitte & Touche, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee. Specific services provided by the independent registered public accounting firm are regularly reviewed in accordance with the pre-approval policy. At subsequent

Ascena Retail Group, Inc.	70	2018 Proxy Statement

PROPOSAL FIVE — RATIFICATION OF THE ENGAGEMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee meetings, the Audit Committee receives updates on services being provided by the independent registered public accounting firm, and management may present additional services for approval. The procedures permit limited amounts of services to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee.

During fiscal 2018, the Audit Committee pre-approved all of the services provided by the auditors. The Audit Committee considered whether the provision of non-audit services is permitted under applicable laws and regulations and is compatible with maintaining the independence of Deloitte & Touche.

Ascena Retail Group, Inc.	71	2018 Proxy Statement

AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and will not be deemed to be filed with the SEC under the Securities Act or the Exchange Act or incorporated by reference into any document so filed except to the extent that the Company specifically incorporates this Audit Committee Report by reference therein.

The Audit Committee oversees our accounting and financial reporting, internal controls and audit processes on behalf of the Board and is directly responsible for the compensation, appointment and oversight of our independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal control over financial reporting, and reports to the Audit Committee on any deficiencies found. Our independent registered public accounting firm, Deloitte & Touche, is responsible for auditing our consolidated financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles, as well as examining and reporting on the effectiveness of our internal controls over financial reporting. Under its written charter, our Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, has direct access to our independent registered public accounting firm as well as any of our employees, and has the ability to retain, at our expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

The Audit Committee reviewed and discussed the overall scope, plan and results of the audit and the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended August 4, 2018 with management, our Internal Audit Department and Deloitte & Touche. The discussions included a review of the selection and application of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the Company’s financial statements and any matters that are required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee has received from Deloitte & Touche the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and discussed with Deloitte & Touche their independence from management and the Company. We have received written confirmation from Deloitte & Touche of their independence within the meaning of the Securities Act and the requirements of PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The Audit Committee has also considered whether the provision of non-audit services by Deloitte & Touche is compatible with maintaining their independence, and has satisfied itself with respect to Deloitte & Touche’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended August 4, 2018 for filing with the SEC.

This report is provided by the following directors, who constitute the fiscal 2018 Audit Committee, other than Randy L. Pearce, who retired from the Board and as a member of the Audit Committee on October 4, 2018.

Audit Committee:

Kate Buggeln

Stacey Rauch

Carl Rubin

Ascena Retail Group, Inc.	72	2018 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of October 17, 2018 (unless otherwise noted) by each of our directors, each of our named executive officers, all of our directors and executive officers as a group, and each person who is known by us to beneficially own more than 5% of our common stock.

Unless otherwise indicated, beneficial ownership is direct, the person indicated has sole voting and investment power, and the address of each beneficial owner listed below is c/o Ascena Retail Group, Inc., 933 MacArthur Boulevard, Mahwah, New Jersey 07430.

Name of Beneficial Owner:	Number of Shares of Common Stock Beneficially Owned	Percent of Class(1)

Directors and Named Executive Officers:

David Jaffe(2)	15,284,593	7.61%

Katie J. Bayne(3)	72,406	*

Kate Buggeln(4)	152,847	*

Marc Lasry(5)	54,849	*

Steven L. Kirshenbaum(6)	70,345	*

Kay Krill(7)	150,186	*

Stacey Rauch(8)	69,817	*

Carl Rubin(9)	65,345	*

Carrie W. Teffner	—	*

John L. Welborn, Jr.	—	*

Linda Yaccarino(10)	49,851	*

Robb Giammatteo(11)	138,708	*

Brian Lynch(12)	452,132	*

Gary Muto(13)	715,106	*

John Pershing(14)	295,242	*

All current Directors and Executive Officers as a group (consisting of 17 persons)(15)	17,767,117	8.79%

Other Beneficial Owners

BlackRock Inc.(16)	22,179,752	11.24%

Stadium Capital Management, LLC(17)	19,231,162	9.74%

GGC Public Equities Opportunities Investments, LLC(18)	17,468,570	8.85%

The Vanguard Group(19)	15,897,736	8.05%

Dimensional Fund Advisors LP(20)	13,394,707	6.79%

Elise Jaffe(21)	10,350,588	5.24%

*	Represents less than 1% of class

(1)	Based on 197,382,906 shares of common stock outstanding as of October 17, 2018.

(2)	Consists of 11,744,710 shares owned directly by David Jaffe, and 3,539,883 shares covered by options exercisable within 60 days of October 17, 2018.

(3)	Consists of 72,406 shares owned directly by Katie J. Bayne.

(4)	Consists of 82,845 shares owned directly by Kate Buggeln, and 70,002 shares covered by options exercisable within 60 days of October 17, 2018.

Ascena Retail Group, Inc.	73	2018 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

(5)	Consists of 54,849 shares owned directly by Marc Lasry.

(6)	Consists of 70,345 shares owned directly by Steven L. Kirshenbaum.

(7)	Consists of 150,186 shares owned directly by Kay Krill.

(8)	Consists of 69,817 shares owned directly by Stacey Rauch.

(9)	Consists of 65,345 shares owned directly by Carl Rubin.

(10)	Consists of 49,851 shares owned directly by Linda Yaccarino.

(11)	Consists of 34,783 shares owned directly by Robb Giammatteo, and 103,925 shares covered by options exercisable within 60 days of October 17, 2018.

(12)	Consists of 104,550 shares owned directly by Brian Lynch, and 347,582 shares covered by options exercisable within 60 days of October 17, 2018.

(13)	Consists of 241,233 shares owned directly by Gary Muto, and 473,873 shares covered by options exercisable within 60 days of October 17, 2018.

(14)	Consists of 97,910 shares owned directly by John Pershing, and 197,332 shares covered by options exercisable within 60 days of October 17, 2018.

(15)

Reflects the information above, as well as information regarding our unnamed Executives Officers, and includes 4,821,497 shares covered by options exercisable by our Directors and Executive Officers within 60 days of October 17, 2018.

(16)

Based solely on information set forth in Schedule 13G/A filed with the SEC on January 19, 2018 by BlackRock, Inc. which indicated that BlackRock, Inc. has sole voting power over 21,687,018 shares and sole dispositive power over 22,179,752 shares. The principal office of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(17)

Based solely on information set forth in Schedule 13D/A filed with the SEC on May 17, 2018 by Stadium Capital Management, LLC, Stadium Capital Management GP, L.P., Alexander M. Seaver, Bradley R. Kent and Stadium Capital Partners, L.P. (collectively, the “Stadium Reporting Persons”) which indicated that the Stadium Reporting Persons have shared voting and dispositive power over 19,231,162 shares. The principal office of the Stadium Reporting Persons is 199 Elm Street, New Canaan, CT 06840-5321.

(18)

Based solely on information set forth in Schedule 13D filed with the SEC on October 8, 2015 by GGC Public Equities Opportunities Investments, LLC, GGC Public Equities Opportunities, L.P., GGC Public Equities Opportunities Blocker Corporation, Ltd., Golden Gate Capital Opportunity Fund, L.P., Golden Gate Capital Opportunity Fund-A, L.P., GGCOF Co-Invest, L.P., GGCOF Co-Invest Management, L.P., GGC Opportunity Fund Management, L.P., GGC Opportunity Fund Management GP, Ltd. and GGCOF Management, LLC (collectively, the “GGC Reporting Persons”) which indicated that the GGC Reporting Persons have shared voting power and shared dispositive power over 17,468,570 shares. The principal office of each of the GGC Reporting Persons is c/o Golden Gate Capital, One Embarcadero Center, 39th Floor, San Francisco, California 94111.

(19)

Based solely on information set forth in Schedule 13G/A filed with the SEC on February 12, 2018 by The Vanguard Group, which indicated that The Vanguard Group has sole voting power over 184,661 shares, of which 7,663 is shared voting power, shared dispositive power over 183,731 shares and sole dispositive power over 15,714,005 shares. The principal office of The Vanguard Group is 100 Vanguard Blvd. Malvern, PA 19355.

(20)

Based solely on information set forth in Schedule 13G/A filed with the SEC on February 9, 2018 by Dimensional Fund Advisors LP which indicated that Dimensional Fund Advisors LP has sole voting power over 12,868,712 shares and sole dispositive power over 13,394,707 shares. The principal office of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, TX 78746.

(21)	Consists of 10,105,754 shares owned directly by Elise Jaffe, and 244,834 shares covered by options exercisable within 60 days of October 17, 2018.

Ascena Retail Group, Inc.	74	2018 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our executive officers and directors are required under the Exchange Act to file reports of ownership of common stock of the Company with the SEC. Copies of those reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 2018 the executive officers and directors of the Company timely complied with all applicable filing requirements.

Ascena Retail Group, Inc.	75	2018 Proxy Statement

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS; RELATED PARTY TRANSACTIONS

In September 2007, the Board adopted a written policy for the review and approval or ratification of any transaction with a related person, which applies to related person transactions after the adoption date of the policy. Under this policy, related persons include our directors and executive officers and beneficial owners who are known to control over five percent of our common stock, as well as the immediate family members of any of the foregoing. The policy generally defines a related person transaction as one or a series of similar transactions, arrangements or relationships in which: (i) the Company was, is or will be a participant; (ii) a related person has a direct or indirect material interest; and (iii) the amount involved exceeds or is expected to exceed $120,000 (determined without regard to the amount of profit or loss involved in the transaction). The policy does not cover arrangements available on the same basis to all employees generally or employment or compensation arrangements for our executive officers or director compensation arrangements.

Under the policy, a related person transaction requires the approval or ratification of the Audit Committee or the Chair of the Audit Committee in those situations in which the legal department, in consultation with the CEO or the CFO, determines that it is not practicable or desirable for us to wait until the next Audit Committee meeting for review. Prior to approving or ratifying any transaction, the Audit Committee or the Chair will consider the material facts of the transaction, including the related person’s relationship to us and their interest in the transaction, and will determine whether the transaction is entered into in good faith and on fair and reasonable terms to us. Under the policy, ongoing related person transactions need not be re-approved unless any of the terms of such transaction are modified. No person may participate in the review of a transaction in which such person, or any of his or her immediate family members, may have a direct or indirect material interest.

During fiscal 2018, no transactions were reviewed by the Audit Committee since there were no new related person transactions, or any modifications to existing related person transactions, during fiscal 2018.

See above under the heading “Employment Letters and Retirement Agreements,” for a description of our retirement agreements with Mrs. Roslyn S. Jaffe and Mr. Elliot S. Jaffe. Mrs. Jaffe is the spouse of Elliot S. Jaffe, Chairman Emeritus and a founder of our Company, and they are the parents of David Jaffe, a director, Chairman and our CEO, Elise Jaffe, a non-executive officer and a more than 5% stockholder, and Richard Jaffe, a significant holder of the Company’s stock.

The Company (through one of its subsidiary brands) leases two of its store locations from Nordan, LLC, a Connecticut limited liability company and wholly-owned subsidiary of Rosell III, LLC, a Delaware limited liability company, of which various trusts in the names of the grandchildren of Elliot S. Jaffe maintain a 100% ownership interest. David Jaffe, our Chairman and CEO, and Richard Jaffe are trustees of those trusts and managers of Rosell III, LLC. The following table describes the terms of these leases:

Store Location	Expiration	Renewal Options	Square Feet	Minimum Annual Rent Per Square Foot

Norwalk, Connecticut	June 30, 2021	Until June 30, 2031	12,700	$14.13

Danbury, Connecticut	June 30, 2020	None	8,000	$27.98

These store rentals approximate the range of minimum rentals paid by the Company on its other store leases. The store leases also contain provisions for payment of a percentage of sales as additional rent when sales reach specified levels. The effective rent (total rent as a percentage of sales with respect to a store) for these stores is between sixteen percent (16%) and twenty-two percent (22%). We believe that these leases are on terms that are comparable to terms we could obtain in arms-length negotiations with unrelated third parties for store locations in similar geographic areas. During fiscal 2018, we paid a total of approximately $457,801 in rent and related expenses under these leases.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ David Jaffe
David Jaffe
Chairman of the Board and
Chief Executive Officer

Ascena Retail Group, Inc.	76	2018 Proxy Statement

ANNEX A SUBJECT TO STOCKHOLDER APPROVAL

AMENDMENT NUMBER TWO TO THE ASCENA RETAIL GROUP, INC.

2016 OMNIBUS INCENTIVE PLAN

(AMENDED AND RESTATED EFFECTIVE DECEMBER 10, 2015)

The Ascena Retail Group, Inc. 2016 Omnibus Incentive Plan (Amended and Restated Effective December 10, 2015), as amended from time to time (the “Plan”), is hereby amended, effective as of December 14, 2018, subject to stockholder approval at the Ascena Retail Group, Inc.’s 2018 Annual Meeting of Stockholders, as follows:

1. The first sentence of Section 4.1(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The aggregate number of shares of Common Stock that may be the subject of Awards under the Plan shall not exceed 83,600,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both.”

2. The Plan is hereby amended by adding the following new Section 4.1(c) immediately after Section 4.1(b):

“(c) Non-Employee Director Individual Limitation. Notwithstanding any other provision of the Plan to the contrary, the aggregate value of stock-based Awards and cash-based compensation granted to any Non-Employee Director in respect of any fiscal year of the Company, solely with respect to his or her service as a Non-Employee Director, may not exceed $750,000 based on the Fair Market Value of stock-based Awards and the aggregate value of cash-based compensation, in each case, determined as of the date of grant.”

3. The first sentence of Article XVI of the Plan is hereby amended by deleting the proviso from the end thereof.

4. The second sentence of Article XVI of the Plan is hereby deleted in its entirety.

5. The Plan is hereby amended by adding the following new Section 14.18 immediately after Section 14.17:

“14.18. No Material Modification.

Notwithstanding anything to the contrary herein or otherwise, the Plan amendments approved by the Company’s stockholders effective December 14, 2018, shall not apply to any compensation payable pursuant to a written binding contract that was in effect on November 2, 2017, and shall not be deemed to modify in any respect any such written binding contract.”

6. Except as specifically set forth herein, all of the terms, conditions and all other provisions of the Plan remain in full force and effect.

Ascena Retail Group, Inc.	A-1	2018 Proxy Statement

Approved and Effective September 27, 2017

AMENDMENT NUMBER ONE TO THE ASCENA RETAIL GROUP, INC.

2016 OMNIBUS INCENTIVE PLAN

Amended and Restated Effective December 10, 2015

WHEREAS, Ascena Retail Group, Inc. (the “Company”) maintains the Ascena Retail Group, Inc. 2016 Omnibus Incentive Plan (Amended and Restated Effective December 10, 2015) (the “Plan”);

WHEREAS, pursuant to Section 11.1 of the Plan, the Board of Directors of the Company (the “Board”) may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, subject to stockholder approval in certain circumstances;

WHEREAS, the Board has authorized the Company to amend the Plan as set forth herein; and

WHEREAS, stockholder approval is not required for the amendment set forth herein.

NOW, THEREFORE, pursuant to Section 11.1 of the Plan, effective as of September 27, 2017, the Plan is hereby amended as follows:

1.	The last sentence of Section 6.3(c) of the Plan is amended and restated in its entirety to read as follows:

“Notwithstanding anything herein to the contrary, subject to Section 4.4, the vesting schedule for any Stock Options granted between September 21, 2011 and September 26, 2017 shall be no less than in three (3) equal annual installments on the first, second and third anniversaries of the date of grant; provided that the Committee may provide, in its sole discretion, that such Stock Options shall vest and become exercisable earlier than such minimum vesting dates, subject to Section 6.4, upon the Participant’s death, Disability, Retirement, or Termination by the Company without Cause or by the Participant for good reason (in the event such term (or words or a concept of like import) is defined in an agreement between the Company or an Affiliate and the Participant in effect at the time of grant) or upon a Change in Control.”

2.	Section 6.3(c) of the Plan is hereby amended by adding the following sentence to the end thereof:

“Notwithstanding anything herein to the contrary, subject to Section 4.4, the vesting schedule for any Stock Options granted on or after September 27, 2017 shall be no less than in two (2) equal annual installments on the first and second anniversaries of the date of grant; provided that the Committee may provide, in its sole discretion, that such Stock Options shall vest and become exercisable earlier than such minimum vesting dates, subject to Section 6.4, upon the Participant’s death, Disability, Retirement, or Termination by the Company without Cause or by the Participant for good reason (in the event such term (or words or a concept of like import) is defined in an agreement between the Company or an Affiliate and the Participant in effect at the time of grant) or upon a Change in Control.”

[Remainder of Page Intentionally Left Blank]

Ascena Retail Group, Inc.	A-2	2018 Proxy Statement

IN WITNESS WHEREOF, the Company has caused this amendment to be executed as of the 27st day of September, 2017.

ASCENA RETAIL GROUP, INC.

By:	/s/ Duane Holloway
Name: Duane Holloway
Title: EVP & General Counsel

Dated: September 27, 2017

Ascena Retail Group, Inc.	A-3	2018 Proxy Statement

ANNEX B SUBJECT TO STOCKHOLDER APPROVAL

~~SECOND~~THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

ASCENA RETAIL GROUP, INC.

Ascena Retail Group, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, as amended (the “DGCL”), does hereby certify as follows:

(1) The name of the Corporation is Ascena Retail Group, Inc.

(2) The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 27, 2010 (the “Original Certificate of Incorporation”).

(3) The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 20, 2010 (the “Amended and Restated Certificate of Incorporation”), which Amended and Restated Certificate of Incorporation amended and restated the Original Certificate of Incorporation.

(4) The Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 13, 2010 (the “Second Amended and Restated Certificate of Incorporation”), which Second Amended and Restated Certificate of Incorporation amended and restated the Amended and Restated Certificate of Incorporation.

(5) This ~~Second~~Third Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL, amends and restates the provisions of the Second Amended and Restated Certificate of Incorporation, and has been duly approved by the ~~written consent of the sole stockholder~~stockholders of the Corporation in accordance with Section ~~228~~242 of the DGCL.

(56) The text of the Second Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

Section 1. The name of the corporation is Ascena Retail Group, Inc. (hereinafter referred to as the “Corporation”).

Section 2. The registered office of the Corporation is to be located at 2711 Centerville Road Suite 400, Wilmington, Delaware, 19808, New Castle County. The name of its registered agent at that address is Corporation Service Company.

Section 3. The purpose of the Corporation is to engage in any lawful act or activities for which corporations may be formed under the General Corporation Law of the State of Delaware, as may be amended, revised, modified or otherwise supplemented from time to time (the “DGCL”).

Section 4. The total authorized capital stock of the Corporation shall consist of the following classes of stock: (a) One Hundred Thousand (100,000) shares of preferred stock with a par value of one cent ($.01) per share (“Preferred Stock”); and (b) Three Hundred Sixty Million (360,000,000) shares of common stock with a par value of one cent ($.01) per share (“Common Stock”). Subject to the rights of the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of subsection (a) of this Section 4, the number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote generally in the election of directors, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), voting together as a single class, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased.

(a) Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock, which may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(i) the distinctive serial designation of such series and the number of shares constituting such series (provided that the aggregate number of shares constituting all series of Preferred Stock shall not exceed 100,000);

Ascena Retail Group, Inc.	B-1	2018 Proxy Statement

(ii) the dividend rate or rates on the shares of that series, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(iii) whether the shares of such series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon and after which such shares shall be redeemable, the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, and the manner of selecting shares for redemption if less than all shares of such series are to be redeemed;

(iv) the obligation, if any, of the Corporation to retire shares of such series pursuant to a sinking fund;

(v) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(vi) whether the shares of such series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(vii) the rights of the shares of such series in the event of voluntary or involuntary liquidation, distribution of assets, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(viii) whether or not the holders of shares of such series shall have any preemptive rights with respect to issuance of any class of equity shares of the Corporation, with respect to the granting by the Corporation of rights or options to purchase its equity shares of any class or the issuance of shares or other securities convertible into or carrying rights or options to purchase its equity shares of any class; and

(ix) any other terms, relative rights, preferences and limitations of such series.

The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

(b) Common Stock. The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Common Stock are as follows:

(i) the Common Stock shall be subject to the express terms of the Preferred Stock or any series thereof. Except as may otherwise be provided in this Certificate of Incorporation, in a certificate of designations or by applicable law, each holder of record of shares of Common Stock shall be entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders of the Corporation, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders;

(ii) subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as it may be amended from time to time, holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation if, as and when declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore;

(iii) in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for the payment of the debts and liabilities of the Corporation and subject to the prior payment in full of the preferential amounts, if any, to which any series of Preferred Stock may be entitled, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation remaining for distribution in proportion to the number of shares held by them, respectively;

(iv) no holder of shares of Common Stock shall be entitled to preemptive or subscription rights; and

(v) notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.

Ascena Retail Group, Inc.	B-2	2018 Proxy Statement

Section 5. The Corporation is to have perpetual existence.

Section 6. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

Advance notice of stockholder nominations for the election of directors and of business proposed to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the by-laws of the Corporation.

Section 7. No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended. Any repeal or modification of this Section 7 shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 8. The Corporation shall indemnify its directors and officers to the extent set forth in the by-laws of the Corporation.

Section 9. (a) SuperMajority Vote for Approval of Business Combinations.

(i) Notwithstanding any other provisions to the contrary in this Certificate of Incorporation, except as set forth in subparagraph (ii) of this Section 9(a), the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of Voting Stock (as hereinafter defined) of the Corporation shall be required for the approval or authorization of any Business Combination (as hereinafter defined) of the Corporation with any Related Person (as hereinafter defined). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that the affirmative vote of a lesser percentage of stockholders may be specified, by law or otherwise.

(ii) The provisions of this Section 9(a) shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as may be required by law or otherwise, if either:

(1) the Business Combination shall have been approved by a majority of Continuing Directors (as hereinafter defined) at a meeting at which a Continuing Director Quorum (as hereafter defined) is present; or

(2) the Business Combination shall involve the Corporation and a Subsidiary (as hereinafter defined) in which a Related Person has no direct or indirect interest (other than an interest arising solely by reason of the Related Party’s interest in the Corporation), provided that (a) if the Corporation shall not be the surviving corporation, all stockholders of the Corporation shall be entitled to receive the same type of consideration in such transaction in proportion to their respective stockholdings, (b) the provisions of Sections 9, 10, 11 and 12 hereof shall be continued in effect or adopted by such surviving corporation as part of its articles or certificate of incorporation, as the case may be, and such articles or certificates shall have no provision inconsistent with the provisions of such Sections hereof and (c) the provisions of the Corporation’s by-laws shall continue in effect or shall be adopted by such surviving corporation.

(iii) For purposes of this Section 9:

(1) The term “person” shall mean any individual, firm, corporation or other entity.

(2) The term “Business Combination” shall mean (a) any merger or consolidation of the Corporation or a Subsidiary with or into a Related Person, (b) any sale, lease, exchange, transfer, mortgage, pledge or other disposition (whether in one transaction or in a series of transactions) of all or any Substantial Part of the Assets (as hereinafter defined) of the Corporation (including, without limitation, any securities of a Subsidiary), or of a Subsidiary, to a Related Person, (c) any sale, lease, exchange, transfer, mortgage, pledge or other disposition (whether in one transaction or in a series of transactions) of all or any Substantial Part of the Assets of a Related Person to the Corporation or to a Subsidiary, (d) the issuance of any securities of the Corporation or a Subsidiary to a Related Person, (e) the acquisition by the Corporation or a Subsidiary of any securities of a Related Person, (f) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any Subsidiary or any other transaction (whether or not with or into or otherwise involving a Related Person) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity securities or securities convertible into equity securities of the Corporation or any Subsidiary which is directly or indirectly owned

Ascena Retail Group, Inc.	B-3	2018 Proxy Statement

by a Related Person, (g) any loan or other extension of credit by the Corporation or a Subsidiary to a Related Person or any guarantee by the Corporation or a Subsidiary of any loan or other extension of credit by any person to a Related Person, (h) the adoption of any plan or proposal for the dissolution, liquidation or termination of the Corporation or any Subsidiary proposed by or on behalf of a Related Person and (i) any agreement, contract or other arrangement providing for any of the foregoing Business Combination transactions.

(3) The term “Related Person” shall mean any person that is the Beneficial Owner (as hereinafter defined) of five percent (5%) or more of the outstanding shares of Voting Stock of the Corporation, other than (a) any individual or trust that was the Beneficial Owner of five percent (5%) or more of such outstanding shares of the Corporation’s predecessor, The Dress Barn, Inc., on December 31, 1984, such individual’s estate, and any other person that is a Beneficial Owner of five percent (5%) or more of such outstanding shares solely by reason of being an “affiliate” or “associate” of such individual, trust or estate and (b) any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

(4) A person shall be a “Beneficial Owner” of any shares of Voting Stock of the Corporation (a) which such person or any of its “affiliates” or “associates” (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1985) beneficially owns, directly or indirectly, (b) which such person or any of its “affiliates” or “associates” has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise or (ii) the right to vote pursuant to any agreement, arrangement or understanding, or (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its “affiliates” or “associates” has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock of the Corporation.

(5) For the purposes of determining whether a person is a Related Person, the number of shares of Voting Stock of the Corporation deemed to be outstanding shall include all shares of Voting Stock deemed owned by such person through application of paragraph (4) of this subparagraph (iii), but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise or conversion rights, exchange rights, warrants or options, or otherwise.

(6) The term “Continuing Director” shall mean (a) any member of the Board of Directors (i) who was a member of the Board of Directors on August 20, 2010 or (ii) became a member of the Board of Directors prior to the time that the Related Person became a Related Person, and (b) any successor of a Continuing Director who is not an affiliate, associate, or representative of the Related Person and is nominated or elected to succeed a Continuing Director by a majority of Continuing Directors, provided that such nomination or election shall only be effective if made at a meeting at which a Continuing Director Quorum is present.

(7) The term “Continuing Director Quorum” shall mean a majority of Continuing Directors capable of exercising the powers conferred upon them under the provisions of the Certificate of Incorporation or the by-laws of the Corporation or by law.

(8) The term “Subsidiary” shall mean any corporation more than fifty percent (50%) of any class of equity security of which is owned, directly or indirectly, by the Corporation.

(9) The term “Substantial Part of the Assets” shall mean assets having fair market value or book value, whichever is greater, equal to more than ten percent (10%) of the total assets of a person as of the end of its most recent fiscal year ending prior to the time the determination is made.

(10) The term “Voting Stock” shall mean all of the outstanding shares of capital stock of the Corporation entitled to vote on matters submitted to stockholders generally, and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by such shares voting as one class.

(iv) Nothing contained in this Section 9 shall be construed to relieve any Related Person of any fiduciary obligation imposed upon it by law.

(v) The Board of Directors shall have the power and duty to determine, on the basis of information then known to it, whether (a) any person is a Related Person, (b) any person is an “affiliate” or “associate” of another, (c) any Business Combination relates to a Substantial Part of the Assets of any person and (d) any director is a Continuing Director and is acting at a meeting at which a Continuing Director Quorum is or was present. Any such determination made in good faith by the Board of Directors shall be conclusive and binding for all purposes of this Section 9.

Ascena Retail Group, Inc.	B-4	2018 Proxy Statement

(b) Duties of the Board of Directors Regarding Business Combinations. The fact that any action or transaction conflicts with the provisions of Section 9(a) shall not be construed to waive or satisfy any other requirement of law or this Certificate of Incorporation or to impose any fiduciary duty, obligation or responsibility on the Board of Directors or any member thereof to approve such action or transaction or recommend its adoption or approval to the stockholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such action or transaction. The Board of Directors, when evaluating any Business Combination, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders, give due consideration to all relevant factors, including, without limitation, the social and economic effects on the employees, customers, suppliers and other constituents of the Corporation and its Subsidiaries and on the communities in which the Corporation and its Subsidiaries operate or are located.

Section 10. Amendment of Sections 9 and 10. The provisions of Section 9 and this Section 10 of the Certificate of Incorporation may be amended, altered or repealed only at a meeting of stockholders by vote of the holders of at least eighty percent (80%) of the shares of capital stock entitled to vote on amendments to the Certificate of Incorporation.

Section 11. (a) Classification of Board of Directors. The directors of the Corporation shall be divided into three classes, each class as nearly equal in the number of directors as possible. At each annual meeting of stockholders, directors shall be elected to succeed the directors whose terms will then expire and shall be elected for a term of office that will expire at the third succeeding annual meeting of the stockholders after their election. The directors shall be elected to serve until the annual meeting of the stockholders at which their term expires and until their respective successors shall have been elected and qualified.

(b) Vacancies. Any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause or from newly created directorships arising from an increase in the number of directors shall be filled by a majority vote of the remaining directors then in office, and any directors so chosen shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or in which the new directorship was created. No decrease in the number of directors shall shorten the term of any incumbent director.

(c) Removal of Directors. Members of the Board of Directors may be removed from office ~~only (1) for cause, by the remaining directors, or (2)~~ with or without cause, by stockholder action, at a meeting of stockholders called for that purpose, by vote of at least 80 percent of the shares of capital stock then entitled to vote at an election of directors.

(d) Amendment of Section 11. The provisions of this Section 11 may be amended, altered or repealed only at a meeting of stockholders by vote of the holders of at least 80 percent of the shares of capital stock then entitled to vote on amendments to the Certificate of Incorporation.

Section 12. Amendment of By-laws by Stockholders. In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power, without the assent or vote of the stockholders, to adopt, amend or repeal the by-laws of the Corporation by the affirmative vote of directors holding a majority of the directorships. Action by the stockholders to adopt, amend, and repeal the by-laws of the Corporation may be taken only at a meeting of stockholders by the affirmative vote of the holders of at least eighty percent (80%) of the shares of capital stock then entitled to vote thereon. Any by-law adopted by the stockholders may be amended or repealed by the Board of Directors unless the by-law or provision thereof specifically states that it shall not be amended or repealed by the Board of Directors, in which case such by-law or provision shall only be amended or repealed by action by the stockholders taken at a meeting of stockholders by the affirmative vote of the holders of eighty percent (80%) of the shares of capital stock of the Corporation entitled to vote thereon. Any notice of a meeting of stockholders or the Board of Directors at which by-laws are to be adopted, amended or repealed shall include notice of such proposed action. The provisions of this Section 13 may be amended, altered or repealed only at a meeting of stockholders by vote of the holders of at least eighty percent (80%) of the shares of capital stock then entitled to vote on amendments to the Certificate of Incorporation.

Section 13. Unless, and except to the extent that, the by-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

* * * * * * *

Ascena Retail Group, Inc.	B-5	2018 Proxy Statement

ASCENA RETAIL GROUP, INC. 933 MacArthur Boulevard Mahwah, New Jersey 07430

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the cost incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

ASCENA RETAIL GROUP, INC.

The Board of Directors recommends you Vote “FOR” the election of the three nominees for Director, and “FOR” Proposals 2, 3, 4 and 5.

1.	Election of Directors
Nominees:
	Terms expiring at the 2021 Annual Meeting of Stockholders:	For	Against	Abstain
	01) Steven L. Kirshenbaum	☐	☐	☐
	02) Carrie W. Teffner	☐	☐	☐
	03) Linda Yaccarino	☐	☐	☐

2.	Proposal to approve amendment Number Two to the Ascena Retail Group, Inc. 2016 Omnibus Incentive Plan, as amended.				For ☐	Against ☐	Abstain ☐

3.	Proposal to approve, by non-binding vote, the compensation paid to the Company’s named executive officers during fiscal 2018.				☐	☐	☐

4.	Proposal to approve the Amendment and Restatement of the Company’s Second Amended and Restated Certificate of Incorporation, as amended.				☐	☐	☐

5.	Proposal to ratify Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year ending August 3, 2019.				☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting.			Yes ☐	No ☐

Note: Proxies are authorized to vote in their discretion with respect to other matters which may come before the meeting or any adjournment or postponement thereof. Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners) (SIGN WITHIN BOX)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

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ASCENA RETAIL GROUP, INC.

933 MacArthur Boulevard

Mahwah, New Jersey 07430

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the 2018 Annual Meeting of Stockholders of Ascena Retail Group, Inc. (the “Company”), to be held on December 14, 2018 and the proxy statement, and hereby appoints Kate Buggeln and Carl Rubin, and each of them, as attorney-in-fact, proxies with power of substitution to vote on behalf of the undersigned all shares of the Company that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 3:00 p.m. local time at dressbarn’s Corporate Headquarters, Stage Street Café, 933 MacArthur Boulevard, Mahwah, New Jersey 07430 on December 14, 2018, and any adjournments or postponements thereof, with all powers the undersigned would possess if personally present, with respect to the following:

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees listed in proposal No. 1, FOR the approval of proposal No. 2, FOR the approval of proposal No. 3, FOR the approval of proposal No. 4 and FOR the approval of proposal No. 5. The proxies are authorized to vote in their discretion with respect to other matters which may come before the meeting or any adjournment or postponement thereof. A majority of the proxies or substitutes present at the meeting may exercise all powers granted hereby.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side)

Continued and to be signed on reverse side